As filed with the U.S. Securities and Exchange Commission on July 13, 2018

1933 Act File No. 333-
1940 Act File No. 811-23361

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

and

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐ Amendment No.

EAGLE POINT INCOME COMPANY LLC

(Exact name of Registrant as specified in charter)

20 Horseneck Lane
Greenwich, CT 06830

(Address of Principal Executive Offices)

(203) 340-8500

(Registrant’s telephone number, including Area Code)

Thomas P. Majewski
20 Horseneck Lane
Greenwich, CT 06830

(Name and address of agent for service)

Copies of Communications to:

Thomas J. Friedmann
Philip T. Hinkle
Dechert LLP
One International Place, 40th Floor
100 Oliver Street
Boston, Massachusetts 02110
(617) 728-7120

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee
Common Stock, par value $0.001 per share	$1,000,000	$124.50

(1)	Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
(2)	Includes shares that may be offered to the underwriters pursuant to an option to cover over-allotments.

The Registrant shall file an amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION, JULY 13, 2018

     Shares

Eagle Point Income Company Inc.

Common Stock
$     per Share

We are a newly organized, externally managed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended. Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. We intend to focus on CLO debt tranches rated “BB” (or its equivalent) by Moody’s Investor Service, Inc., Standard & Poor’s, Fitch, Inc. and/or other applicable nationally recognized statistical rating organizations. We may also invest in other junior debt tranches of CLOs, senior debt tranches of CLOs and other related securities and instruments. In addition, we intend to invest up to 20% of our total assets (at the time of investment) in CLO equity securities (primarily via minority ownership positions) and related securities and instruments. We may also invest in other securities and instruments that Eagle Point Credit Management LLC believes are consistent with our investment objectives. The CLO securities in which we primarily seek to invest are rated below investment grade or, in the case of CLO equity, are unrated and are considered speculative with respect to timely payment of interest and repayment of principal. Below investment grade and unrated securities are also sometimes referred to as “junk” securities.

Eagle Point Credit Management LLC is our investment adviser and manages our investments subject to the supervision of our board of directors. As of May 31, 2018, Eagle Point Credit Management LLC had approximately $2.2 billion of total assets under management for investment in CLO securities and related investments, including capital commitments that were undrawn as of such date. Eagle Point Administration LLC, an affiliate of our investment adviser, serves as our administrator.

We intend to make regular monthly distributions of all or a portion of our taxable income to the holders of our common stock. We anticipate declaring a distribution of $     for each of the months of      ,      and            2018, payable to holders of our common stock, including investors in this offering.

This is our initial public offering and our common stock has no history of public trading. We are offering      shares of common stock. Assuming an initial public offering price of $     per share of common stock, purchasers in this offering will experience immediate dilution in net asset value, or “NAV,” of approximately $     per share on a pro forma basis. See “Capitalization Table — Pro Forma Dilution.”

We intend to apply to list our common stock on the New York Stock Exchange, or “NYSE,” under the ticker symbol “    ”.

Investors should consider their investment goals, time horizon and risk tolerance before investing in our common stock. An investment in our common stock is not appropriate for all investors and is not intended to be a complete investment program. Shares of common stock of closed-end management investment companies that are listed on an exchange frequently trade at a discount to their NAV. If our common stock trades at a discount to our NAV, it will likely increase the risk of loss for purchasers in this offering. In addition, investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. Before purchasing any shares of common stock, you should read the discussion of the principal risks of investing in our common stock, which are summarized in “Risk Factors” beginning on page 18 of this prospectus.

This prospectus contains important information you should know before investing in our common stock. Please read this prospectus and retain it for future reference. Upon completion of this offering, we will file annual and semi-annual stockholder reports, proxy statements and other information with the SEC. To obtain this information free of charge or make other inquiries pertaining to us, please call (844) 810-6501 (toll-free). You may also obtain a copy of any information regarding us filed with the SEC from the SEC’s website (www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$	$
Sales load(2)	$	$
Proceeds to us before expenses(3)	$	$

(1)	We have granted the underwriters an option to purchase up to additional shares of common stock at the public offering price within days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the public offering price, sales load and proceeds to us before expenses will be $ , $ and $ , respectively. See “Underwriting.”
(2)	The Adviser has agreed to pay the full amount of the sales load in connection with this public offering, or $ . Because the sales load is paid solely by the Adviser (and not by us), the sales load is not reflected in the table above and will not reduce the NAV per share of our common stock. See “Underwriting.”
(3)	We estimate that we will incur expenses of approximately $ in connection with this offering. If our organizational and offering expenses exceed $ in the aggregate, the Adviser has agreed to pay any excess from its own assets.

The underwriters expect to deliver our common stock to purchasers on or about            , 2018

The date of this prospectus is           , 2018.

* * * * * *

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. Our business, financial condition and results of operations may have changed since that date. We will update these documents to reflect material changes only as required by law.

i

PROSPECTUS SUMMARY

The following summary highlights some of the information contained in this prospectus. It is not complete and may not contain all the information that is important to a decision to invest in our securities. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus and any applicable prospectus supplement. Except where the context suggests otherwise, the terms:

•	The “Company,” “we,” “us” and “our” refer to Eagle Point Income Company, Inc., a Delaware corporation, and, prior to its conversion to a corporation, Eagle Point Income Company LLC, a Delaware limited liability company;
•	“Eagle Point Credit Management” and “Adviser” refer to Eagle Point Credit Management LLC, a Delaware limited liability company;
•	“Eagle Point Administration” and “Administrator” refer to Eagle Point Administration LLC, a Delaware limited liability company; and
•	“Risk-adjusted returns” refers to the profile of expected asset returns across a range of potential macroeconomic scenarios, and does not imply that a particular strategy or investment should be considered low-risk.

Unless otherwise indicated, this prospectus assumes no exercise of the option granted to the underwriters to purchase additional shares to cover overallotments.

Eagle Point Income Company

We are a newly organized, externally managed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act.” We intend to elect to be treated, and intend to qualify annually thereafter, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code.”

Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We will seek to achieve our investment objectives by investing primarily in junior debt tranches of CLOs, which are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. We intend to focus on CLO debt tranches rated “BB” (or its equivalent) by Moody’s Investor Service, Inc., or “Moody’s,” Standard & Poor’s, or “S&P,” or Fitch, Inc., or “Fitch,” and/or other applicable nationally recognized statistical rating organizations. We refer to such debt tranches in this prospectus as “BB-Rated CLO Debt”. We may also invest in other junior debt tranches of CLOs, senior debt tranches of CLOs and other related securities and instruments. In addition, we intend to invest up to 20% of our total assets (at the time of investment) in CLO equity securities (primarily via minority ownership positions) and related securities and instruments. We may also invest in other securities and instruments that the Adviser believes are consistent with our investment objectives. The amount that we will invest in other securities and instruments, which may include investments in debt and other securities issued by CLOs collateralized by non-U.S. loans or securities of other collective investment vehicles, will vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on the Adviser’s assessment of prevailing market conditions. The CLO securities in which we primarily seek to invest are rated below investment grade or, in the case of CLO equity securities, are unrated and are considered speculative with respect to timely payment of interest and repayment of principal. Below investment grade and unrated securities are also sometimes referred to as “junk” securities.

These investment objectives are not fundamental policies of ours and may be changed by our board of directors without prior approval of our stockholders. See “Business.”

We pursue a differentiated strategy within the CLO debt market premised upon our Adviser’s strong emphasis on assessing the skill of CLO collateral managers and analyzing the structure of a CLO.

We believe that the Adviser’s direct and often longstanding relationships with CLO collateral managers, its CLO structural expertise and its relative scale in the CLO market are competitive advantages as we seek to achieve our investment objectives.

We seek to construct a portfolio of CLO securities that provides varied exposure across several key categories, including:

•	number and investment style of CLO collateral managers; and
•	CLO vintage period.

We believe that we are structured as an efficient vehicle for investors to gain exposure to the types of CLO securities and related investments historically accessed by primarily institutional investors. Our closed-end fund structure allows the Adviser to take a long-term view from a portfolio management perspective without the uncertainty posed by redemptions in an open-end fund structure. As such, the Adviser can focus principally on maximizing long-term risk-adjusted returns for the benefit of stockholders.

Eagle Point Credit Management

Eagle Point Credit Management, our investment adviser, manages our investments subject to the supervision of our board of directors pursuant to an investment advisory agreement, or the “Investment Advisory Agreement.” An affiliate of the Adviser, Eagle Point Administration, has agreed to perform, or arrange for the performance of, our required administrative services. For a description of the fees and expenses that we will pay to the Adviser and the Administrator, see “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee” and “The Adviser and the Administrator — The Administrator and the Administration Agreement.”

The Adviser is registered as an investment adviser with the SEC. As of May 31, 2018, the Adviser had approximately $2.2 billion of total assets under management for investment in CLO securities and related investments, including capital commitments that were undrawn as of such date. Based on its CLO equity assets under management, the Adviser believes it is among the largest CLO equity investors in the market. The Adviser was established in November 2012 by Thomas P. Majewski and Stone Point Capital LLC, or “Stone Point,” as investment manager of Trident V, L.P. and related investment vehicles, which we refer to collectively as the “Trident V Funds.” Stone Point, an investment adviser registered with the SEC, is a specialized private equity firm focused on the financial services industry. Since its inception, Stone Point (including a predecessor entity) has raised seven private equity funds with aggregate committed capital of approximately $19 billion. The Adviser is primarily owned by the Trident V Funds through intermediary holding companies. The Adviser is ultimately governed through intermediary holding companies by a board of managers, which includes Mr. Majewski and certain principals of Stone Point. See “The Adviser and the Administrator.”

The Adviser’s “Senior Investment Team” is led by Mr. Majewski, Managing Partner of the Adviser, and is also comprised of Daniel W. Ko, Principal and Portfolio Manager, and Daniel M. Spinner, Principal and Portfolio Manager. The Senior Investment Team will be primarily responsible for our day-to-day investment management and the implementation of our investment strategy and process.

Each member of the Senior Investment Team is a CLO industry specialist who has been directly involved in the CLO market for the majority of his career and has built relationships with key market participants, including CLO collateral managers, investment banks and investors. Members of the Senior Investment Team have been involved in the CLO market as:

•	the head of the CLO business at various investment banks;
•	a lead CLO structurer and collateralized debt obligation, or “CDO,” workout specialist at an investment bank;
•	a CLO equity and debt investor;
•	principal investors in CLO collateral management firms; and
•	a lender and mergers and acquisitions adviser to CLO collateral management firms.

We believe that the complementary, yet highly specialized, skill set of each member of the Senior Investment Team provides the Adviser with a competitive advantage in its CLO-focused investment strategy. See “The Adviser and the Administrator — Portfolio Managers.”

In addition to managing our investments, the Adviser manages investment accounts for other clients, including Eagle Point Credit Company Inc., or “ECC,” a publicly traded, closed-end management investment company that is registered under the 1940 Act, a privately offered pooled investment vehicle and several institutional separate accounts. Many of these accounts pursue an investment strategy that substantially or partially overlaps with the strategy that we intend to pursue.

CLO Overview

As of           , 2018, our investment portfolio was comprised primarily of investments in the junior debt tranches of CLOs. The CLOs that we primarily target are securitization vehicles that pool portfolios of primarily below investment grade U.S. senior secured loans. Such pools of underlying assets are often referred to as a CLO’s “collateral.” While the vast majority of the portfolio of most CLOs consists of senior secured loans, many CLOs enable the CLO collateral manager to invest up to 10% of the portfolio in assets that are not first lien senior secured loans, including second lien loans, unsecured loans, senior secured bonds and senior unsecured bonds.

CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry and that is subject to a variety of asset concentration limitations. Most CLOs are non-static, revolving structures that generally allow for reinvestment over a specific period of time (the “reinvestment period”, which is typically up to five years). The terms and covenants of a typical CLO structure are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price) of, the collateral. These covenants include collateral coverage tests, interest coverage tests and collateral quality tests.

A CLO funds the purchase of a portfolio of primarily senior secured loans via the issuance of CLO equity and debt securities in the form of multiple, primarily floating rate, debt tranches. The CLO debt tranches typically are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below investment grade, at the junior level by Moody’s, S&P and/or Fitch. The interest rate on the CLO debt tranches is the lowest at the AAA-level and generally increases at each level down the rating scale. The CLO equity tranche is unrated and typically represents approximately 8% to 11% of a CLO’s capital structure. Below investment grade and unrated securities are sometimes referred to as “junk” securities.

The diagram below is for illustrative purposes only. The CLO structure highlighted below is a hypothetical structure intended to depict an average CLO in the market. A minority of CLOs also include a B-rated debt tranche (in which we may invest), and the structure of CLOs in which we invest may otherwise vary from the example set forth below. Please see “Business — CLO Overview” for a more detailed description of a CLO’s typical structure and certain key terms and conditions including its priority-of-payment schedules.

Since a CLO’s indenture typically requires that the maturity dates of a CLO’s assets (typically five to eight years from the date of issuance of a senior secured loan when purchased) be shorter than the maturity date of the CLO’s liabilities (typically 12 to 13 years from the date of issuance), CLOs generally do not face refinancing risk on the CLO debt. However, in most CLO transactions, CLO debt investors are subject to prepayment risk in that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, which would cause the CLO’s outstanding CLO debt securities to repaid at par.

Investment Opportunity

We will seek to achieve our investment objectives by investing primarily in junior debt tranches of CLOs and intend to focus on BB-Rated CLO Debt.

Based on our Adviser’s experience, we believe that the CLO market has experienced a significant evolution in the buyer base for BB-Rated CLO Debt. Prior to a few years ago, BB-Rated CLO Debt was primarily acquired and traded by hedge funds with a shorter term investment horizon. As of the date of this prospectus, the Adviser believes that a significant amount of the demand for BB-Rated CLO Debt comes from longer term-oriented and sophisticated institutional investors such as asset managers, insurance companies and pension funds. We believe that increased interest in BB-Rated CLO Debt by these categories of institutional investors is driven at least in part by a view that investing in BB-Rated CLO Debt presents an attractive alternative to high yield bond exposure and a complement to direct exposure to senior secured loans, and suggests that the BB-Rated CLO Debt market is maturing.

We believe that BB-Rated CLO Debt has the following attractive fundamental attributes:

•	Expected protection against rising interest rates: Similar to the senior secured loans that serve as the underlying collateral for CLOs, BB-Rated CLO Debt is a floating rate security that pays interest based on the 3-month London Interbank Offered Rate, or “LIBOR,” plus a spread and, as a result, is expected to have lower interest rate risk than high yield bonds, which are fixed income securities, in a rising interest rate environment.
•	Potential for higher returns: We believe that BB-Rated CLO Debt offers a potential return that compares favorably to that of senior secured loans and high yield bonds. See “Business — CLO Market Opportunity.”
•	Potential for lower credit expense: The 20 year cumulative default rate on BB-Rated CLO Debt for the period from 1994 through 2013 is 1.66%[1] (or just 0.08% per annum) as compared to 3.0% per annum for senior secured loans (from 1998 through 2013, the period for which the data is

[1]	Standard & Poor’s, Twenty Years Strong: A Look Back At U.S. CLO Rating Performance from 1994 Through 2013.

available) and 4.6% per annum for high yield bonds (from 1994 through 2013)2. The Adviser believes that the “self-correcting” structural features associated with CLO structures offer a margin of safety for CLO debt investors and have contributed to the low historical default rate on BB-Rated CLO Debt. See “Business — CLO Market Opportunity.”

In addition to investing in BB-Rated CLO Debt, we may invest in other junior debt tranches of CLOs, senior debt tranches of CLOs and other related securities and instruments. In addition, we intend to invest up to 20% of our total assets (at the time of investment) in CLO equity securities (primarily via minority ownership positions) and related securities and instruments. See “Business — CLO Market Opportunity.”

CLO debt and equity securities are also subject to a number of risks as discussed elsewhere in this “Prospectus Summary” section and in more detail in the “Risk Factors” section of this prospectus.

Our Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in CLO securities and related investments due to the following competitive advantages:

•	Specialist in CLO securities with a proven track record. The Adviser focuses exclusively on CLO securities and related investments. Each member of the Senior Investment Team is a CLO specialist who has been involved with the CLO market for the majority of his career and brings a distinct and complementary skill set that the Adviser believes is necessary for our success.
•	Deep CLO structural experience and expertise. Members of the Adviser’s investment team have significant experience structuring, valuing and investing in CLOs throughout their careers. The Adviser believes that the initial structuring of a CLO investment is an important contributor to the ultimate risk-adjusted returns, and that experienced and knowledgeable investors can add meaningful value relative to other market participants by identifying investments with more protective and advantageous structures.
•	Methodical investment process. The objective of the Adviser’s investment process is to outperform the CLO market generally over the long-term. This process, augmented by the first-hand CLO industry experience of the Senior Investment Team, is designed to be repeatable and is focused on key areas for analysis that the Adviser believes are most relevant to potential future performance. Our Adviser believes that its investment and security selection process, with its strong emphasis on assessing the skill of the CLO collateral manager and analyzing the structure of a CLO, differentiates its approach to investing in CLO securities.
•	Proactive investment sourcing. As a specialist asset manager in the CLO market, our Adviser has developed relationships with many CLO collateral managers and believes that it is viewed as an important market participant. We believe our Adviser’s relative size and prominence in the CLO market and our Adviser’s broad and often longstanding relationships with CLO collateral managers and arranging banks benefit us by enhancing our ability to source investments in their early stages and to secure allocations of CLO debt investments issued in the primary market (the syndications of which can be oversubscribed).
•	Efficient vehicle for gaining exposure to CLO debt securities. We believe that we are structured as an efficient vehicle for investors to gain exposure to the types of CLO securities and related investments historically accessed by primarily institutional investors. Our closed-end fund structure allows the Adviser to take a long-term view from a portfolio management perspective without the uncertainty posed by redemptions in an open-end fund structure. As such, the Adviser can focus principally on maximizing long-term risk-adjusted returns for the benefit of stockholders.

Our Structure and Formation Transactions

We were organized as Eagle Point Income Company LLC, a Delaware limited liability company, on June 11, 2018 and intend to convert into a Delaware corporation prior to the completion of this offering. The limited liability company units in us, or the “Units,” held by                    will convert into shares of

[2]	Based on the Adviser’s analysis of market data over such periods.

our common stock at the time of our conversion into a corporation. Assuming a public offering price of $         per share of our common stock and based on our NAV as of                   , 2018,          will receive          shares of our common stock upon our conversion to a corporation. The shares of our common stock held by          will be subject to certain lock-up restrictions. See “Underwriting.”

The following chart reflects our organizational structure prior to our conversion to a corporation and our relationship with the Adviser and the Administrator as of the date of this prospectus:

Initial Portfolio

As of                   , 2018, our investment portfolio consisted of          CLO debt investments which have          different CLO collateral managers. As of                   , 2018, these investments had an aggregate fair value of $        . Below is a description of the portfolio investments that we held as of                   , 2018:

Issuer	Investment	Principal Amount	Cost	Fair Value	% of [Total Investments]/ [Net Assets]

[Information on Initial Portfolio to be added by amendment.]

Financing and Hedging Strategy

Leverage by the Company.  We may use leverage as and to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.

While we anticipate incurring a certain amount of leverage within the first twelve months following the completion of this offering, we may use leverage opportunistically or not at all and may choose to increase or decrease our leverage. We may use different types or combinations of leveraging instruments at any time based on the Adviser’s assessment of market conditions and the investment environment. In addition, we may borrow for temporary or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage requirements described above. By leveraging our investment portfolio, we may create an opportunity for increased net income and capital appreciation. However, the use of leverage also involves significant risks and expenses, and our leverage strategy may not be successful. Any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized.

Accordingly, the more leverage is employed, the more likely a substantial change will occur in our NAV. See “Risk Factors — Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and increase the risk of investing in us.”

Derivative Transactions.  We may engage in “Derivative Transactions,” as described below, from time to time. To the extent we engage in Derivative Transactions, we expect to do so to hedge against interest rate, credit and/or other risks, or for other investment or risk management purposes. We may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems it appropriate to do so. We may purchase and sell a variety of derivative instruments, including exchange-listed and over-the-counter, or “OTC,” options, futures, options on futures, swaps and similar instruments, various interest rate transactions, such as swaps, caps, floors or collars, and credit transactions and credit default swaps. We also may purchase and sell derivative instruments that combine features of these instruments. Collectively, we refer to these financial management techniques as “Derivative Transactions.” Our use of Derivative Transactions, if any, will generally be deemed to create leverage for us and involves significant risks. No assurance can be given that our strategy and use of derivatives will be successful, and our investment performance could diminish compared with what it would have been if Derivative Transactions were not used. See “Risk Factors — Risks Related to Our Investments — We are subject to risks associated with any hedging or Derivative Transactions in which we participate.”

Operating and Regulatory Structure

We are a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end management investment company, we will be required to meet certain regulatory tests. See “Regulation as a Closed-End Management Investment Company.” In addition, we intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code.

Our investment activities will be managed by the Adviser and supervised by our board of directors. Under the Investment Advisory Agreement, we have agreed to pay the Adviser a management fee based on our “Managed Assets”. “Managed Assets” means our total assets (including assets attributable to our use of leverage) minus the sum of our accrued liabilities (other than liabilities incurred for the purpose of creating leverage). The management fee is calculated monthly based on our Managed Assets at the end of each calendar month and is payable quarterly in arrears. The management fee for any partial month will be pro-rated (based on the number of days actually elapsed at the end of such partial month relative to the total number of days in such calendar month). See “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee.”

We have also entered into an administration agreement, which we refer to as the “Administration Agreement,” under which we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement. See “The Adviser and the Administrator — The Administrator and the Administration Agreement.”

Conflicts of Interest

The Adviser is affiliated with other entities engaged in the financial services business. In particular, the Adviser is affiliated with Stone Point, and certain members of the Adviser’s board of managers and investment committee are principals of Stone Point. Pursuant to certain management agreements, Stone Point has received delegated authority to act as the investment manager of the Trident V Funds. The Adviser is primarily owned by the Trident V Funds through intermediary holding companies. The Trident V Funds and other private equity funds managed by Stone Point invest in financial services companies. These relationships may cause the Adviser’s or certain of its affiliates’ interests to diverge from our interests. In addition, the Adviser currently holds a controlling interest in Marble Point Credit Management LLC, or “Marble Point,” which is a CLO collateral manager and manager of other investment vehicles that invest in senior secured loans, CLO securities and other related investments. Our executive officers and directors, as well as other current and potential future affiliated persons of the Adviser, may serve as officers, directors or principals of other entities, including ECC, with investment strategies that substantially or partially overlap with the strategy that we intend to pursue. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. See “Conflicts of Interest.”

In order to address such conflicts of interest, we have adopted a code of ethics. Similarly, the Adviser has separately adopted a code of ethics and certain compliance policies and procedures, including investment allocation policies and procedures. The Adviser’s code of ethics requires the officers and employees of the Adviser to act in the best interests of the Adviser and its client accounts (including us), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Pursuant to its investment allocation policies and procedures, the Adviser seeks to allocate investment opportunities among the accounts it manages in a manner that is fair and equitable over time. However, there is no assurance that such opportunities will be allocated to any particular account equitably in the short-term or that any such account will be able to participate in all investment opportunities that are suitable for it. Our directors and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law. See “Conflicts of Interest — Code of Ethics and Compliance Procedures.”

Co-Investment with Affiliates.  In certain instances, we expect to co-invest on a concurrent basis with other accounts managed by the Adviser or certain of the Adviser’s affiliates, subject to compliance with applicable regulations and regulatory guidance and the Adviser’s written allocation procedures. We will be able to rely on the exemptive relief granted to ECC and the Adviser by the SEC to participate in certain negotiated co-investments alongside other accounts, including ECC, managed by the Adviser or certain of its affiliates, subject to certain conditions including (i) that a majority of our directors who have no financial interest in the transaction and a majority of our directors who are not interested persons, as defined in the 1940 Act, approve the co-investment and (ii) the price, terms and conditions of the co-investment are the same for each participant. A copy of the application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

Summary Risk Factors

The value of our assets, as well as the market price of shares of our common stock, will fluctuate. Our investments should be considered risky, and you may lose all or part of your investment in us. Investors should consider their financial situation and needs, other investments, investment goals, investment experience, time horizons, liquidity needs and risk tolerance before investing in shares of our common stock. An investment in shares of our common stock may be speculative in that it involves a high degree of risk and should not be considered a complete investment program. We are designed primarily as a long-term investment vehicle, and our securities are not an appropriate investment for a short-term trading strategy. We can offer no assurance that returns, if any, on our investments will be commensurate with the risk of investment in us, nor can we provide any assurance that enough appropriate investments that meet our investment criteria will be available.

The following is a summary of certain principal risks of an investment in us. See “Risk Factors” for a more complete discussion of the risks of investing in shares of our common stock, including certain risks not summarized below.

•	No Prior Operating History. We were formed in June 2018 and are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.
•	Key Personnel Risk. We are dependent upon the key personnel of the Adviser for our future success.
•	Conflicts of Interest Risk. Our executive officers and directors, and the Adviser and its officers and employees, including the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage. See “Conflicts of Interest.”
•	Interest Rate Risk. The price of certain of our investments may be significantly affected by changes in interest rates. As of the date of this prospectus, despite recent interest rate increases from near historic lows, interest rates in the United States remain relatively low, which may increase our exposure to risks associated with rising interest rates.
•	Prepayment Risk. The assets underlying the CLO securities in which we invest are subject to prepayment by the underlying corporate borrowers. In addition, the CLO securities and related investments in which we invest are subject to prepayment risk. If we or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, our investment performance could be adversely impacted.
•	Liquidity Risks. Generally, there is no public market for the CLO investments we intend to target. As such, we may not be able to sell such investments quickly, or at all. If we are able to sell such investments, the prices we receive may not reflect our assessment of their fair value or the amount paid for such investments by us.
•	Management Fee Risk. Our management fee structure may incentivize the Adviser to use leverage in a manner that adversely impacts our performance.
•	Subordinated Securities. CLO junior debt and equity securities that we may acquire are subordinated to more senior tranches of CLO debt. CLO junior debt and equity securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. Though not exclusively, we will typically be in a subordinated position with respect to realized losses on the assets of the CLOs in which we are invested.
•	High Yield Investment Risks. The CLO junior debt and equity securities that we acquire are typically rated below investment grade or, in the case of equity securities, unrated and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO junior debt and equity securities and other high yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact our performance.
•	Risks of Investing in CLOs and Other Structured Finance Securities. CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also inherently leveraged vehicles and are subject to leverage risk.
•	Leverage Risk. The use of leverage, whether directly or indirectly through investments such as CLO junior debt and equity securities that inherently involve leverage, may magnify our risk of loss. CLO junior debt and equity securities are very highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), and therefore the CLO securities in which we intend to invest are subject to a higher degree of loss since the use of leverage magnifies losses.
•	Credit Risk. If (1) a CLO in which we invest, (2) an underlying asset of any such CLO or (3) any other type of credit investment in our portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, our income, NAV and/or market price may be adversely impacted.
•	Fair Valuation of Our Portfolio Investments. Generally there is no public market for the CLO investments we intend to target. As a result, we value these securities at least quarterly, or more frequently as may be required from time to time, at fair value. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our NAV on a given date to understate or overstate, possibly materially, the value that we may ultimately realize on one or more of our investments.
•	Limited Investment Opportunities Risk. The market for CLO securities is more limited than the market for other credit related investments. We can offer no assurances that sufficient investment opportunities for our capital will be available.
•	Non-Diversification Risk. We are a non-diversified investment company under the 1940 Act and may hold a narrower range of investments than a diversified fund under the 1940 Act.
•	Market Risks. A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital, reduce the availability of suitable investment opportunities for us, or adversely and materially affect the value of our investments, any of which would negatively affect our business.
•	Currency Risk. Although we primarily make investments denominated in U.S. dollars, we may make investments denominated in other currencies. Our investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar.
•	Hedging Risks. Hedging transactions seeking to reduce risks may result in poorer overall performance than if we had not engaged in such hedging transactions, and they may also not properly hedge our risks.
•	Reinvestment Risks. CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. The need for a CLO collateral manager to satisfy the CLO’s covenants may require the CLO collateral manager to purchase substitute assets at a lower yield than those initially acquired or require that the sale proceeds be maintained temporarily in cash, either of which may reduce the yield that the CLO collateral manager is able to achieve, thereby having a negative effect on the fair value of our assets and the market value of our securities. In addition, the reinvestment period for a CLO may terminate early, which may cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that we will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.
•	Tax Risks. If we fail to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distributions, and the amount of such distributions, to our common stockholders and for payments to the holders of our other obligations.
•	Derivatives Risks. Derivative instruments in which we may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to Derivative Transactions include counterparty, correlation, liquidity, leverage, volatility, and OTC trading risks. In addition, small investment in derivatives could have a large potential impact on our performance, effecting a form of investment leverage on our portfolio. In certain types of Derivative Transactions, we could lose the entire amount of our investment; in other types of Derivative Transactions the potential loss is theoretically unlimited.
•	Counterparty Risks. We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on obligations, thereby resulting in potentially significant losses.

SUMMARY OF OFFERING

Set forth below is additional information regarding offerings of our securities:

Common Stock Offered
shares of common stock.
An additional shares of common stock are issuable pursuant to an over-allotment option granted to the underwriters. As part of this offering, up to shares of common stock will be reserved for sale to the Adviser and the Senior Investment Team in exchange for an aggregate cash contribution of approximately $ .
Pro Forma Common Stock to be Outstanding Immediately After this Offering shares of common stock assuming the over-allotment option is not exercised. See “Capitalization Table.”
shares of common stock assuming the over-allotment option is exercised in full.
NYSE Symbol
“ ”
Use of Proceeds
We intend to use the proceeds from the sale of our common stock pursuant to this prospectus to acquire investments in accordance with our investment objectives and strategies described in this prospectus and for general working capital purposes. We currently anticipate being able to deploy the proceeds from this offering within three to six months after the completion of the offering, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. See “Use of Proceeds.”
Distributions
We intend to make regular monthly cash distributions of all or a portion of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) to holders of our common stock. We also intend to make at least annual distributions of all or a portion of our “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses).
We anticipate declaring a distribution of $ for each of the months of , and 2018, payable to holders of our common stock, including investors in this offering. While we anticipate a portion of such distributions, if made, to be paid from income primarily generated by interest and dividend income earned on our investment portfolio, we also anticipate a portion of such distributions will comprise a return of capital. No assurance can be given that we will be able to declare such initial distributions or distributions in future periods, and our ability to declare and pay distributions will be subject to a number of factors, including our results of operations. See “Distribution Policy.”

At times, in order to maintain a stable level of distributions, we may pay out less than all of our investment income or pay out accumulated undistributed income in addition to current net investment income.
Investment Advisory Agreement
The Adviser manages our investments, subject to the supervision of our board of directors, pursuant to the Investment Advisory Agreement. Under the Investment Advisory Agreement, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its related persons are entitled to indemnification from us for any damages, liabilities, costs and expenses arising from the services rendered by the Adviser under the Investment Advisory Agreement or otherwise as our investment adviser.
Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect if approved annually (after the initial two-year period) by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our Directors who are not “interested persons” of any party to such agreement, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by us without penalty upon not less than 60 days’ written notice to the Adviser and by the Adviser upon not less than 90 days’ written notice to us. See “The Adviser and the Administrator — Investment Advisory Agreement.”
Management Fee
We will pay the Adviser a management fee for its services under the Investment Advisory Agreement. The management fee is calculated monthly and payable quarterly in arrears and equals an annual rate of % of our Managed Assets. See “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee.”
Other Expenses
The investment team of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by Eagle Point Credit Management. We bear all other costs and expenses of our operations and transactions. See “The Adviser and the Administrator — Investment Advisory Agreement — Payment of Expenses.”
Administration Agreement
We have entered into an Administration Agreement pursuant to which the Administrator furnishes us with office facilities, equipment and clerical, bookkeeping and record-keeping services. Under the Administration Agreement, the Administrator has agreed to perform, or arrange for the performance of, our required administrative services. Under the Administration Agreement, the Administrator provides us with accounting services, assists us in determining and publishing our NAV, prepares our financial statements, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others and provides such other administrative services as the Company may from time to time designate. We will reimburse the Administrator, an affiliate of the Adviser, for the costs and expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the portion of the compensation expenses of certain officers and any administrative support staff allocable to us. See “The Adviser and the Administrator — The Administrator and the Administration Agreement.”
Market Price of Common Stock and Closed-End Fund Structure
Closed-end funds differ from open-end management investment companies (“mutual funds”) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. By comparison, mutual funds issue securities that are redeemable and typically engage in a continuous offering of their shares.
Shares of common stock of closed-end funds frequently trade at prices lower than their NAV. We cannot predict whether shares of our common stock will trade at, above or below NAV. Our NAV will be reduced immediately following this offering by the offering expenses paid by us, as noted on the cover page of this prospectus.
Dividend Reinvestment Plan
Each registered holder of at least one full share of our common stock will be automatically enrolled in our dividend reinvestment plan, or the “DRIP.” Under the DRIP, distributions on shares of our common stock will be automatically reinvested in additional shares of our common stock by American Stock Transfer and Trust Company, LLC, the DRIP agent. Holders of our common stock who receive distributions in the form of additional shares of our common stock are nonetheless subject to the applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Holders of shares of our common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker who has opted out of participation in the DRIP) will receive all distributions in cash. See “Dividend Reinvestment Plan”.
Taxation
We intend to elect to be treated for U.S. federal income tax purposes as a RIC.
As a RIC, we generally will not be required to pay U.S. federal income taxes on any ordinary income or capital gains that we receive from our portfolio investments and distribute to our holders of our common stock. To qualify as a RIC and maintain our RIC status, we must meet specific source-of-income and asset diversification requirements and distribute in each of our taxable years at least 90% of the sum of our investment company taxable income and net tax-exempt interest, if any, to holders of our common stock. If, in any year, we fail to qualify as a RIC under U.S. federal income tax laws, we would be taxed as an ordinary corporation. In such circumstances, we could be required to recognize unrealized gains, pay substantial taxes and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. See “U.S. Federal Income Tax Matters.”
Available Information
After the completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, DC 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information will also be available free of charge by contacting us at Eagle Point Income Company Inc., Attention: Investor Relations, by telephone at (844) 810-6501, or on our website at . Information on our website is not incorporated by reference into or a part of this prospectus.

Our Corporate Information

Our offices are located at 20 Horseneck Lane, Greenwich, CT 06830, and our telephone number is (844) 810-6501.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. The expenses shown in the table under “Annual Expenses” are estimated based on estimated amounts for our first full year of operations and assumes that we incur leverage in an amount equal to     % of our total assets (as determined immediately after the leverage is incurred) and that we issue      shares of common stock in this offering. If we issue fewer shares of common stock, all other things being equal, these expenses would increase as a percentage of net assets attributable to our common stock. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown.

Stockholder Transaction Expenses (as a percentage of the offering price):
Sales load	%(1)
Offering expenses	%(2)
Dividend reinvestment plan expenses	%(3)
Total stockholder transaction expenses	%
Annual Expenses (as a percentage of net assets attributable to common stock):
Management fee	%(4)
Interest payments on borrowed funds	%(5)
Other expenses	%
Acquired fund fees and expenses (underlying CLO fees and expenses)	%(6)
Total annual expenses	%

(1)	The Adviser has agreed to pay the full amount of the sales load in connection with this offering, or $ . Because the sales load is paid solely by the Adviser (and not by us), the sales load is not reflected in the table above and will not reduce the NAV per share of our common stock. See “Underwriting.”
(2)	Amount reflects estimated offering expenses of $ . If our organizational and offering expenses exceed such amount in the aggregate, the Adviser has agreed to pay any excess from its own assets.
(3)	The expenses of administering the DRIP are included in “other expenses.” See “Dividend Reinvestment Plan.”
(4)	We have agreed to pay the Adviser as compensation under the Investment Advisory Agreement a management fee at an annual rate of % and is calculated monthly based on our Managed Assets at the end of each calendar month and payable quarterly in arrears.

The figure shown in the table above reflects our assumption that we incur leverage in an amount equal to     % of our total assets (as determined immediately after the leverage is incurred). These management fees are indirectly borne by holders of our common stock and are not borne by the holders of preferred stock, if any, or the holders of any other securities that we may issue. See “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee.”

(5)	Assume that we incur borrowings in an amount equal to % of our total assets (as determined immediately after the leverage is incurred) with an assumed interest rate of % per annum, based on current market rates.
(6)	Investors will bear indirectly the fees and expenses (including management fees and other operating expenses) of the CLO equity securities in which we invest. CLO collateral manager fees are charged on the total assets of a CLO but are assumed to be paid from the residual cash flows after interest payments to the CLO debt tranches. Therefore, these CLO collateral manager fees (which generally range from % to % of a CLO’s total assets) are effectively much higher when allocated only to the CLO equity tranche. The expense figure shown assumes that % of our investment portfolio is invested in equity securities of CLOs that pay collateral management fees equal to % and that have a CLO equity tranche equal to % of the CLO’s aggregate principal amount. The calculation does not include any other operating expense ratios of the CLOs, as these amounts are not routinely reported to stockholders on a basis consistent with this methodology; however, it is estimated that additional operating expenses of approximately % to % could be incurred. In addition, CLO collateral managers may earn fees based on a percentage of the CLO’s equity cash flows after the CLO equity has earned a cash-on-cash return of its capital and achieved a specified “hurdle” rate.

Example

The following example is furnished in response to the requirements of the SEC and illustrates the various costs and expense that you would pay, directly or indirectly, on a $1,000 investment in shares of our common stock for the time periods indicated, assuming (1) combined offering expenses payable by us of     %, (2) total annual expenses of     % of net assets attributable to our common stock and (3) a 5% annual return*:

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

*	The example should not be considered a representation of future returns or expenses, and actual returns and expenses may be greater or less than those shown. The example assumes that the estimated “other expenses” set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at NAV. Our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Other Expenses

The Adviser’s investment team, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. We will bear all other costs and expenses of our operations and transactions, including:

•	our organizational costs and offering costs incurred prior to the completion of this offering up to a maximum of $ ;
•	the cost of calculating our NAV (including the cost and expenses of any independent valuation firm);
•	interest payable on debt, if any, incurred to finance our investments;
•	fees and expenses incurred by the Adviser or payable to third parties relating to, or associated with, making or disposing of investments, including legal fees and expenses, travel expenses and other fees and expenses incurred by the Adviser or payable to third parties in performing due diligence on prospective investments, monitoring our investments and, if necessary, enforcing our rights;
•	brokerage fees and commissions;
•	federal and state registration fees and exchange listing fees;
•	federal, state and local taxes;
•	costs of offerings or repurchases of our common stock and other securities;
•	the management fee;
•	distributions on our shares;
•	administration fees payable to the Administrator under the Administration Agreement;
•	direct costs and expenses of administration and operation, including printing, mailing, long distance telephone and staff, including fees payable in connection with outsourced administrative functions;
•	transfer agent and custody fees and expenses;
•	independent director fees and expenses;
•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;
•	costs of holding stockholder meetings;
•	litigation, indemnification and other non-recurring or extraordinary expenses;

•	fees and expenses associated with marketing and investor relations efforts;
•	dues, fees and charges of any trade association of which we are a member;
•	fees and expenses associated with independent audits and outside legal costs;
•	fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws; and
•	all other expenses reasonably incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer, Chief Operating Officer and their respective support staff.

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have no prior operating history as a closed-end investment company.

We are a non-diversified, closed-end management investment company with no prior operating history. As a result, we do not have significant financial information on which you can evaluate an investment in us or our prior performance. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of your investment could decline substantially or become worthless. We currently anticipate that it will take approximately three to six months to invest substantially all of the net proceeds of this offering in our targeted investments, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. During this period, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will have returns substantially lower than the returns that we anticipate earning from investments in CLO securities and related investments.

Our investment portfolio is recorded at fair value, with our board of directors having final responsibility for overseeing, reviewing and determining, in accordance with the 1940 Act, the fair value of our investments. As a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us in accordance with our written valuation policy, with our board of directors having final responsibility for overseeing, reviewing and determining, in accordance with the 1940 Act, the fair value of our investments. Typically, there will be no public market for the type of investments we intend to target. As a result, we will value these securities at least quarterly based on relevant information compiled by the Adviser, third-party pricing services and/or independent valuation firms, and with the oversight, review and acceptance by our board of directors.

The determination of fair value and, consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree subjective and dependent on a valuation process approved and overseen by our board of directors. Valuation of certain investments will be based on information reported to us by one or more third-party pricing services. Valuation of certain investments will also be based, in part, upon third party valuation models which take into account various market inputs. Certain factors that may also be considered in determining the fair value of our investments include non-binding indicative bids and the number of trades (and the size and timing of each trade) in an investment. Investors should be aware that the models, information and/or underlying assumptions utilized by any third-party service, us or such models will not always allow us to correctly capture the fair value of an asset. Because such valuations, and particularly valuations of securities that are not publicly traded like those we intend to hold, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if an active public market for these securities existed. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our NAV on a given date to understate or overstate, possibly materially, the value that we may ultimately realize on one or more of our investments. See “Conflicts of Interest — Valuation.”

Our financial condition and results of operations depend on the Adviser’s ability to effectively manage and deploy capital.

Our ability to achieve our investment objectives will depend on the Adviser’s ability to effectively manage and deploy capital, which will depend, in turn, on the Adviser’s ability to identify, evaluate and monitor, and our ability to acquire, investments that meet our investment criteria.

Accomplishing our investment objectives on a cost-effective basis will be largely a function of the Adviser’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms, either in the primary or secondary markets. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this prospectus, it could adversely impact our ability to pay dividends. In addition, because the trading methods employed by the Adviser on our behalf are proprietary, stockholders will not be able to determine details of such methods or whether they are being followed.

We are reliant on Eagle Point Credit Management continuing to serve as the Adviser.

The Adviser will manage our investments. Consequently, our success will depend, in large part, upon the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. Our success is dependent upon the services of the Adviser and, in particular, Thomas P. Majewski. We can offer no assurance that such services will be available for any length of time. Furthermore, the incapacity of Mr. Majewski could have a material and adverse effect on our performance. In addition, we can offer no assurance that the Adviser will continue indefinitely as our investment adviser.

The Adviser and the Administrator each has the right to resign on 90 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

The Adviser has the right, under the Investment Advisory Agreement, and the Administrator has the right under the Administration Agreement, to resign at any time upon 90 days’ written notice, whether we have found a replacement or not. If the Adviser or the Administrator resigns, we may not be able to find a new investment adviser or hire internal management, or find a new administrator, as the case may be, with similar expertise and ability to provide the same or equivalent services on acceptable terms within 90 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations, as well as our ability to make distributions to our stockholders and other payments to securityholders, are likely to be adversely affected and the market price of our securities may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser and the Administrator and their affiliates. Even if we are able to retain comparable management and administration, whether internal or external, the integration of such management and their lack of familiarity with our investment objectives and operations would likely result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

Our success will depend on the ability of the Adviser to attract and retain qualified personnel in a competitive environment.

Our growth will require that the Adviser retain and attract new investment and administrative personnel in a competitive market. The Adviser’s ability to attract and retain personnel with the requisite credentials, experience and skills will depend on several factors including its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds, mezzanine funds and business development companies) and traditional financial services companies, with which the Adviser will compete for experienced personnel have greater resources than the Adviser has.

There are significant actual and potential conflicts of interest which could impact our investment returns.

Our executive officers and directors, and the Adviser and its officers and employees, including the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage. For example, the members of the Adviser’s investment team are and may in the future become affiliated with entities engaged in business activities similar to ours, including ECC, and may have conflicts of interest in allocating their time. Moreover, each member of the Senior Investment Team is engaged in other business activities which divert their time and attention. The professional staff of the Adviser will devote as much time to us as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons may be committed to providing investment advisory and other services for other clients, and engage in other business ventures in which we have no interest. As a result of these separate business activities, the Adviser may have conflicts of interest in allocating management time, services and functions among us, other advisory clients and other business ventures. See “Conflicts of Interest.”

Our management fee structure may create incentives for the Adviser that are not fully aligned with the interests of our stockholders.

In the course of our investing activities, we will pay a management fee to the Adviser and reimburse the Adviser for certain expenses it incurs. As a result, investors in our securities invest on a “gross” basis and receive distributions on a “net” basis after expenses, potentially resulting in a lower rate of return than an investor might achieve through direct investments.

Since the management fee is based on our Managed Assets, which includes assets purchased using leverage, the Adviser benefits when we incur debt or use leverage. The use of leverage increases the risk of investing in us. See “— Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and increase the risk of investing in us.”

The Adviser’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify the Adviser against certain liabilities, which may lead the Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, the Adviser does not assume any responsibility to us other than to render the services called for under the agreement, and it is not responsible for any action of our board of directors in following or declining to follow the Adviser’s advice or recommendations. The Adviser will maintain a contractual and fiduciary relationship with us. Under the terms of the Investment Advisory Agreement, the Adviser, its officers, managers, members, agents, employees and other affiliates will not be liable to us for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the Adviser’s duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify the Adviser and each of its officers, managers, members, agents, employees and other affiliates from and against all damages, liabilities, costs and expenses (including reasonable legal fees and other amounts reasonably paid in settlement) incurred by such persons arising out of or based on performance by the Adviser of its obligations under the Investment Advisory Agreement, except where attributable to willful misfeasance, bad faith, gross negligence or reckless disregard of the Adviser’s duties under the Investment Advisory Agreement. These protections may lead the Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

The Investment Advisory Agreement and the Administration Agreement were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to the Adviser, may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The Adviser may not be able to achieve the same or similar returns as those achieved by other portfolios managed by the Senior Investment Team.

Although the Senior Investment Team manages other investment portfolios, including accounts using investment objectives, investment strategies and investment policies similar to ours, we cannot assure you that we will be able to achieve the results realized by any other vehicles managed by the Senior Investment Team.

We may experience fluctuations in our NAV and quarterly operating results.

We could experience fluctuations in our NAV from month to month and in our quarterly operating results due to a number of factors, including the timing of distributions to our stockholders, fluctuations in the value of the CLO securities that we hold, our ability or inability to make investments that meet our investment criteria, the interest and other income earned on our investments, the level of our expenses (including the interest rate payable on the debt securities we may issue), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, our NAV and results for any period should not be relied upon as being indicative of our NAV and results in future periods.

Our board of directors may change our operating policies and strategies without stockholder approval, the effects of which may be adverse.

Our board of directors will have the authority to modify or waive our current operating policies, investment criteria and strategies, other than those that we have deemed to be fundamental, without prior stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, NAV, operating results and value of our securities. However, the effects of any such changes could adversely impact our ability to pay dividends and cause you to lose all or part of your investment.

Our management’s estimates of certain metrics relating to our financial performance may not be representative of our actual results.

Our management will make and publish unaudited estimates of certain metrics indicative of our financial performance, including the NAV per share of our common stock and the range of NAV per share of our common stock on a monthly basis, and the range of the net investment income and realized gain/loss per share of our common stock on a quarterly basis. While any such estimate will be made in good faith based on our most recently available records as of the date of the estimate, such estimates are subject to financial closing procedures, our board of directors’ final determination of our NAV as of the end of the applicable quarter and other developments arising between the time such estimate is made and the time that we finalize our quarterly financial results and may differ materially from the results reported in the audited financial statements and/or the unaudited financial statements included filings we make with the SEC. As a result, investors are cautioned not to place undue reliance on any management estimates presented in this prospectus or any related prospectus supplement and should view such information in the context of our full quarterly or annual results when such results are available.

We will be subject to corporate-level income tax if we are unable to maintain our RIC status for U.S. federal income tax purposes.

Although we intend to elect to be treated as a RIC under Subchapter M of the Code, and intend to qualify as a RIC in each of our succeeding tax years, we can offer no assurance that we will be able to maintain RIC status. To obtain and maintain RIC tax treatment under the Code, we must meet certain annual distribution, income source and asset diversification requirements.

The annual distribution requirement for a RIC will be satisfied if we distribute dividends to our stockholders each tax year of an amount generally at least equal to 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we use debt financing, we are subject to certain asset coverage requirements under the 1940 Act and may be subject to financial covenants that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The income source requirement will be satisfied if we obtain at least 90% of our income for each tax year from dividends, interest, gains from the sale of our securities or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset composition requirements at the end of each quarter of our tax year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are expected to be in CLO securities for which there will likely be no active public market, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount or market discount, which may arise if we acquire a debt security at a significant discount to par, or payment-in-kind interest, which represents contractual interest added to the principal amount of a debt security and due at the maturity of the debt security. We also may be required to include in income certain other amounts that we have not yet, and may not ever, receive in cash. Our investments with payment-in-kind interest may represent a higher credit risk than loans for which interest must be paid in full in cash on a regular basis. For example, even if the accounting conditions for income accrual are met, the issuer of the security could still default when our actual collection is scheduled to occur upon maturity of the obligation.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Our cash distributions to stockholders may change and a portion of our distributions to stockholders may be a return of capital.

The amount of our cash distributions may increase or decrease at the discretion of our Board, based upon its assessment of the amount of cash available to us for this purpose and other factors. Unless we are able to generate sufficient cash through the successful implementation of our investment strategy, we may not be able to sustain a given level of distributions. Further, to the extent that the portion of the cash generated from our investments that is recorded as interest income for financial reporting purposes is less than the amount of our distributions, all or a portion of one or more of our future distributions, if declared, may comprise a return of capital. Accordingly, stockholders should not assume that the sole source of any of our distributions is net investment income. Any reduction in the amount of our distributions would reduce the amount of cash received by our stockholders and could have a material adverse effect on the market price of our shares. See “— Risks Related to Our Investments — Our investments are subject to prepayment risk” and “— Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations.”

Our stockholders may receive shares of our common stock as distributions, which could result in adverse tax consequences to them.

In order to satisfy certain annual distribution requirements to maintain RIC tax treatment under Subchapter M of the Code, we may declare a large portion of a distribution in shares of our common stock instead of in cash. As long as at least 20% of such distribution is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder generally would be subject to tax on 100% of the fair market value of the distribution on the date the distribution is received by the stockholder in the same manner as a cash distribution, even though most of the distribution was paid in shares of our common stock.

We will incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the “Exchange Act,” as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 and other rules implemented by the SEC.

Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we may need additional capital to finance the acquisition of new investments and such capital may not be available on favorable terms, or at all.

In order to maintain our RIC status once we qualify, we will be required to distribute at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. As a result, these earnings will not be available to fund new investments, and we will need additional capital to fund growth in our investment portfolio. If we fail to obtain additional capital, we could be forced to curtail or cease new investment activities, which could adversely affect our business, operations and results. Even if available, if we are not able to obtain such capital on favorable terms, it could adversely affect our net investment income.

A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.

We may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which we invest or operate, including conditions affecting interest rates and the availability of credit. Unexpected volatility, illiquidity, governmental action, currency devaluation or other events in the global markets in which we directly or indirectly hold positions could impair our ability to carry out our business and could cause us to incur substantial losses. These factors are outside our control and could adversely affect the liquidity and value of our investments, and may reduce our ability to make attractive new investments.

In particular, economic and financial market conditions significantly deteriorated for a significant part of the past decade as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the effects of which remain uncertain. Although certain financial markets have improved, to the extent economic conditions experienced during the past decade recur, they may adversely impact our investments. Signs of deteriorating sovereign debt conditions in Europe and elsewhere, the United Kingdom’s referendum decision to leave the European Union (“Brexit”), which is expected to occur on March 19, 2019, and other nationalist movements and policies and uncertainty regarding the policies of the current U.S. presidential administration could lead to further disruption in the global markets. Trends and historical events do not imply, forecast or predict future events, and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct, and actual events and circumstances may vary significantly.

We may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries with which we interact in the conduct of our business.

If the value of our assets declines substantially, we may fail to maintain the asset coverage imposed upon us by the 1940 Act. See “— Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and increase the risk of investing in us” and “Regulation as a Closed-End Management Investment Company.” Any such failure would affect our ability to issue additional preferred stock and other senior securities, including borrowings, and may affect our ability to pay distributions on our capital stock, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to obtain debt financing.

For example, we cannot be certain that we would be able to obtain debt financing on commercially reasonable terms, if at all. Reflecting concern about the stability of the financial markets, many lenders and institutional investors have previously reduced or ceased lending to borrowers. This type of market turmoil and tightening of credit could lead to increased market volatility and widespread reduction of business activity generally, thereby limiting our investment opportunities.

We also may be subject to risk arising from a broad sell off or other shift in the credit markets, which may adversely impact our income and NAV.

If we are unable to access the capital markets or obtain debt financing on commercially reasonable terms, our liquidity will be lower than it would have been with the benefit of those activities. If we are unable to repay amounts outstanding under any future debt obligations and are declared in default or are unable to renew or refinance any such debt, we would not be able to make new investments or to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility to the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may become more favorable. Even if such conditions improve broadly and significantly over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.

We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because our portfolio of investments may lack diversification among CLO securities and related investments, we are susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience a high level of defaults on the collateral that they hold.

Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.

Under the provisions of the 1940 Act, we are permitted, as a registered closed-end management investment company, to issue senior securities (including debt securities, preferred stock and/or borrowings from banks or other financial institutions); provided we meet certain asset coverage requirements (i.e., 300% for senior securities representing indebtedness and 200% in the case of the issuance of preferred stock under current law). See “— Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and increase the risk of investing in us” for details concerning how asset coverage is calculated. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales or redemptions may be disadvantageous. Also, any amounts that we use to service or repay our indebtedness would not be available for distributions to our stockholders.

We are not generally able to issue and sell shares of our common stock at a price below the then current NAV per share (exclusive of any distributing commission or discount). We may, however, sell shares of our common stock at a price below the then current NAV per share (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders, (3) upon the conversion of a convertible security in accordance with its terms or (4) under such circumstances as the SEC may permit.

Provisions of the General Corporation Law of the State of Delaware and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse effect on the price of our securities.

The General Corporation Law of the State of Delaware, or the “DGCL,” contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our certificate of incorporation and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, or with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. If our board of directors does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation classifying our board of directors in three classes serving staggered three-year terms, and provisions of our certificate of incorporation authorizing our board of directors to classify or reclassify shares of our preferred stock in one or more classes or series, to cause the issuance of additional shares of our capital stock, and to amend our certificate of incorporation, without stockholder approval, in certain instances. These provisions, as well as other provisions of our certificate of incorporation and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our securityholders.

Significant stockholders may control the outcome of matters submitted to our stockholders or adversely impact the market price of our securities.

To the extent any stockholder, individually or acting together with other stockholders, controls a significant number of our voting securities or any class of voting securities, they may have the ability to control the outcome of matters submitted to our stockholders for approval, including the election of directors and any merger, consolidation or sale of all or substantially all of our assets, and may cause actions to be taken that you may not agree with or that are not in your interests or those of other securityholders.

This concentration of beneficial ownership also might harm the market price of our securities by:

•	delaying, deferring or preventing a change in corporate control;
•	impeding a merger, consolidation, takeover or other business combination involving us; or
•	discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of us.

We are subject to the risk of legislative and regulatory changes impacting our business or the markets in which we invest.

Legal and regulatory changes. Legal and regulatory changes could occur and may adversely affect us and our ability to pursue our investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the Commodity Futures Trading Commission, or the “CFTC,” the SEC, the U.S. Federal Reserve, other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect us. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. We also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. Such changes, or uncertainty regarding any such changes, could adversely affect the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of the Adviser’s Senior Investment Team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Derivative Investments.  The derivative investments in which we may invest are subject to comprehensive statutes, regulations and margin requirements. In particular, certain provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the “Dodd-Frank Act,” which was signed into law in July 2010, requires certain standardized derivatives to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for us. The Dodd-Frank Act also established minimum margin requirements on certain uncleared derivatives which may result in us and our counterparties posting higher margin amounts for uncleared derivatives. In addition, we have claimed an exclusion from the definition of the term “commodity pool operator” pursuant to CFTC No-Action Letter 12-38 issued by the staff of the CFTC Division of Swap Dealer and Intermediary Oversight on November 20, 2012. For us to continue to qualify for this exclusion, (i) the aggregate initial margin and premiums required to establish our positions in derivative instruments subject to the jurisdiction of the U.S. Commodity Exchange Act, as amended, or the “CEA,” and (other than positions entered into for hedging purposes) may not exceed five percent of our liquidation value, (ii) the net notional value of our aggregate investments in CEA-regulated derivative instruments (other than positions entered into for hedging purposes) may not exceed 100% of our liquidation value, or (iii) we must meet an alternative test appropriate for a “fund of funds” as set forth in CFTC No-Action Letter 12-38. In the event we fail to qualify for the exclusion and the Adviser is required to register as a “commodity pool operator” in connection with serving as our investment adviser and becomes subject to additional disclosure, recordkeeping and reporting requirements, our expenses may increase.

Loan Securitizations.  Section 619 of the Dodd-Frank Act, commonly referred to as the “Volcker Rule,” generally prohibits, subject to certain exemptions, covered banking entities from engaging in proprietary trading or sponsoring, or acquiring or retaining an ownership interest in, a hedge fund or private equity fund (“covered funds”) (which have been broadly defined in a way which could include many CLOs). Given the limitations on banking entities investing in CLOs that are covered funds, the Volcker Rule may adversely affect the market value or liquidity of any or all of the investments held by us. Although the Volcker Rule and the implementing rules exempt “loan securitizations” from the definition of covered fund, not all CLOs will qualify for this exemption. For example, CLOs that invest in bonds as well as loans will be treated as covered funds. Accordingly, in an effort to qualify for the “loan securitization” exemption, many current CLOs have amended their transaction documents to restrict the ability of the issuer to acquire bonds and certain other securities, which may reduce the return available to holders of CLO equity securities. Furthermore, the costs associated with such amendments are typically paid out of the cash flow of the CLO, which adversely impacts the return on our investment in any CLO equity. In addition, in order to avoid covered fund status under the Volcker Rule, it is likely that many future CLOs will contain similar restrictions on the acquisition of bonds and certain other securities, which may result in lower returns on CLO equity securities than currently anticipated.

Also, in October 2014, six federal agencies (the Federal Deposit Insurance Corporation, or the “FDIC,” the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development and the Federal Housing Finance Agency) adopted joint final rules implementing certain credit risk retention requirements contemplated in Section 941 of the Dodd-Frank Act, or the “Final U.S. Risk Retention Rules.” These rules were published in the Federal Register on December 24, 2014. With respect to the regulation of CLOs, the Final U.S. Risk Retention Rules require that the “sponsor” (which, in many cases will likely also be the manager of a CLO) or a “majority owned affiliate” thereof (in each case as defined in the rules), will retain an “eligible vertical interest” or an “eligible horizontal interest” (in each case as defined therein) or any combination thereof in the CLO in the manner required by the Final U.S. Risk Retention Rules.

The Final U.S. Risk Retention Rules became fully effective on December 24, 2016, or the “Final U.S. Risk Retention Effective Date,” and to the extent applicable to CLOs, the Final U.S. Risk Retention Rules contain provisions that may adversely affect the return of our investments. There are a number of uncertainties surrounding the Final U.S. Risk Retention Rules, including: (i) proposed legislation designed to exclude from Final U.S. Risk Retention Rules collateral managers of certain defined “QCLOs” (qualified CLOs), (ii) the October 2017 report to the President to the United States from the United States Department of the Treasury entitled “A Financial System That Creates Economic Opportunities — Capital Markets,” which recommends that “creating a set of loan-specific requirements under which CLO managers would receive relief from being required to retain risk” and (iii) future directives and interpretations by governmental authorities with respect to the Final U.S. Risk Retention Rules. In relation to the LTSA litigation described above, on February 9, 2018, a three judge panel of the United States Court of Appeals for the District of Columbia Circuit, or the “DC Circuit Court,” rendered a decision in The Loan Syndications and Trading Association v. Securities and Exchange Commission and Board of Governors of the Federal Reserve System,

No. 1:16-cv-0065, in which the DC Circuit Court held that open market CLO managers are not “securitizers” subject to the requirements of the Final U.S. Risk Retention Rules, or the “DC Circuit Ruling.” As of the date of hereof: (a) the time period for the federal agencies responsible for the Final U.S. Risk Retention Rules, or the “Applicable Agencies,” to petition for en banc review of the DC Circuit Ruling has expired, (b) the DC Circuit Court has issued a mandate to the lower court requiring the lower court to implement the DC Circuit Ruling, (c) in accordance with the DC Circuit Court mandate, on April 5, 2018, the U.S. District Court for the District of Columbia, or the “DC District Court,” issued a court order that the Final U.S. Risk Retention Rules are vacated insofar as they apply to collateral managers of open-market collateralized loan obligations and (d) the Applicable Agencies have not filed a petition for certiorari requesting the case to be heard by the United States Supreme Court. Since the Applicable Agencies have not successfully challenged the DC Circuit Ruling and the DC District Court has issued the above described order implementing the DC Circuit Ruling, collateral managers of open market CLOs are no longer required to comply with the Final U.S. Risk Retention Rules at this time. As such, it is possible that some collateral managers of open market CLOs will decide to dispose of the notes (or cause their majority owned affiliates to dispose of the notes) constituting the “eligible vertical interest” or “eligible horizontal interest” they were previously required to retain, or decide take other action with respect to such notes that is not otherwise permitted by the Final U.S. Risk Retention Rules. To the extent either the underlying collateral manager or its majority-owned affiliate divests itself of such notes, this will reduce the degree to which the relevant collateral manager’s incentives are aligned with those of the noteholders of the CLO (which may include us as a CLO noteholder), and could influence the way in which the relevant collateral manager manages the CLO assets and/or makes other decisions under the transaction documents related to the CLO in a manner that is adverse to us.

There can be no assurance or representation that any of the transactions, structures or arrangements currently under consideration by or currently used by CLO market participants will comply with the Final U.S. Risk Retention Rules to the extent such rules are reinstated or otherwise become applicable to open market CLOs. The ultimate impact of the Final U.S. Risk Retention Rules on the loan securitization market and the leveraged loan market generally remains uncertain, and any negative impact on secondary market liquidity for securities comprising a CLO may be experienced due to the effects of the Final U.S. Risk Retention Rules on market expectations or uncertainty, the relative appeal of other investments not impacted by the Final U.S. Risk Retention Rules and other factors.

In the European Union, there has also been an increase in political and regulatory scrutiny of the securitization industry. This has resulted in a number of measures for increased regulation which are currently at various stages of implementation. In particular, investors who are credit institutions or investment firms regulated in a Member State of the European Economic Area, or the “EEA,” or consolidated affiliates thereof should be aware of Part Five (Articles 404-410) of the European Union Capital Requirements Regulation, or the “CRR,” as supplemented by Commission Delegated Regulation (EU) No 625/2014 of March 13, 2014 and Commission Implementing Regulation (EU) No 602/2014 of June 4, 2014, or collectively, the “CRR Requirements.” Article 405 of the CRR restricts such credit institutions and investment firms, together with consolidated group affiliates thereof, each a “CRR Investor,” from investing in securitizations unless the originator, sponsor or original lender in respect of the relevant securitization has explicitly disclosed to the CRR Investor that it will retain, on an ongoing basis, a net economic interest of not less than 5% in respect of certain specified credit risk tranches or asset exposures as contemplated by Article 405 of the CRR. Article 406 of the CRR requires a CRR Investor to be able to demonstrate that it has undertaken certain due diligence in respect of, amongst other things, its investment in the securitization and the exposures underlying the securitization, and that procedures are established for monitoring the performance of the underlying exposures on an on-going basis. Failure by a CRR Investor to comply with one or more of the requirements set out in the CRR may result in the imposition of a penal capital charge on such CRR Investor’s investment.

Investors who are EEA-regulated managers of alternative investment funds should be aware of Article 17 of the European Union Alternative Investment Fund Managers Directive, or the “AIFMD,” as implemented by Section 5 of Chapter III of Commission Delegated Regulation (EU) No 231/2013, or the “AIFMR,” and together with Article 17 of the AIFMD, the “AIFM Requirements.” The provisions of Section 5 of Chapter III of the AIFMR provide for risk retention and due diligence requirements in respect of EEA-regulated alternative investment fund managers which assume exposure to the credit risk of a securitization on behalf of one or more alternative investment funds that they manage. While such requirements are similar to those which apply under Part Five of the CRR, they are not identical and, in particular, additional due diligence obligations apply to the relevant alternative investment fund managers. Risk retention and due diligence requirements similar to those in AIFMR apply to investments in securitizations by EEA insurance and reinsurance undertakings under Article 135(2) of EU Directive 2009/138/EC on the taking-up and pursuit of the business of insurance and reinsurance (Solvency II), as supplemented by Articles 254-257 of Commission Delegated Regulation (EU) No 2015/35, or the “Solvency II Regulation,” or collectively, the “Solvency II Requirements.” Similar requirements are scheduled to apply in the future to investments in securitizations by the same types and additional types of EEA institutional investors pursuant to the Securitisation Regulation referred to below. The CRR Requirements, the AIFM Requirements and the Solvency II Requirements are referred to as the “EU Securitization Retention Requirements.”

The existing EU Securitization Retention Requirements will be replaced by new requirements to apply to securitizations in respect of which the relevant securities are issued on or after January 1, 2019. The principal EU regulation to implement the new EU securitization retention requirements and establish a general framework for securitization (the “Securitization Regulation”) was adopted by the European Parliament and the Council of the European Union as Regulation (EU) 2017/2402 of December 12, 2017. On and after January 1, 2019, the EU securitization retention requirements in the Securitization Regulation will apply to the types of regulated investors covered by the existing EU Securitization Retention Requirements and also to (a) certain investment companies authorised in accordance with Directive 2009/65/EC, and managing companies as defined in that Directive, and (b) institutions for occupational retirement provision falling within the scope of Directive (EU) 2016/2341 (subject to certain exceptions), and certain investment managers and authorised entities appointed by such institutions. There will be material differences between those new EU securitization retention requirements and those in effect on the date of this prospectus, and certain aspects of the new EU securitization retention requirements are to be specified in new regulatory technical standards which have not yet been adopted or published in final form. With regard to securitizations of which the securities are issued before January 1, 2019, investors that are subject to the existing EU Securitization Retention Requirements will continue to be subject to those existing EU Securitization Retention Requirements (as in effect on December 31, 2018).

All CLOs issued in Europe are generally structured in compliance with the existing EU Securitization Retention Requirements so that prospective investors subject to the existing EU Securitization Retention Requirements can invest in compliance with such requirements. To the extent a CLO is structured in compliance with the EU Securitization Retention Requirements, our ability to invest in the residual tranches of such CLOs could be limited, or we could be required to hold our investment for the life of the CLO. If a CLO has not been structured to comply with the EU Securitization Retention Requirements, it will limit the ability of EEA-regulated institutional investors to purchase CLO securities, which may adversely affect the price and liquidity of the securities (including the residual tranche) in the secondary market. Additionally, the EU Securitization Retention Requirements have reduced the issuance of new CLOs and reduced the liquidity provided by CLOs to the leveraged loan market generally. Reduced liquidity in the loan market could reduce investment opportunities for collateral managers, which could negatively affect the return of our investments. Any reduction in the volume and liquidity provided by CLOs to the leveraged loan market could also reduce opportunities to redeem or refinance the securities comprising a CLO in an optional redemption or refinancing and could negatively affect the ability of obligors to refinance of their collateral obligations, either of which developments could increase defaulted obligations above historic levels.

The SEC staff could modify its position on certain non-traditional investments, including investments in CLO securities.

The staff of the SEC has undertaken a broad review of the potential risks associated with different asset management activities, focusing on, among other things, liquidity risk and leverage risk. The staff of the Division of Investment Management has, in correspondence with registered management investment companies, raised questions about the level of, and special risks associated with, investments in CLO securities. While it is not possible to predict what conclusions, if any, the staff may reach in these areas, or what recommendations, if any, the staff might make to the SEC, the imposition of limitations on investments by registered management investment companies in CLO securities could adversely impact our ability to implement our investment strategy and/or our ability to raise capital through public offerings, or could cause us to take certain actions that may result in an adverse impact on our stockholders, our financial condition and/or our results of operations. We are unable at this time to assess the likelihood or timing of any such regulatory development.

Terrorist actions and natural disasters may disrupt our operations.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may adversely impact the businesses in which we invest either directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

We are subject to risks related to cybersecurity and other disruptions to information systems.

We are highly dependent on the communications and information systems of the Adviser and its affiliates as well as certain other third-party service providers. We, and our service providers, are susceptible to operational and information security risks. While we, the Adviser and the Administrator have procedures in place with respect to information security, technologies may become the target of cyber attacks or information security breaches that could result in the unauthorized gathering, monitoring, release, misuse, loss or destruction of our and/or our stockholders’ confidential and other information, or otherwise disrupt our operations or those of our service providers. Disruptions or failures in the physical infrastructure or operating systems and cyber attacks or security breaches of the networks, systems or devices that we and our service providers use to service our operations, or disruption or failures in the movement of information between service providers could disrupt and impact the service providers’ and our operations, potentially resulting in financial losses, the inability of our stockholders to transact business and of us to process transactions, inability to calculate our NAV, misstated or unreliable financial data, violations of applicable privacy and other laws, regulatory fines, penalties, litigation costs, increased insurance premiums, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Our service providers’ policies and procedures with respect to information security have been established to seek to identify and mitigate the types of risk to which we and our service providers are subject. As with any risk management system, there are inherent limitations to these policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified. There can be no assurance that we or our service providers will not suffer losses relating to information security breaches (including cyber attacks) or other disruptions to information systems in the future.

Risks Related to Our Investments

Our investments in CLO securities and other structured finance securities involve certain risks.

Our investments are expected to consist primarily of CLO securities, and we may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) that serve as collateral. We and other investors in CLO and related structured finance securities ultimately bear the credit risk of the underlying collateral. In the case of most CLOs, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches which are the focus of our investment strategy, and scheduled payments to junior tranches have a priority in right of payment to subordinated/equity tranches.

In light of the above considerations, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. For example, investments in structured vehicles, including junior debt and equity securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations.

In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) our investments in CLO junior debt and equity tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we invest, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs we may target. In addition, CLO and other structured finance securities may be subject to prepayment risk. Further, the performance of a CLO or other structured finance security may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility. Investments in structured finance securities may also be subject to liquidity risk.

Investing in senior secured loans indirectly through CLO securities involves particular risks.

We are expected to obtain exposure to underlying senior secured loans through our investments in CLOs, but may obtain such exposure directly or indirectly through other means from time to time. Such loans may become nonperforming or impaired for a variety of reasons. Nonperforming or impaired loans may require substantial workout negotiations or restructuring that may entail a substantial reduction in the interest rate and/or a substantial write-down of the principal of the loan. In addition, because of the unique and customized nature of a loan agreement and the private syndication of a loan, certain loans may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume in the loan market has been small relative to other markets. Loans may encounter trading delays due to their unique and customized nature, and transfers may require the consent of an agent bank and/or borrower. Risks associated with senior secured loans include the fact that prepayments generally may occur at any time without premium or penalty.

In addition, the portfolios of certain CLOs in which we may invest may contain middle market loans. Loans to middle market companies may carry more inherent risks than loans to larger, publicly traded entities. These companies generally have more limited access to capital and higher funding costs, may be in a weaker financial position, may need more capital to expand or compete, and may be unable to obtain financing from public capital markets or from traditional sources, such as commercial banks. Middle market companies typically have narrower product lines and smaller market shares than large companies. Therefore, they tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies may also experience substantial variations in operating results. The success of a middle market business may also depend on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on the obligor. Accordingly, loans made to middle market companies may involve higher risks than loans made to companies that have greater financial resources or are otherwise able to access traditional credit sources. Middle market loans are less liquid and have a smaller trading market than the market for broadly syndicated loans and may have default rates or recovery rates that differ (and may be better or worse) than has been the case for broadly syndicated loans or investment grade securities. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced with respect to middle market loans in any CLO in which we may invest. As a consequence of the forgoing factors, the securities issued by CLOs that primarily invest in middle market loans (or hold significant portions thereof) are generally considered to be a riskier investment than securities issued by CLOs that primarily invest in broadly syndicated loans.

Our investments in the primary CLO market involve certain additional risks.

Between the pricing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

Our portfolio of investments may lack diversification among CLO securities which may subject us to a risk of significant loss if one or more of these CLO securities experience a high level of defaults on collateral.

Our portfolio may hold investments in a limited number of CLO securities. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we will not have fixed guidelines for diversification, we will not have any limitations on the ability to invest in any one CLO, and our investments may be concentrated in relatively few CLO securities. As our portfolio may be less diversified than the portfolios of some larger funds, we are more susceptible to failure if one or more of the CLOs in which we are invested experiences a high level of defaults on its collateral. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. We may also invest in multiple CLOs managed by the same CLO collateral manager, thereby increasing our risk of loss in the event the CLO collateral manager were to fail, experience the loss of key portfolio management employees or sell its business.

Our portfolio will be focused on CLO securities, and the CLO securities in which we invest may hold loans that are concentrated in a limited number of industries.

Our portfolio will be focused on securities issued by CLOs and related investments, and the CLOs in which we invest may hold loans that are concentrated in a limited number of industries. As a result, a downturn in the CLO industry or in any particular industry that the CLOs in which we invest are concentrated could significantly impact the aggregate returns we realize.

Failure by a CLO in which we are invested to satisfy certain tests will harm our operating results.

The failure by a CLO in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments we, as holder of junior debt or equity tranches, would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

Negative loan ratings migration may also place pressure on the performance of certain of our investments.

Per the terms of a CLO’s indenture, assets rated “CCC+” or lower or their equivalent in excess of applicable limits do not receive full par credit for purposes of calculation of the CLO’s overcollateralization tests. As a result, negative rating migration could cause a CLO to be out of compliance with its overcollateralization tests. This could cause a diversion of cash flows away from the CLO junior debt and equity tranches in favor of the more senior CLO debt tranches until the relevant overcollateralization test breaches are cured. This could have a negative impact on our NAV and cash flows.

Our investments in CLOs and other investment vehicles result in additional expenses to us.

We will invest in CLO securities and may invest, to the extent permitted by law, in the securities and other instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of a CLO’s or any such investment vehicle’s expenses, including management and performance fees. In addition to the management and performance fees borne by our investments in CLOs, we will also remain obligated to pay management fees to the Adviser with respect to the assets invested in the securities and other instruments of other investment vehicles, including CLOs. With respect to each of these investments, each holder of our common stock bears his or her share of the management fee of the Adviser as well as indirectly bearing the management and performance fees charged by the underlying advisor and other expenses of any investment vehicles in which we invest.

Our investments in CLO securities may be less transparent to us and our stockholders than direct investments in the collateral.

We intend to invest primarily in junior debt tranches of CLOs and other related investments. Generally, there may be less information available to us regarding the collateral held by such CLOs than if we had invested directly in the debt of the underlying obligors. As a result, our stockholders will not know the details of the collateral of the CLOs in which we will invest or receive the reports issued with respect to such CLO. In addition, none of the information contained in certain monthly reports nor any other financial information furnished to us as a noteholder in a CLO will be audited and reported upon, nor will an opinion be expressed, by an independent public accountant. Our CLO investments will also be subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs.

CLO investments involve complex documentation and accounting considerations.

CLOs and other structured finance securities in which we expect to invest are often governed by a complex series of legal documents and contracts. As a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments.

The accounting and tax implications of the CLO investments that we intend to make are complicated. In particular, reported earnings from CLO equity securities are recorded under U.S. generally accepted accounting principles, or “GAAP,” based upon an effective yield calculation. Current taxable earnings on certain of these investments, however, will generally not be determinable until after the end of the fiscal year of each individual CLO that ends within our fiscal year, even though the investments are generating cash flow throughout the fiscal year. The tax treatment of certain of these investments may result in higher distributable earnings in the early years and a capital loss at maturity, while for reporting purposes the totality of cash flows are reflected in a constant yield to maturity.

We are dependent on the collateral managers of the CLOs in which we invest, and those CLOs are generally not registered under the 1940 Act.

We will rely on CLO collateral managers to administer and review the portfolios of collateral they manage. The actions of the CLO collateral managers may significantly affect the return on our investments; however, we, as investors of the CLO, typically do not have any direct contractual relationship with the collateral managers of the CLOs in which we invest. The ability of each CLO collateral manager to identify and report on issues affecting its securitization portfolio on a timely basis could also affect the return on our investments, as we may not be provided with information on a timely basis in order to take appropriate measures to manage our risks. We will also rely on CLO collateral managers to act in the best interests of a CLO it manages; however, such CLO managers are subject to fiduciary duties owed to other classes of notes besides those in which we invest; therefore, there can be no assurance that the collateral managers will always act in the best interest of the class or classes of notes in which we are invested. If any CLO collateral manager were to act in a manner that was not in the best interest of the CLOs (e.g., gross negligence, with reckless disregard or in bad faith), this could adversely impact the overall performance of our investments. Furthermore, since the underlying CLO issuer often provides an indemnity to its CLO manager, we may not be incentivized to pursue actions against the collateral manager since any such action, if successful, may ultimately be borne by the underlying CLO issuer and payable from its assets, which could create losses to us as investors in the CLO. In addition, to the extent we invest in CLO equity, liabilities incurred by the CLO manger to third parties may be borne by us to the extent the CLO is required to indemnify its collateral manager for such liabilities.

In addition, the CLOs in which we intend to invest are generally not registered as investment companies under the 1940 Act. As investors in these CLOs, we are not afforded the protections that stockholders in an investment company registered under the 1940 Act would have.

Our investments in CLO securities may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receiving cash distributions related to such income.

Some of the CLOs in which we will invest may constitute “passive foreign investment companies,” or “PFICs.” If we acquire interests treated as equity for U.S. federal income tax purposes in PFICs (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFIC’s income for each tax year regardless of whether we receive any distributions from such PFIC. We must nonetheless distribute such income to maintain our status as a RIC. Furthermore, under proposed United States Treasury regulations, certain income derived by us from a PFIC with respect to which we have made a qualifying electing fund, or “QEF,” election under the Code would generally constitute qualifying income for purposes of determining our ability to be subject to tax as a RIC only to the extent the PFIC makes distributions of that income to us. As such, we may be restricted in our ability to make QEF elections with respect to our holdings in issuers that could be treated as PFICs in order to ensure our continued qualification as a RIC and/or maximize our after-tax return from these investments.

If we hold more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation, or “CFC” (including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If we are required to include such deemed distributions from a CFC in our income, we will be required to distribute such income to maintain our RIC status regardless of whether or not the CFC makes an actual distribution during such tax year. Furthermore, under proposed United States Treasury regulations, certain income derived by us from a CFC would generally constitute qualifying income for purposes of determining our ability to be subject to tax as a RIC only to the extent the CFC makes distributions of that income to us. As such, we may limit and/or manage our holdings in issuers that could be treated as CFCs in order to ensure our continued qualification as a RIC and/or maximize our after-tax return from these investments.

If we are required to include amounts from CLO securities in income prior to receiving the cash distributions representing such income, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

If a CLO in which we invest fails to comply with certain U.S. tax disclosure requirements, such CLO may be subject to withholding requirements that could materially and adversely affect our operating results and cash flows.

The U.S. Foreign Account Tax Compliance Act provisions of the Code (commonly referred to as “FATCA”) imposes a withholding tax of 30% on U.S. source periodic payments, including interest and dividends and, after December 31, 2018, on payments of gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends as well as certain dividends distributed from our net capital gains, if any, which have been designated by us, or “capital gain dividends,” to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Most CLOs in which we will invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amount available to distribute to junior debt and equity holders in such CLO, which could materially and adversely affect the fair value of the CLO’s securities, our operating results and cash flows.

Increased competition in the market or a decrease in new CLO issuances may result in increased price volatility or a shortage of investment opportunities.

In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of this market is relatively limited. While we cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

In addition, the volume of new CLO issuances and CLO refinancings varies over time as a result of a variety of factors including new regulations, changes in interest rates, and other market forces. As a result of increased competition and uncertainty regarding the volume of new CLO issuances and CLO refinancings, we can offer no assurances that we will deploy all of our capital in a timely manner or at all. Prospective investors should understand that we may compete with other investment vehicles, as well as investment and commercial banking firms, which have substantially greater resources, in terms of financial wherewithal and research staffs, than may be available to us.

We may be subject to risks associated with any wholly-owned subsidiaries.

We may in the future invest indirectly through one or more wholly-owned subsidiaries. Any future wholly-owned subsidiary would not be separately registered under the 1940 Act and would not be subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the jurisdiction of formation of any future wholly-owned subsidiary could result in the inability of such subsidiary to operate as anticipated.

We and our investments are subject to interest rate risk.

Since we may incur leverage (including through preferred stock and/or debt securities) to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds.

Since the economic downturn that began in 2007, interest rates have remained low despite recent increases. Because longer-term inflationary pressure may result from the U.S. government’s fiscal policies and other challenges, because of the relatively low interest rate environment in which we now operate, interest rates could continue to rise, rather than fall, in the future. In a rising interest rate environment, any leverage that we incur may bear a higher interest rate that our current leverage. There may not, however, be a corresponding increase in our investment income. Any reduction in the level of rate of return on new investments relative to the rate of return on our current investments, and any reduction in the rate of return on our current investments, could adversely impact our net investment income, reducing our ability to service the interest obligations on, and to repay the principal of, our indebtedness, as well as our capacity to pay distributions to our stockholders. See “— LIBOR Floor Risk.”

The fair value of certain of our investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, our investments in senior secured loans through investments in junior debt and equity tranches of CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect our cash flow, fair value of our assets and operating results. In the event that our interest expense were to increase relative to income, or sufficient financing became unavailable, our return on investments and cash available for distribution to stockholders or to make other payments on our securities would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.

LIBOR Floor Risk.  Because CLOs generally issue debt on a floating rate basis, an increase in LIBOR will increase the financing costs of CLOs. Many of the senior secured loans held by these CLOs have

LIBOR floors such that, when LIBOR is below the stated LIBOR floor, the stated LIBOR floor (rather than LIBOR itself) is used to determine the interest payable under the loans. Therefore, if LIBOR increases but stays below the average LIBOR floor rate of the senior secured loans held by a CLO, there would not be a corresponding increase in the investment income of such CLOs. The combination of increased financing costs without a corresponding increase in investment income in such a scenario could result in the CLO not having adequate cash to make interest or other payments on the securities which we hold.

LIBOR Risk.  The CLO debt securities in which we invest earn interest at, and CLOs in which we intend to invest typically obtain financing at, a floating rate based on LIBOR. Regulators and law enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contributed to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been under-reporting or otherwise manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the CFTC, the U.S. Department of Justice and the United Kingdom Financial Conduct Authority, or the “FCA,” in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. In such settlements, such financial institutions admitted to submitting rates to the BBA that were lower than the actual rates at which such financial institutions could borrow funds from other banks. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. On July 9, 2013, it was announced that the NYSE Euronext Rate Administration Limited would take over the administration of LIBOR from the BBA, subject to authorization from the FCA and following a period of transition. Accordingly, ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited) assumed this role on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Any of such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of our investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of our investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.

On July 27, 2017, the FCA announced that it will no longer persuade or compel banks to submit rates for the calculation of the LIBOR rates after 2021, or the “FCA Announcement.” Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR, or the “Federal Reserve Board Notice.” The Federal Reserve Bank of New York said that the publication of these alternative rates is targeted to commence by mid-2018.

At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined. The CLOs we are invested in generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on our net investment income and portfolio returns.

LIBOR Mismatch.  Many underlying corporate borrowers can elect to pay interest based on 1-month LIBOR, 3-month LIBOR and/or other rates in respect of the loans held by CLOs in which we are invested, in each case plus an applicable spread, whereas CLOs generally pay interest to holders of the CLO’s debt tranches based on 3-month LIBOR plus a spread. The 3-month LIBOR currently exceeds the 1-month LIBOR by a historically high amount, which may result in many underlying corporate borrowers electing to pay interest based on 1-month LIBOR. This mismatch in the rate at which CLOs earn interest and the rate at which they pay interest on their debt tranches negatively impacts the cash flows on a CLO’s equity tranche, which may in turn adversely affect our cash flows and results of operations. Unless spreads are adjusted to account for such increases, these negative impacts may worsen as the amount by which the 3-month LIBOR exceeds the 1-month LIBOR increases.

Low Interest Rate Environment.  As of the date of this prospectus, despite recent increases in interest rates from near historically low levels, interest rates in the United States remain relatively low, which may increase our exposure to risks associated with rising interest rates.

The senior secured loans underlying the CLOs in which we intend to invest typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which we invest. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. See “— Our investments are subject to prepayment risk.” Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have LIBOR floors, if LIBOR is below the average LIBOR floor, there may not be corresponding increases in investment income which could result in the CLO not having adequate cash to make interest or other payments on the securities which we hold.

For detailed discussions of the risks associated with a rising interest rate environment, see “— Risks Related to Our Investments — We and our investments are subject to interest rate risk,” “— Risks Related to Our Investments — We and our investments are subject to risks associated with investing in high-yield and unrated, or “junk,” securities.”

Our investments are subject to credit risk.

If a CLO in which we invest, an underlying asset of any such CLO or any other type of credit investment in our portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both our income and NAV may be adversely impacted. Non-payment would result in a reduction of our income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in our NAV. With respect to our investments in CLO securities and credit investments that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, we could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security or credit investment. To the extent that the credit rating assigned to a security in our portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which we invest triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO junior debt and equity investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Our investments are subject to prepayment risk.

Although the Adviser’s valuations and projections take into account certain expected levels of prepayments, the collateral of a CLO may be prepaid more quickly than expected. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond our control and consequently cannot be accurately predicted. Early prepayments give rise to increased reinvestment risk, as a CLO collateral manager might realize excess cash from prepayments earlier than expected. If a CLO collateral manager is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce our net income and the fair value of that asset.

In addition, in most CLO transactions, CLO debt investors, such as us, are subject to prepayment risk in that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, which would cause such CLO’s outstanding CLO debt securities to be repaid at par. Such prepayments of CLO debt securities held by us can also give rise to reinvestment risk if we are unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid.

We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and increase the risk of investing in us.

We may incur, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of Derivative Transactions, preferred stock, debt securities and other structures and instruments, in significant amounts and on terms that the Adviser and our board of directors deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses and for other purposes. Such leverage may be secured and/or unsecured. Any such leverage does not include leverage embedded or inherent in the CLO structures in which we invest or in derivative instruments in which we may invest. Accordingly, there is a layering of leverage in our overall structure.

The more leverage we employ, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. For instance, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make distributions and other payments to our securityholders. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged.

As a registered closed-end management investment company, we will generally be required to meet certain asset coverage requirements, as defined under the 1940 Act, with respect to any senior securities. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. If legislation were passed that modifies this section of the 1940 Act and increases the amount of senior securities that we may incur, we may increase our leverage to the extent then permitted by the 1940 Act and the risks associated with an investment in us may increase.

If our asset coverage declines below 300% (or 200%, as applicable), we would not be able to incur additional debt or issue additional preferred stock, and could be required by law to sell a portion of our investments to repay some debt or redeem shares of preferred stock when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make certain distributions or pay dividends of an amount necessary to continue to be subject to tax as a RIC. The amount of leverage that we employ will depend on the Adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our ability to be subject to tax as a RIC under Subchapter M of the Code.

Our investments may be highly subordinated and subject to leveraged securities risk.

Our portfolio is expected to include junior debt and equity investments in CLOs, which involve a number of significant risks. CLOs are typically very highly levered (with CLO equity securities being leveraged nine to 13 times), and therefore the junior debt and equity tranches in which we intend to invest are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. We will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs we intend to initially target generally enable the investor to acquire interests in a pool of senior secured loans without the expenses associated with directly holding the same investments, we will generally pay a proportionate share of the CLOs’ administrative, management and other expenses. In addition, we may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing our overall exposure and capital at risk to such CLO. Although it is difficult to predict whether the prices of assets underlying CLOs will rise or fall, these prices (and, therefore, the prices of the CLOs’ securities) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The interests we intend to acquire in CLOs will likely be thinly traded or have only a limited trading market. CLO securities are typically privately offered and sold, even in the secondary market. As a result, investments in CLO securities are illiquid.

We and our investments are subject to risks associated with investing in high-yield and unrated, or “junk,” securities.

We intend to invest primarily in securities that are rated below investment grade or, in the case of CLO equity securities, are not rated by a national securities rating service. The primary assets underlying our CLO security investments are senior secured loans, although these transactions may allow for limited exposure to other asset classes including unsecured loans, high yield bonds, emerging market loans or bonds and structured finance securities with underlying exposure to CDO tranches, residential mortgage backed securities, commercial mortgage backed securities, trust preferred securities and other types of securitizations. CLOs generally invest in lower-rated debt securities that are typically rated below Baa/BBB by Moody’s, S&P or Fitch. In addition, we may obtain direct exposure to such financial assets/instruments. Securities that are not rated or are rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are sometimes referred to as “high yield” or “junk.” High-yield debt securities have greater credit and liquidity risk than investment grade obligations. High-yield debt securities are generally unsecured and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities and below investment grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer thereof to make payments of principal or interest.

Risks of high-yield debt securities may include:

(1)	limited liquidity and secondary market support;
(2)	substantial marketplace volatility resulting from changes in prevailing interest rates;
(3)	subordination to the prior claims of banks and other senior lenders;
(4)	the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause us to reinvest premature redemption proceeds in lower-yielding debt obligations;
(5)	the possibility that earnings of the high-yield debt security issuer may be insufficient to meet its debt service;

(6)	the declining creditworthiness and potential for insolvency of the issuer of such high-yield debt securities during periods of rising interest rates and/or economic downturn; and
(7)	greater susceptibility to losses and real or perceived adverse economic and competitive industry conditions than higher grade securities.

An economic downturn or an increase in interest rates could severely disrupt the market for high-yield debt securities and adversely affect the value of outstanding high-yield debt securities and the ability of the issuers thereof to repay principal and interest.

Issuers of high-yield debt securities may be highly leveraged and may not have available to them more traditional methods of financing. The risk associated with acquiring (directly or indirectly) the securities of such issuers generally is greater than is the case with highly rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield debt securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, timely service of debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield debt securities because such securities may be unsecured and may be subordinated to obligations owed to other creditors of the issuer of such securities. In addition, we may incur additional expenses to the extent it (or any investment manager) is required to seek recovery upon a default on a high yield bond (or any other debt obligation) or participate in the restructuring of such obligation.

A portion of the loans held by CLOs in which we invest may consist of second lien loans. Second lien loans are secured by liens on the collateral securing the loan that are subordinated to the liens of at least one other class of obligations of the related obligor, and thus, the ability of the CLO issuer to exercise remedies after a second lien loan becomes a defaulted obligation is subordinated to, and limited by, the rights of the senior creditors holding such other classes of obligations. In many circumstances, the CLO issuer may be prevented from foreclosing on the collateral securing a second lien loan until the related first lien loan is paid in full. Moreover, any amounts that might be realized as a result of collection efforts or in connection with a bankruptcy or insolvency proceeding involving a second lien loan must generally be turned over to the first lien secured lender until the first lien secured lender has realized the full value of its own claims. In addition, certain of the second lien loans contain provisions requiring the CLO issuer’s interest in the collateral to be released in certain circumstances. These lien and payment obligation subordination provisions may materially and adversely affect the ability of the CLO issuer to realize value from second lien loans and adversely affect the fair value of and income from our investment in the CLO’s securities.

We are subject to risks associated with loan assignments and participations.

We, or the CLOs in which we intend to invest, may acquire interests in loans either directly (by way of assignment, or “Assignments”) or indirectly (by way of participation, or “Participations”). The purchaser by an Assignment of a loan obligation typically succeeds to all the rights and obligations of the selling institution and becomes a lender under the loan or credit agreement with respect to the debt obligation. In contrast, Participations acquired by us in a portion of a debt obligation held by a selling institution, or the “Selling Institution,” typically result in a contractual relationship only with such Selling Institution, not with the obligor. We would have the right to receive payments of principal, interest and any fees to which it is entitled under the Participation only from the Selling Institution and only upon receipt by the Selling Institution of such payments from the obligor. In purchasing a Participation, we generally will have no right to enforce compliance by the obligor with the terms of the loan or credit agreement or other instrument evidencing such debt obligation, nor any rights of setoff against the obligor, and we may not directly benefit from the collateral supporting the debt obligation in which it has purchased the Participation. As a result, we would assume the credit risk of both the obligor and the Selling Institution. In the event of the insolvency of the Selling Institution, we will be treated as a general creditor of the Selling Institution in respect of the Participation and may not benefit from any setoff between the Selling Institution and the obligor.

The holder of a Participation in a debt obligation may not have the right to vote to waive enforcement of any default by an obligor. Selling Institutions commonly reserve the right to administer the debt obligations sold by them as they see fit and to amend the documentation evidencing such debt obligations in all respects.

However, most participation agreements with respect to senior secured loans provide that the Selling Institution may not vote in favor of any amendment, modification or waiver that (1) forgives principal, interest or fees, (2) reduces principal, interest or fees that are payable, (3) postpones any payment of principal (whether a scheduled payment or a mandatory prepayment), interest or fees or (4) releases any material guarantee or security without the consent of the participant (at least to the extent the participant would be affected by any such amendment, modification or waiver).

A Selling Institution voting in connection with a potential waiver of a default by an obligor may have interests different from ours, and the Selling Institution might not consider our interests in connection with its vote. In addition, many participation agreements with respect to senior secured loans that provide voting rights to the participant further provide that, if the participant does not vote in favor of amendments, modifications or waivers, the Selling Institution may repurchase such Participation at par. An investment by us in a synthetic security related to a loan involves many of the same considerations relevant to Participations.

The lack of liquidity in our investments may adversely affect our business.

High-yield investments, including subordinated CLO securities and collateral held by CLOs in which we invest, generally have limited liquidity. As a result, prices of high-yield investments have at times experienced significant and rapid decline when a substantial number of holders (or a few holders of a significantly large “block” of the securities) decided to sell. In addition, we (or the CLOs in which we invest) may have difficulty disposing of certain high-yield investments because there may be a thin trading market for such securities. To the extent that a secondary trading market for non-investment grade high-yield investments does exist, it would not be as liquid as the secondary market for highly rated investments. Reduced secondary market liquidity would have an adverse impact on the fair value of the securities and on our direct or indirect ability to dispose of particular securities in response to a specific economic event such as deterioration in the creditworthiness of the issuer of such securities.

As secondary market trading volumes increase, new loans frequently contain standardized documentation to facilitate loan trading that may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because holders of such loans are offered confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not purchased or sold as easily as publicly traded securities are purchased or sold. Although a secondary market may exist, risks similar to those described above in connection with an investment in high-yield debt investments are also applicable to investments in lower rated loans.

The securities issued by CLOs generally offer less liquidity than other investment grade or high-yield corporate debt, and are subject to certain transfer restrictions that impose certain financial and other eligibility requirements on prospective transferees. Other investments that we may purchase in privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, our ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent us from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

We may be exposed to counterparty risk.

We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on the obligations represented by investments and result in significant losses.

We may hold investments (including synthetic securities) that would expose us to the credit risk of our counterparties or the counterparties of the CLOs in which it invests. In the event of a bankruptcy or insolvency of such a counterparty, we or a CLO in which such an investment is held could suffer significant losses, including the loss of that part of our or the CLO’s portfolio financed through such a transaction, declines in the value of our investment, including declines that may occur during an applicable stay period, the inability to realize any gains on our investment during such period and fees and expenses incurred in enforcing our rights. If the CLO enters into or owns synthetic securities, the CLO may fall within the definition of “commodity pool” under new CFTC rules, and the collateral manager of the CLO may be required to register as a commodity pool operator with the CFTC, which could increase costs for the CLO and reduce amounts available to pay to the residual tranche.

In addition, with respect to certain swaps and synthetic securities, neither a CLO nor we usually has a contractual relationship with the entities, referred to as “Reference Entities” whose payment obligations are the subject of the relevant swap agreement or security. Therefore, neither the CLOs nor we generally have a right to directly enforce compliance by the Reference Entity with the terms of this kind of underlying obligation, any rights of set-off against the Reference Entity or any voting rights with respect to the underlying obligation. Neither the CLOs nor we will directly benefit from the collateral supporting the underlying obligation and will not have the benefit of the remedies that would normally be available to a holder of such underlying obligation.

We are subject to risks associated with defaults on an underlying asset held by a CLO.

A default and any resulting loss as well as other losses on an underlying asset held by a CLO may reduce the fair value of our corresponding CLO investment. A wide range of factors could adversely affect the ability of the borrower of an underlying asset to make interest or other payments on that asset. To the extent that actual defaults and losses on the collateral of an investment exceed the level of defaults and losses factored into its purchase price, the value of the anticipated return from the investment will be reduced. The more deeply subordinated the tranche of securities in which we invest, the greater the risk of loss upon a default. For example, CLO equity is the most subordinated tranche within a CLO and is therefore subject to the greatest risk of loss resulting from defaults on the CLO’s collateral, whether due to bankruptcy or otherwise. Any defaults and losses in excess of expected default rates and loss model inputs will have a negative impact on the fair value of our investments, will reduce the cash flows that we receive from our investments, adversely affect the fair value of our assets and could adversely impact our ability to pay dividends. Furthermore, the holders of the junior debt and equity tranches typically have limited rights with respect to decisions made with respect to collateral following an event of default on a CLO. In some cases, the senior most class of notes can elect to liquidate the collateral even if the expected proceeds are not expected to be able to pay in full all classes of notes. We could experience a complete loss of our investment in such a scenario.

In addition, the collateral of CLOs may require substantial workout negotiations or restructuring in the event of a default or liquidation. Any such workout or restructuring is likely to lead to a substantial reduction in the interest rate of such asset and/or a substantial write-down or write-off of all or a portion the principal of such asset. Any such reduction in interest rates or principal will negatively affect the fair value of our portfolio.

We are subject to risks associated with the bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO in which we invest.

In the event of a bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO or other vehicle in which we invest, a court or other governmental entity may determine that our claims or those of the relevant CLO are not valid or not entitled to the treatment we expected when making our initial investment decision.

Various laws enacted for the protection of debtors may apply to the underlying assets in our investment portfolio. The information in this and the following paragraph represents a brief summary of certain points only, is not intended to be an extensive summary of the relevant issues and is applicable with respect to U.S. issuers and borrowers only. The following is not intended to be a summary of all relevant risks. Similar avoidance provisions to those described below are sometimes available with respect to non-U.S. issuers or borrowers, and there is no assurance that this will be the case which may result in a much greater risk of partial or total loss of value in that underlying asset.

If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer or borrower of underlying assets, such as a trustee in bankruptcy, were to find that such issuer or borrower did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting such underlying assets and, after giving effect to such indebtedness, the issuer or borrower (1) was insolvent; (2) was engaged in a business for which the remaining assets of such issuer or borrower constituted unreasonably small capital; or (3) intended to incur, or believed that it would incur, debts beyond our ability to pay such debts as they mature, such court could decide to invalidate, in whole or in part, the indebtedness constituting the underlying assets as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of the issuer or borrower or to recover amounts previously paid by the issuer or borrower in satisfaction of such indebtedness. In addition, in the event of the insolvency of an issuer or borrower of underlying assets, payments made on such underlying assets could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year under U.S. Federal bankruptcy law or even longer under state laws) before insolvency.

Our underlying assets may be subject to various laws for the protection of debtors in other jurisdictions, including the jurisdiction of incorporation of the issuer or borrower of such underlying assets and, if different, the jurisdiction from which it conducts business and in which it holds assets, any of which may adversely affect such issuer’s or borrower’s ability to make, or a creditor’s ability to enforce, payment in full, on a timely basis or at all. These insolvency considerations will differ depending on the jurisdiction in which an issuer or borrower or the related underlying assets are located and may differ depending on the legal status of the issuer or borrower.

We are subject to risks associated with any hedging or Derivative Transactions in which we participate.

We may in the future purchase and sell a variety of derivative instruments. To the extent we engage in Derivative Transactions, we expect to do so to hedge against interest rate, credit and/or other risks or for other investment or risk management purposes. We may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems it appropriate to do so. Derivative Transactions may be volatile and involve various risks different from, and in certain cases, greater than the risks presented by other instruments. The primary risks related to Derivative Transactions include counterparty, correlation, illiquidity, leverage, volatility and OTC trading risks. A small investment in derivatives could have a large potential impact on our performance, effecting a form of investment leverage on our portfolio. In certain types of Derivative Transactions we could lose the entire amount of our investment. In other types of Derivative Transactions, the potential loss is theoretically unlimited.

The following is a more detailed discussion of primary risk considerations related to the use of Derivative Transactions that investors should understand before investing in our securities.

Counterparty risk.  Counterparty risk is the risk that a counterparty in a Derivative Transaction will be unable to honor its financial obligation to us, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. Certain participants in the derivatives market, including larger financial institutions, have experienced significant financial hardship and deteriorating credit conditions. If our counterparty to a Derivative Transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its obligations may increase substantially. If a counterparty becomes bankrupt, we may experience significant delays in obtaining recovery (if at all) under the derivative contract in bankruptcy or other reorganization proceeding; if our claim is unsecured, we will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security. We may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivatives since generally a clearing organization becomes substituted for each counterparty to a cleared derivative and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to us.

Correlation risk.  When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged may prevent us from achieving the intended hedging effect or expose us to the risk of loss. The imperfect correlation between the value of a derivative and our underlying assets may result in losses on the Derivative

Transaction that are greater than the gain in the value of the underlying assets in our portfolio. The Adviser may not hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge, or because it does not foresee the occurrence of the risk. These factors may have a significant negative effect on the fair value of our assets and the market value of our securities.

Liquidity risk.  Derivative Transactions, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets we would not be able to close out a position without incurring a loss. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which we may conduct transactions in derivative instruments may prevent prompt liquidation of positions, subjecting us to the potential of greater losses.

Leverage risk.  Trading in Derivative Transactions can result in significant leverage and risk of loss. Thus, the leverage offered by trading in derivative instruments will magnify the gains and losses we experience and could cause our NAV to be subject to wider fluctuations than would be the case if we did not use the leverage feature in derivative instruments.

Volatility risk.  The prices of many derivative instruments, including many options and swaps, are highly volatile. Price movements of options contracts and payments pursuant to swap agreements are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of options and swap agreements also depends upon the price of the securities or currencies underlying them.

OTC trading.  Derivative Transactions that may be purchased or sold may include instruments not traded on an organized market. The risk of non-performance by the counterparty to such Derivative Transaction may be greater and the ease with which we can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for certain derivative instruments that are not traded on an exchange. Such instruments are often valued subjectively and may result in mispricings or improper valuations. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value, or both. In contrast, cleared derivative transactions benefit from daily marked-to-market pricing and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections; however, certain uncleared derivative transactions are subject to minimum margin requirements which may require us and our counterparties to exchange collateral based on daily marked-to-market pricing. OTC trading generally exposes us to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing us to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where we have concentrated our transactions with a single or small group of counterparties.

We may be subject to risks associated with investments in other investment companies.

We may invest in securities of other investment companies subject to statutory limitations prescribed by the 1940 Act. These limitations include in certain circumstances a prohibition on us acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of our total assets in securities of any one investment company or more than 10% of our total assets in securities of all investment companies. We will indirectly bear our proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses that we regularly bear. We may only invest in other investment companies to the extent that the asset class exposure in such investment companies is consistent with the permissible asset class exposure for us had we invested directly in securities, and the portfolios of such investment companies are subject to similar risks as we are.

We and our investments are subject to reinvestment risk.

As part of the ordinary management of its portfolio, a CLO will typically generate cash from asset repayments and sales and reinvest those proceeds in substitute assets, subject to compliance with its investment tests and certain other conditions. The earnings with respect to such substitute assets will depend on the quality of reinvestment opportunities available at the time. The need to satisfy the CLO’s covenants and identify acceptable assets may require the CLO collateral manager to purchase substitute assets at a lower yield than those initially acquired or require that the sale proceeds be maintained temporarily in cash. Either such action by the CLO collateral manager may reduce the yield that the CLO collateral manager is able to achieve. The investment tests may incentivize a CLO collateral manager to buy riskier assets than it otherwise would, which could result in additional losses. These factors could reduce our return on investment and may have a negative effect on the fair value of our assets and the market value of our securities. In addition, the reinvestment period for a CLO may terminate early, which may cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. In addition, in most CLO transactions, CLO debt investors are subject to the risk that the holders of a majority of the equity tranche, who can direct a call or refinancing of a CLO, causing such CLO’s outstanding CLO debt securities to be repaid at par earlier than expected. There can be no assurance that we will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

We and our investments are subject to risks associated with non-U.S. investing.

While we intend to invest primarily in CLOs that hold underlying U.S. assets, these CLOs may be organized outside the United States and we may also invest in CLOs that hold collateral that are non-U.S. assets.

Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, we, and the CLOs in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in periods when our assets are uninvested. Our inability to make intended investments due to settlement problems or the risk of intermediary counterparty failures could cause it to miss investment opportunities. The inability to dispose of an investment due to settlement problems could result either in losses to the Funds due to subsequent declines in the value of such investment or, if we have entered into a contract to sell the security, could result in possible liability to the purchaser. Transaction costs of buying and selling foreign securities also are generally higher than those involved in domestic transactions. Furthermore, foreign financial markets have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.

The economies of individual non-U.S. countries may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, volatility of currency exchange rates, depreciation, capital reinvestment, resources self-sufficiency and balance of payments position.

Currency Risk.  Any of our investments that are denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. Although we will consider hedging any non-U.S. dollar exposures back to U.S. dollars, an increase in the value of the U.S. dollar compared to other currencies in which we make investments would otherwise reduce the effect of increases and magnify the effect of decreases in the prices of our non-U.S. dollar denominated investments in their local markets. Fluctuations in currency exchange rates will similarly affect the U.S. dollar equivalent of any interest, dividends or other payments made that are denominated in a currency other than U.S. dollars.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations.

As a registered closed-end management investment company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our board of directors. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of an issuer’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution or to make payments on our other obligations in future periods.

If our distributions exceed our taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to our common stockholders. A return of capital distribution will generally not be taxable to our stockholders. However, a return of capital distribution will reduce a stockholder’s cost basis in shares of our common stock on which the distribution was received, thereby potentially resulting in a higher reported capital gain or lower reported capital loss when those shares of our common stock are sold or otherwise disposed of.

A portion of our income and fees may not be qualifying income for purposes of the income source requirement.

Some of the income and fees that we may recognize will not satisfy the qualifying income requirement applicable to RICs. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such requirement, we may need to recognize such income and fees indirectly through one or more entities classified as corporations for U.S. federal income tax purposes. Such corporations will be subject to U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Risks Relating to an Investment in Our Securities

Common stock of closed-end management investment companies has in the past frequently traded at discounts to their respective NAVs, and we cannot assure you that the market price of our common stock will not decline below our NAV per share.

Common stock of closed-end management investment companies have in the past frequently traded at discounts to their respective NAVs and our common stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our NAV per share. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell common stock purchased in an offering soon after such offering. In addition, if our common stock trades below our NAV per share, we will generally not be able to sell additional common stock to the public at market price except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders, (3) upon the conversion of a convertible security in accordance with its terms or (4) under such circumstances as the SEC may permit.

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. The price of our common stock that will prevail in the market may be higher or lower than the price you paid to purchase shares of our common stock, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	price and volume fluctuations in the overall stock market from time to time;
•	investor demand for shares of our common stock;
•	significant volatility in the market price and trading volume of securities of registered closed-end management investment companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines with respect to RICs or registered closed-end management investment companies;
•	failure to qualify as a RIC, or the loss of RIC status;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	changes, or perceived changes, in the value of our portfolio investments;
•	departures of any members of the Senior Investment Team;
•	operating performance of companies comparable to us; or
•	general economic conditions and trends and other external factors.

We and the Adviser could be the target of litigation.

We or the Adviser could become the target of securities class action litigation or other similar claims if our stock price fluctuates significantly or for other reasons. The outcome of any such proceedings could materially adversely affect our business, financial condition, and/or operating results and could continue without resolution for long periods of time. Any litigation or other similar claims could consume substantial amounts of our management’s time and attention, and that time and attention and the devotion of associated resources could, at times, be disproportionate to the amounts at stake. Litigation and other claims are subject to inherent uncertainties, and a material adverse impact on our financial statements could occur for the period in which the effect of an unfavorable final outcome in litigation or other similar claims becomes probable and reasonably estimable. In addition, we could incur expenses associated with defending ourselves against litigation and other similar claims, and these expenses could be material to our earnings in future periods.

Sales in the public market of substantial amounts of our common stock may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, including by selling stockholders, or the availability of such common stock for sale, whether or not actually sold, could adversely affect the prevailing market price of our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so. For a discussion of the adverse effect that the concentration of beneficial ownership may have on the market price of our common stock, see “— Risks Related to Our Business and Structure — Significant stockholders may control the outcome of matters submitted to our stockholders or adversely impact the market price of our securities.”

Our stockholders will experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

All distributions declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that do not participate in our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

Investors in our initial public offering will incur dilution.

Our NAV as of           , 2018 was $    . Based on this NAV, and excluding the results of our operations from           , 2018 through the date of this prospectus, our pro forma NAV immediately upon conversion to a corporation is approximately $    , or approximately $     per share. After giving effect to the sale of shares of common stock in this offering at an assumed public offering price of $     per share, and after deducting underwriting discounts and commissions of $     payable by us and estimated offering expenses of $     payable by us, our as-adjusted NAV on such a pro forma basis would be approximately $    , or approximately $     per share, representing an immediate decrease in NAV of $     per share sold in this offering on a pro forma basis when excluding the results of our operations from           , 2018 through the date of this prospectus.

The impact of recently enacted federal tax legislation on us, our stockholders and our investments is uncertain.

Changes in tax laws, regulations or administrative interpretations or any amendments thereto could adversely affect us, the entities in which we invest, or our noteholders. In particular, on December 22, 2017, the Tax Cuts and Jobs Act was signed into law. This tax legislation lowers the general federal corporate income tax rate from 35 percent to 21 percent, makes changes regarding the use of net operating losses, repeals the corporate alternative minimum tax and makes significant changes with respect to the U.S. international tax rules. In addition, the legislation generally requires a taxpayer that uses the accrual method of accounting for U.S. tax purposes to include certain amounts in income no later than the time such amounts are reflected on certain financial statements, which therefore if applicable could require us or a holder to accrue income earlier than under prior law, although the precise application of this rule is unclear at this time. The legislation also limits the amount or value of interest deductions of borrowers and in that way may potentially affect the loan market. For individual taxpayers, the legislation temporarily reduces the maximum individual income tax rate for taxable years 2018 through 2025. The impact of this new legislation on us, the entities in which we invest and our noteholders is uncertain. You are urged to consult with your tax advisor with respect to the impact of this legislation and the status of any other regulatory or administrative developments and proposals and their potential effect on your investment in us.

USE OF PROCEEDS

The net proceeds to us of this offering are expected to be approximately $     (or approximately $     if the underwriters exercise the over-allotment option in full), after deducting payment of underwriting discounts and commissions payable by us of $     (or approximately $     if the underwriters exercise the over-allotment option in full) and estimated offering expenses payable by us of $    .

We intend to use the proceeds from the sale of shares of our common stock pursuant to this prospectus to acquire investments in accordance with our investment objectives and strategies described in this prospectus and for general working capital purposes. We currently anticipate that it will take approximately three to six months to invest substantially all of the net proceeds of this offering in our targeted investments, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. We cannot assure you we will achieve our targeted investment pace, which may negatively impact our returns. Until appropriate investments or other uses can be found, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will have returns substantially lower than the returns that we anticipate earning from investments in CLO securities and related investments. Investors should expect, therefore, that before we have fully invested the proceeds of the offering in accordance with our investment objectives and policies, assets invested in these instruments would earn interest income at a modest rate, which may not exceed our expenses during this period.

CAPITALIZATION

The following table sets forth our capitalization as follows:

•	On an actual basis as of , 2018;
•	on a pro forma basis to reflect the completion of the pre-conversion transactions and conversion described in “Business — Our Structure and Formation Transactions”, but excluding our results of operations from , 2018 through the date of this prospectus; and;
•	on a pro forma basis as adjusted to reflect the sale of shares of common stock in this offering at an assumed initial public offering price of $ per share after deducting underwriting discounts and commissions payable by us of $ and estimated offering expenses payable by us of $ .

	Eagle Point Income Company LLC (Audited)	Eagle Point Income Company Inc. (Unaudited)
	Actual	Pro Forma(1)	Pro Forma As Adjusted(2)
(Dollars in Thousands Except Per Unit and Per Share Data)
Assets:
Cash and cash equivalents	$	$	$
Investments at fair value
Total Assets	$	$	$
Liabilities:
Other Liabilities	$	$	$
Unitholders’ Equity
Total members’ capital	$
Members’ capital per unit(3)	$
Stockholders’ equity:
Common Stock, par value $0.001 per share; shares authorized, actual; 0 shares issued and outstanding, actual; shares issued and outstanding, pro forma; and shares issued and outstanding, pro forma as adjusted		$	$
Capital in excess of par
Total stockholders’ equity
Pro forma NAV per share		$	$

(1)	Based on our NAV as of , 2018, after reflecting the completion of the pre-conversion transactions and conversion described in “Business — Our Structure and Formation Transactions”, but excluding our results of operations from , 2018 through the date of this prospectus, and assuming a public offering price of $ per share of our common stock.
(2)	Adjusts the pro forma information to give effect to this offering (assuming no exercise of the underwriters’ option to purchase additional shares to cover overallotments).
(3)	As of , 2018, there were Units outstanding.

Pro Forma Dilution

Our NAV as of        , 2018 was $    . Based on this NAV, and excluding our results of operations from         , 2018 through the date of this prospectus our pro forma NAV immediately upon conversion to a corporation is approximately $    , or approximately $     per share of our common stock. After giving effect to the sale of shares of common stock in this offering at an assumed public offering price of $     per share of common stock, and after deducting underwriting discounts and commissions payable by us of $     and estimated offering expenses payable by us of $    , our as-adjusted NAV on such a pro forma basis would be approximately $    , or approximately $     per share of our common stock, representing an immediate decrease in NAV of     per share sold in this offering on a pro forma basis when excluding the results of our operations from         , 2018 through the date of this prospectus.

The following table illustrates the dilution to our common stock on a per share basis, taking into account the assumptions set forth above:

Assumed offering price per Common Share	$
Pro forma NAV per Common Share upon our conversion into a corporation and before giving effect to this offering, but excluding our results of operations from , 2018 through the date of this prospectus	$
As-adjusted pro forma NAV per Common Share after giving effect to this offering	$
Pro forma Dilution to Common Stockholders	$

BUSINESS

Eagle Point Income Company Inc. is a newly organized, externally managed, non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act.

Our Structure and Formation Transactions

We were organized as Eagle Point Income Company LLC, a Delaware limited liability company, on June 11, 2018 and intend to convert into a Delaware corporation prior to the completion of this offering. The Units held by will convert into shares of our common stock at the time of our conversion into a corporation. Assuming a public offering price of $     per share of our common stock and based on our NAV as of           , 2018, will receive shares of our common stock upon our conversion to a corporation. The shares of our common stock held by will be subject to certain lock-up restrictions. See “Underwriting.”

The following chart reflects our organizational structure prior to our conversion to a corporation and our relationship with the Adviser and the Administrator as of the date of this prospectus:

Initial Portfolio

As of            , 2018, our investment portfolio consisted of      CLO debt investments which have different      CLO collateral managers. As of            , 2018, these investments had an aggregate fair value of $    . Below is a description of the portfolio investments that we held as of            , 2018:

Issuer	Investment	Principal Amount	Cost	Fair Value	% of [Total Investments]/ [Net Assets]

[Information on Initial Portfolio to be added by amendment.]

Investment Objectives

Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We will seek to achieve our investment objectives by investing primarily in junior debt tranches of CLOs, which are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. We intend to focus on CLO debt tranches rated “BB” (or its equivalent) by Moody’s, S&P, Fitch and/or other applicable nationally recognized statistical rating organizations. We may also invest in other junior debt tranches of CLOs, senior debt tranches of CLOs and other related securities and instruments. In addition, we intend to invest up to 20% of our total assets (at the time of investment) in CLO equity securities (primarily via minority ownership positions) and related securities and instruments. We may also invest in other securities and instruments that the Adviser believes are consistent with our investment objectives. The amount that we will invest in other securities and instruments, which may include investments in debt and other securities issued by CLOs collateralized by non-U.S. loans or securities of other collective investment vehicles, will vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on the Adviser’s assessment of prevailing market conditions. The CLO securities in which we primarily seek to invest are rated below investment grade or, in the case of CLO equity securities, are unrated and are considered speculative with respect to timely payment of interest and repayment of principal. Below investment grade and unrated securities are also sometimes referred to as “junk” securities.

These investment objectives are not fundamental policies of ours and may be changed by our board of directors without prior approval of our stockholders.

Investment Strategy

We pursue a differentiated strategy within the CLO debt market premised upon our Adviser’s strong emphasis on assessing the skill of CLO collateral managers and analyzing the structure of a CLO.

We believe that the Adviser’s direct and often longstanding relationships with CLO collateral managers, its CLO structural expertise and its relative scale in the CLO market are competitive advantages as we seek to achieve our investment objectives.

We seek to construct a portfolio of CLO securities that provides varied exposure across several key categories, including:

•	number and investment style of CLO collateral managers; and
•	CLO vintage period.

We believe that we are structured as an efficient vehicle for investors to gain exposure to the types of CLO securities and related investments historically accessed by primarily institutional investors. Our closed-end fund structure allows the Adviser to take a long-term view from a portfolio management perspective without the uncertainty posed by redemptions in an open-end fund structure. As such, the Adviser can focus principally on maximizing long-term risk-adjusted returns for the benefit of stockholders.

CLO Overview

As of           , 2018, our investment portfolio was comprised primarily of investments in the junior debt tranches of CLOs. The CLOs that we primarily target are securitization vehicles that pool portfolios of primarily below investment grade U.S. senior secured loans. Such pools of underlying assets are often referred to as a CLO’s “collateral.” While the vast majority of the portfolio of most CLOs consists of senior secured loans, many CLOs enable the CLO collateral manager to invest up to 10% of the portfolio in assets that are not first lien senior secured loans, including second lien loans, unsecured loans, senior secured bonds and senior unsecured bonds.

CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry and that is subject to a variety of asset concentration limitations. Most CLOs are non-static revolving structures that generally allow for reinvestment over a specific period of time (the “reinvestment period”, which is typically up to five years). The terms and covenants of a typical CLO structure are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price) of, the collateral. These covenants include collateral coverage tests, interest coverage tests and collateral quality tests.

A CLO funds the purchase of a portfolio of primarily senior secured loans via the issuance of CLO equity and debt securities in the form of multiple, primarily floating rate, debt tranches. The CLO debt tranches typically are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below investment grade, at the junior level by Moody’s, S&P and/or Fitch. The interest rate on the CLO debt tranches is the lowest at the AAA-level and generally increases at each level down the rating scale. The CLO equity tranche is unrated and typically represents approximately 8% to 11% of a CLO’s capital structure. Below investment grade securities are sometimes referred to as “junk” securities.

The diagram below is for illustrative purposes only. The CLO structure highlighted below is a hypothetical structure intended to depict an average CLO in the market. A minority of CLOs also include a B-rated debt tranche (in which we may invest), and the structure of CLOs in which we invest may otherwise vary from the example set forth below. The left column represents the CLO’s assets, which support the liabilities and equity in the right column. The right column shows the various classes of debt and equity issued by the hypothetical CLO in order of seniority as to rights in payments from the assets. The percentage ranges appearing below the rating of each class represents the percent such class comprises of the overall “capital stack” (i.e., total debt and equity issued by the CLO).

Since a CLO’s indenture typically requires that the maturity dates of a CLO’s assets (typically five to eight years from the date of issuance of a senior secured loan when purchased) be shorter than the maturity date of the CLO’s liabilities (typically 12 to 13 years from the date of issuance), CLOs generally do not face refinancing risk on the CLO debt. However, in most CLO transactions, CLO debt investors are subject to prepayment risk in that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, which would cause the CLO’s oustanding CLO debt securities to repaid at par.

CLOs have two priority-of-payment schedules (commonly called “waterfalls”), which are detailed in a CLO’s indenture, that govern how cash generated from a CLO’s underlying collateral is distributed to the CLO debt and equity investors. One waterfall (the interest waterfall) applies to interest payments received on a CLO’s underlying collateral. The second waterfall (the principal waterfall) applies to cash generated from principal on the underlying collateral, primarily through loan repayments and the proceeds from loan sales. Through the interest waterfall, any excess interest-related cash flow available after the required quarterly interest payments to CLO debt investors are made and certain CLO expenses (such as administration and management fees) are paid is then distributed to the CLO’s equity investors each quarter, subject to compliance with certain tests. The Adviser believes that excess interest-related cash flow is an important driver of CLO equity returns. In addition, relative to certain other high-yielding credit investments such as mezzanine or subordinated debt, CLO equity is expected to have a shorter payback period with higher front-end loaded quarterly cash flows during the early years of a CLO’s life if there is no disruption in the interest waterfall due to a failure to remain in compliance with certain tests.

Most CLOs are non-static, revolving structures that generally allow for reinvestment over a specific period of time (the “reinvestment period”, which is typically up to five years). Specifically, a CLO’s collateral manager normally has broad latitude — within a specified set of asset eligibility and diversity criteria — to manage and modify a CLO’s portfolio over time. We believe that skilled CLO collateral managers can add significant value to both CLO debt and equity investors through a combination of their credit expertise and a strong understanding of how to manage effectively within the rules-based structure of a CLO.

After the CLO’s reinvestment period has ended, in accordance with the CLO’s principal waterfall, cash generated from principal payments or other proceeds are generally distributed to repay CLO debt investors in order of seniority. That is, the AAA tranche investors are repaid first, the AA tranche investors second and so on, with any remaining principal being distributed to the equity tranche investors. In certain instances, principal may be reinvested after the end of the reinvestment period.

CLOs contain a variety of structural features and covenants that are designed to enhance the credit protection of CLO debt investors, including overcollateralization tests and interest coverage tests. The overcollateralization tests and interest coverage tests require CLOs to maintain certain levels of overcollateralization (measured as par value of assets to liabilities subject to certain adjustments) and interest coverage, respectively. If a CLO breaches an overcollateralization test or interest coverage test, excess cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the CLO equity investors (and potentially other debt tranche investors) may experience a deferral of cash flow, a partial or total loss of their investment and/or the CLO may eventually experience an event of default. For this reason, CLO equity investors are often referred to as being in a first loss position. The Adviser will have no control over whether or not the CLO is able to satisfy its relevant interest coverage tests or overcollateralization tests.

CLOs also typically have interest diversion tests, which also acts to ensure that CLOs maintain adequate overcollateralization. If a CLO breaches an interest diversion test, excess interest cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to acquire new loan collateral until the test is satisfied. Such diversion would lead to payments to the equity investors being delayed and/or reduced.

Cash flow CLOs do not have mark-to-market triggers and, with limited exceptions (such as the proportion of assets rated “CCC+” or lower (or their equivalent) by which such assets exceed a specified concentration limit, discounted purchases and defaulted assets), CLO covenants are generally calculated using the par value of collateral, not the market value or purchase price. As a result, a decrease in the market price of a CLO’s performing collateral portfolio does not generally result in a requirement for the CLO collateral manager to sell assets (i.e., no forced sales) or for CLO equity investors to contribute additional capital (i.e., no margin calls).

Overview of Senior Secured Loans

Senior secured loans represent a large and mature segment of the U.S. corporate credit market. According to S&P Capital IQ, as of March 31, 2018, the amount of institutional senior secured loans outstanding in the S&P/LSTA Leveraged Loan Index was $994 billion.

Broadly syndicated senior secured loans are typically originated and structured by banks on behalf of corporate borrowers with proceeds often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings, and financing capital expenditures. Broadly syndicated senior secured loans are typically distributed by the arranging bank to a diverse group of investors primarily consisting of CLOs, loan and high yield bond mutual funds, loan separate accounts banks, insurance companies, finance companies and hedge funds. CLOs represent the largest source of capital for institutional senior secured loans, representing on average approximately 55% of the demand for newly issued highly leveraged loans from 2015 through 2017, according to S&P Capital IQ.

Senior secured loans are floating rate instruments, typically making quarterly interest payments based on a spread over LIBOR.

We believe that senior secured loans represent an attractive and stable base of collateral for CLOs. In particular, the primary attributes of senior secured loans include:

•	Senior: Senior position in a company’s capital structure
•	Secured: First lien security interest in a company’s assets
•	Floating Rate: Reduces interest rate risk associated with fixed rate bonds

•	Low LTV: On average, senior secured loans have a loan-to-value ratio of approximately 40% to 60% at the time of origination

The table below depicts a representative capital structure for a typical company issuing a senior secured loan of the type the CLOs we primarily invest in may acquire and illustrates the cushion provided by subordinated debt and equity capital. The actual capital structure of any particular borrower may vary.

We believe that the historical performance of CLO securities is attributable, in part, to the relatively low historical average default rate and relatively high historical average recovery rate on senior secured loans, which comprise the vast majority of most CLO portfolios. The graph below illustrates the lagging 12-month default rate by principal amount on the S&P/LSTA Leveraged Loan Index from January 1, 2001 to March 31, 2018. The average lagging 12-month default rate during this period of time was 2.8% and the lagging 12-month default rate as of March 31, 2018 was 2.4%.

Over time, the senior secured loan market has experienced relatively consistent total returns. Specifically, from a total return perspective, since 2001 the Credit Suisse Leveraged Loan Index experienced only two down years (2008 and 2015).

CLO Market Opportunity

We believe that the CLO market is a large and attractive market. According to Thomson Reuters LPC, as of March 31, 2018, the aggregate principal balance of the U.S. CLO market was approximately $518 billion based on a universe of 1,195 CLOs. Given that BB-Rated CLO Debt is typically between 4% and 6% of a CLO’s capital structure, the Adviser estimates that the principal value of BB-Rated CLO Debt outstanding is approximately $25 billion.

US CLOs Outstanding ($ Billions)

CLOs Outstanding ($B)
CLO Count (#)
$550
$450
$350
$250
CLOs Outstanding ($B)
1,500
1,300
1,100
900
700
500
CLO Count (#)
$299
$371
$427
$445
$495
$518
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18

In 2017, new CLO issuances totaled $118 billion. In addition, according to S&P Capital IQ, there was $102 billion of CLOs refinanced and $65 billion of CLOs reset in 2017, each of which was in excess of previous market records for refinancings and resets, respectively. Total new U.S. CLO issuance year to date through March 2018 was $32.1 billion, excluding issuances related to refinancing and resets. Year to date refinancing and reset activity through March 31, 2018 totaled $5.8 billion and $25.6 billion respectively.

As noted in “— CLO Overview” above, in addition to benefiting from mandatory levels of diversification and concentration limits within the underlying loan portfolio, CLO debt benefits from structural features and covenants that are designed to enhance its credit protection. Specifically, CLO debt benefits from the following key forms of credit enhancement:

•	Overcollateralization: At a CLO’s inception, the par or principal value of the loan collateral exceeds the principal amount of the CLO debt outstanding (i.e., the CLO debt is “overcollateralized” by the loan collateral). This overcollateralization provides a cushion against potential future credit losses.
•	Excess Spread: Since the weighted average spread on a CLO’s loan collateral exceeds the weighted average spread on the CLO debt, this excess spread (which is the source of the excess interest-related cash flow for CLO equity investors) serves as a source of credit enhancement for CLO debt investors. Specifically, if a CLO breaches an interest diversion test, an overcollateralization test, or interest coverage test, all or a portion of this excess interest-related cash flow is diverted away from the CLO equity tranche to the benefit of CLO debt tranches and is either used to acquire additional loan collateral or to prepay CLO debt in order of seniority, both of which have the impact of bringing the CLO closer to compliance with these tests.
•	Non-Static, Revolving Structure: The structure of CLOs enables the CLO collateral manager to take advantage of periods of market stress and loan price volatility by re-investing principal proceeds from loan repayments and sales into loans at lower prices and wider spreads. This can enable skilled CLO collateral managers to mitigate credit losses and improve loan portfolios.

In the Adviser’s opinion, these “self-correcting” features of CLOs offer a margin of safety for CLO debt investors and have contributed to the low historical default rate on CLO debt.

As CLO securities are somewhat complex, we believe knowledgeable and experienced investors with specialized CLO market experience can earn an attractive risk-adjusted returns and have the potential to outperform the CLO market generally.

We believe that CLO BB-rated CLO debt has the following attractive fundamental attributes:

•	Expected protection against rising interest rates: Similar to the senior secured loans that serve as the underlying collateral for CLOs, BB-Rated CLO Debt is a floating rate security that pays interest based on 3-month LIBOR plus a spread and, as a result, is expected to have lower interest rate risk than high yield bonds, which are fixed income securities, in a rising interest rate environment.
•	Potential for higher returns: We believe that BB-Rated CLO Debt offers a potential return that compares favorably to that of senior secured loans and high yield bonds.

CLO BB Debt Spreads vs. BB Senior Secured Loans and BB Bonds

J.P. Morgan CLO BB Post-Crisis Discount Margin
J.P. Morgan BB HY Spread to Worst (over swaps)
J.P. Morgan Leveraged Loan Index BB Spread to 3-yr
1,150
950
750
550
350
150
545 bps
275 bps
271 bps
1/1/14
5/1/14
9/1/14
1/1/15
5/1/15
9/1/15
1/1/16
5/1/16
9/1/16
1/1/17
5/1/17
9/1/17
1/1/18
5/1/18

•	Potential for lower credit expense: The 20 year cumulative default rate on BB-Rated CLO Debt for the period from 1994 through 2013 is 1.66%[2] (or just 0.08% per annum) as compared to 3.0% per annum for senior secured loans (from 1998 through 2013, the period for which the data is available) and 4.6% per annum for high yield bonds (from 1994 through 2013)[3]. The Adviser believes that the “self-correcting” structural features associated with CLO structures offer a margin of safety for CLO debt investors and have contributed to the low historical default rate on BB-Rated CLO Debt.

[2]	Standard & Poor’s, Twenty Years Strong: A Look Back At U.S. CLO Rating Performance from 1994 Through 2013.

[3]	Based on the Adviser’s analysis of market data over such periods.

In addition to investing in BB-Rated CLO Debt, we may invest in other junior debt tranches of CLOs, senior debt tranches of CLOs and other related securities and instruments. In addition, we intend to invest up to 20% of our total assets (at the time of investment) in CLO equity securities (primarily via minority ownership positions) and related securities and instruments. We believe that CLO equity securities have the following attractive fundamental attributes:

•	Potential for strong absolute and risk-adjusted returns: We believe that CLO equity offers a potential total return profile that is attractive on a risk-adjusted basis compared to U.S. public equity markets.
•	Expected shorter duration high-yielding credit investment with the potential for high quarterly cash distributions: Relative to certain other high-yielding credit investments such as mezzanine or subordinated debt, CLO equity is expected to have a shorter payback period with higher front-end loaded quarterly cash flows during the early years of a CLO’s life.
•	Expected protection against rising interest rates: Since a CLO’s asset portfolio is typically comprised principally of floating rate loans and the CLO’s liabilities are also generally floating rate instruments, we expect CLO equity to provide potential protection against rising interest rates when LIBOR is above the average LIBOR floor on a CLO’s assets. However, CLO equity is still subject to other forms of interest rate risk. For a discussion of the interest rate risks associated with CLO equity, see “Risk Factors — Risks Related to Our Investments — We and our investments are subject to interest rate risk” and “Business — CLO Overview”.
•	Expected low-to-moderate correlation with fixed income and equity markets: Given that CLO assets and liabilities are primarily floating rate, we expect CLO equity to have a low-to-moderate correlation with U.S. fixed income securities over the long term. In addition, because CLOs generally allow for the reinvestment of principal during the reinvestment period regardless of the market price of the underlying collateral if the respective CLO remains in compliance with its covenants, we expect CLO equity investments to have a low-to-moderate correlation with the U.S. equity markets over the long term.

CLO securities are also subject to a number of risks as discussed in the “Risk Factors” section of this prospectus. Among our primary targeted investments, the risks associated with CLO equity are generally greater than those associated with CLO debt.

Our Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in CLO securities and related investments due to the following competitive advantages:

•	Specialist in CLO securities with a proven track record. The Adviser focuses exclusively on CLO securities and related investments. Each member of the Senior Investment Team is a CLO specialist who has been involved with the CLO market for the majority of his career and brings a distinct and complementary skill set that the Adviser believes is necessary for our success.
•	Deep CLO structural experience and expertise. Members of the Adviser’s investment team have significant experience structuring, valuing and investing in CLOs throughout their careers. The Adviser believes that the initial structuring of a CLO investment is an important contributor to the ultimate risk-adjusted returns, and that experienced and knowledgeable investors can add meaningful value relative to other market participants by identifying investments with more protective and advantageous structures.
•	Methodical investment process. The objective of the Adviser’s investment process is to outperform the CLO market generally over the long-term. This process, augmented by the first-hand CLO industry experience of the Senior Investment Team, is designed to be repeatable and is focused on key areas for analysis that the Adviser believes are most relevant to potential future performance. Our Adviser believes that its investment and security selection process, with its strong emphasis on assessing the skill of the CLO collateral manager and analyzing the structure of a CLO, differentiates its approach to investing in CLO securities.

•	Proactive investment sourcing. As a specialist asset manager in the CLO market, our Adviser has developed relationships with many CLO collateral managers and believes that it is viewed as an important market participant. We believe our Adviser’s relative size and prominence in the CLO market and our Adviser’s broad and often longstanding relationships with CLO collateral managers and arranging banks benefit us by enhancing our ability to source investments in their early stages and to secure allocations of CLO debt investments issued in the primary market (the syndications of which can be oversubscribed).
•	Efficient vehicle for gaining exposure to CLO debt securities. We believe that we are structured as an efficient vehicle for investors to gain exposure to the types of CLO securities and related investments historically accessed by primarily institutional investors. Our closed-end fund structure allows the Adviser to take a long-term view from a portfolio management perspective without the uncertainty posed by redemptions in an open-end fund structure. As such, the Adviser can focus principally on maximizing long-term risk-adjusted returns for the benefit of stockholders.

Investment Process

The Adviser regularly sources and evaluates potential investment opportunities in both the primary and secondary market. We believe our Adviser’s investment analysis and due diligence process, which includes a strong emphasis on assessing the skill of CLO collateral managers and analyzing the structure of a CLO differentiates our approach to investing in CLO securities. This process, augmented by the first-hand CLO industry experience of the Adviser’s investment team, is designed to be repeatable and is focused on key areas for analysis that the Adviser believes are most relevant to potential future performance.

The Adviser seeks to implement its investment process, described below, in a methodical and disciplined fashion.

Sourcing of Investment Opportunities

The Adviser maintains regular dialogue with many CLO collateral managers and the investment banks active in the CLO market. The Adviser believes that there are in excess of 75 active CLO collateral managers. The Adviser has met or conducted calls with the majority of these firms. In addition, members of the Senior Investment Team have longstanding relationships with many CLO collateral managers, some dating back to the late 1990s.

In instances in which the investment team seeks to proceed with a primary market investment, we believe that the Adviser’s relative size and prominence in the CLO market and its broad and often longstanding relationships with CLO collateral managers and arranging banks may, in certain instances, result in achieving allocations on CLO debt investment opportunities which are can be oversubscribed.

Investment Analysis and Due Diligence

The Adviser employs a methodical investment analysis and due diligence process that we believe is more akin to a private equity style investment approach than to the typical process used by many investors in freely tradable fixed income-type securities, such as CLO debt and equity. The Adviser views its investment analysis and due diligence process as broadly being comprised of the following key areas for evaluation: (1) analysis of a CLO collateral manager’s investment strategy and approach, (2) analysis of the quality of a CLO collateral manager and its investment team, (3) analysis of a CLO collateral manager’s historical investment performance (including the analysis of multiple CLO specific metrics with a comparison against each CLO’s quarterly vintage cohort), (4) analysis of underlying loan collateral, (5) analysis of the particular CLO’s structure, including the negotiation of terms and protections and (6) historic primary and secondary pricing levels of tranches of CLOs managed by a CLO collateral manager.

The first-hand experience of the Adviser’s Senior Investment Team with, and knowledge of, CLO collateral managers and their past investment activities and behavior provides a strong basis for the Adviser’s due diligence of potential investment opportunities and is further supplemented by the Adviser’s proprietary systems that facilitate the analysis of key performance metrics associated with CLOs in the market.

Members of the investment team have significant experience structuring, valuing and investing in CLOs throughout their careers, and the Adviser believes that its knowledge of CLO structures is a core competency and competitive edge. We believe that the initial structuring of a CLO is an important factor in the ultimate risk-adjusted returns, and that experienced and knowledgeable investors can add meaningful value relative to other market participants by selecting those investments with more protective and advantageous structures.

Ongoing Monitoring and Risk Management

Active monitoring of our investments is a critical component of the Adviser’s risk management and mitigation objectives. From data sourced from CLO trustee reports (which detail each asset in the CLO portfolio as well as any purchases and sales that the CLO collateral manager made during the period) and third party data sources, the Adviser utilizes its internal proprietary systems (which capture and facilitate the analysis of this data) to review key metrics for each CLO security. In addition, based on the Adviser’s screens and general market intelligence, the Adviser focuses discussions from time to time with CLO collateral managers on particular underlying credits. As part of these discussions, the Adviser also reviews portfolio activity with applicable CLO collateral managers as well as loan and CLO market developments. Additional factors that the Adviser actively monitors, which these discussions help to illuminate, include any shifts in investment strategy, personnel changes or other organizational developments at the CLO collateral manager which may impact future performance.

Other Investment Techniques

Leverage.  We may use leverage to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. We currently anticipate incurring leverage in an amount up to     % of our total assets (as determined immediately after the leverage is incurred) through the issuance of preferred stock or issuing debt securities, or by entering into a credit facility, within the first twelve months following the completion of this offering. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. See “Description of Our Capital Stock — Preferred Stock.”

While we anticipate incurring a certain amount of leverage within the first twelve months following the completion of this offering, we may use leverage opportunistically and may choose to increase or decrease our leverage. We may use different types or combinations of leveraging instruments at any time based on the Adviser’s assessment of market conditions and the investment environment, including forms of leverage other than preferred stock and/or credit facilities. In addition, we may borrow for temporary, emergency or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage ratios described above. By leveraging our investment portfolio, we may create an opportunity for increased net income and capital appreciation. However, the use of leverage also involves significant risks and expenses, which will be borne entirely by the holders of our common stock, and our leverage strategy may not be successful. For example, the more leverage is employed, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. See “Risk Factors — Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and increases the risk of investing in us.” The Adviser intends to leverage our portfolio only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the use of leverage. There can be no assurance that we will borrow in order to leverage our assets or, if it does borrow, what percentage of our assets such borrowings will represent.

To the extent the income derived from investments purchased with funds received from leverage exceeds the cost of leverage, our return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage or if we incur capital losses, our return will be less than if leverage had not been used, and therefore the amount available for distribution to holders of our capital stock as dividends and other distributions will be reduced or potentially eliminated. The Adviser may determine to maintain our leveraged position if it expects that the long-term benefits of maintaining the leveraged position will outweigh the current reduced return. We may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements will increase the cost of borrowing over the stated interest rate. In addition, capital raised through the issuance of preferred stock or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased.

In connection with any credit facility, the lender may impose specific restrictions as a condition to borrowing. The credit facility fees may include up front structuring fees and ongoing commitment fees (including fees on amounts undrawn on the facility) in addition to the traditional interest expense on amounts borrowed. The credit facility may involve a lien on our assets. Similarly, to the extent we issue preferred shares or notes, we may be subject to fees, covenants and investment restrictions required by a national securities rating agency, as a result. Such covenants and restrictions imposed by a rating agency or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on us by the 1940 Act. While it is not anticipated that these covenants or restrictions will significantly impede the Adviser in managing our portfolio in accordance with our investment objectives and policies, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, we would not be able to utilize as much leverage as it otherwise could have, which could reduce our investment returns. In addition, we expect that any notes we issue or credit facility we enter into would contain covenants that may impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on us. These covenants would also likely limit our ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the board of directors and our stockholders to change fundamental investment policies.

Our willingness to utilize leverage, and the amount of leverage we incur, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on our ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed. Any leveraging cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with our investment objectives and policies. See “Risk Factors — Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and increase the risk of investing in us.”

Preferred Stock.  We are authorized to issue            shares of preferred stock and we may issue preferred stock within our first twelve months of operation following the completion of this offering. If we issue preferred stock, costs of the offering will be borne immediately at such time by holders of our common stock and result in a reduction of the NAV per share of our common stock at that time. Under the requirements of the 1940 Act, we must, immediately after the issuance of any preferred stock, have an “asset coverage” of at least 200%. Asset coverage means the ratio by which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing our indebtedness, if any, plus the aggregate liquidation preference of the preferred stock. If we seek a rating of the preferred stock, additional asset coverage requirements, which may be more restrictive than those imposed by the 1940 Act, may be imposed.

Leverage Effects.  The extent that we employ leverage, if any, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Adviser’s ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.

We may incur additional leverage, including through entry into a credit facility, opportunistically or not at all and may choose to increase or decrease our leverage.

Derivative Transactions.  We may engage in Derivative Transactions from time to time. To the extent we engage in Derivative Transactions, we expect to do so to hedge against interest rate, credit and/or other risks, or for other investment or risk management purposes. We may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems it appropriate to do so. We may purchase and sell a variety of derivative instruments, including exchange-listed and OTC options, futures, options on futures, swaps and similar instruments, various interest rate transactions, such as swaps, caps, floors or collars, and credit transactions and credit default swaps. We also may purchase and sell derivative instruments that combine features of these instruments. Our use of Derivative Transactions, if any, will generally be deemed to create leverage for us and involves significant risks. No assurance can be given that our strategy and use of derivatives will be successful, and our investment performance could diminish compared with what it would have been if Derivative Transactions were not used.

We have claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to CFTC Regulation 4.5 under the CEA promulgated by the CFTC, and we currently intend to operate in a manner that would permit us to continue to claim such exclusion. See “Risk Factors — Risks Relating to Our Business and Structure — We are subject to the risk of legislative and regulatory changes impacting our business or the markets in which we invest” and “Risk Factors — Risks Related to Our Investments — We are subject to risks associated with any hedging or Derivative Transactions in which we participate.”

Illiquid Transactions.  Generally, investments will be purchased or sold by us in private markets, including securities that are not publicly traded or that are otherwise illiquid and securities acquired directly from the issuer.

Temporary Defensive Position.  We may take a temporary defensive position and invest all or a substantial portion of our total assets in cash or cash equivalents, government securities or short-term fixed income securities. As the CLOs and loan accumulation facilities in which we invest are generally illiquid in nature, we may not be able to dispose of such investments and take a defensive position. To the extent that we invest defensively, we likely will not achieve our investment objectives.

Co-Investment with Affiliates.  In certain instances, we expect to co-invest on a concurrent basis with other accounts managed by the Adviser or certain of the Adviser’s affiliates, subject to compliance with applicable regulations and regulatory guidance and the Adviser’s written allocation procedures. We will be able to rely on the exemptive relief granted by the SEC to ECC and the Adviser to participate in certain negotiated co-investments alongside other accounts, including ECC, managed by the Adviser or certain of its affiliates, subject to certain conditions including (i) that a majority of our directors who have no financial interest in the transaction and a majority of our directors who are not interested persons, as defined in the 1940 Act, approve the co-investment and (ii) the price, terms and conditions of the co-investment are the same for each participant. A copy of the application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

Competition

We compete for investments in CLO securities with other investment funds (including asset managers, business development companies, mutual funds, pension funds, private equity funds and hedge funds) as well as traditional financial services companies such as commercial banks, investment banks, finance companies and insurance companies.

Additionally, because competition for higher yielding investment opportunities generally has increased, many new investors have entered the CLO market over the past few years. As a result of these new entrants, competition for investment opportunities in CLO securities may intensify. Many of these entities have greater financial and managerial resources than we do. We believe we are able to compete with these entities on the basis of the Adviser’s deep and highly-specialized CLO market experience, relative size and prominence in the CLO market, and longstanding relationships with many CLO collateral managers.

THE ADVISER AND THE ADMINISTRATOR

Our board of directors is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and sub-advisers. Pursuant to the Investment Advisory Agreement, our board of directors has appointed Eagle Point Credit Management as our investment adviser.

The Adviser

The Adviser is registered as an investment adviser with the SEC and, as of May 31, 2018, had approximately $2.2 billion of total assets under management for investment in CLO securities and related investments, including capital commitments that were undrawn as of such date. Based on its CLO equity assets under management, the Adviser believes it is among the largest CLO equity investors in the market. The Adviser was established in November 2012 by Thomas P. Majewski and Stone Point, the investment manager of the Trident V Funds. Stone Point, an investment adviser registered with the SEC, is a specialized private equity firm focused on the financial services industry. Since its inception, Stone Point (including a predecessor entity) has raised seven private equity funds with aggregate committed capital of approximately $19 billion. The Trident V Funds are a group of private equity funds managed by Stone Point. The Adviser is primarily owned by the Trident V Funds through intermediary holding companies. The Adviser is ultimately governed through intermediary holding companies by a board of managers, which includes Mr. Majewski and certain principals of Stone Point. See “— Board of Managers.” The Adviser is located at 20 Horseneck Lane, Greenwich, CT 06830.

In addition to managing our investments, the Adviser manages investment accounts for other clients, including ECC, a publicly traded, closed-end management investment company that is registered under the 1940 Act, a privately offered pooled investment vehicle and several institutional separate accounts. Many of these accounts pursue an investment strategy that substantially or partially overlaps with the strategy that we intend to pursue. The Adviser’s affiliation with Stone Point and the Trident V Funds, and the Adviser’s management of ECC and such private fund, give rise to certain conflicts of interest. See “Conflicts of Interest.”

Portfolio Managers

We are managed by members of the Senior Investment Team. The Senior Investment Team is led by Mr. Majewski, Managing Partner of the Adviser, and is also comprised of Daniel W. Ko, Portfolio Manager, and Daniel M. Spinner, Portfolio Manager. The Senior Investment Team is primarily responsible for our day-to-day investment management and the implementation of our investment strategy and process.

Each member of the Senior Investment Team is a CLO industry specialist who has been directly involved in the CLO market for the majority of his career and has built relationships with key market participants, including CLO collateral managers, investment banks and investors. Members of the Senior Investment Team have been involved in the CLO market as:

•	the head of the CLO business at various investment banks;
•	a lead CLO structurer and CDO workout specialist at an investment bank;
•	a CLO equity and debt investor;
•	principal investors in CLO collateral management firms; and
•	a lender and mergers and acquisitions adviser to CLO collateral management firms.

We believe that the complementary, yet highly specialized, skill set of each member of the Senior Investment Team provides the Adviser with a competitive advantage in its CLO-focused investment strategy.

Biographical information on the Senior Investment Team, each of whom has served as a portfolio manager since our inception, is set forth below:

Thomas P. Majewski, Managing Partner (Since November 2012).  Mr. Majewski is a Managing Partner and founder of the Adviser and serves as a director and Chief Executive Officer of ECC. Mr. Majewski has been involved in the formation and/or monetization of many CLO transactions across multiple market cycles. Mr. Majewski led the creation of some of the earliest refinancing CLOs, introducing techniques that are now commonplace in the market. Mr. Majewski’s experience in the CLO market dates back to the 1990s. He has spent his entire career in the structured finance and credit markets. Mr. Majewski is a member of the Adviser’s investment committee and board of managers.

Prior to joining the Adviser in September 2012, Mr. Majewski was a Managing Director and U.S. Head of CLO Banking at RBS Securities Inc., or “RBS,” from September 2011 through September 2012, where he was responsible for all aspects of RBS’s new-issue CLO platform. Prior to joining RBS, Mr. Majewski was the U.S. country head at AMP Capital Investors (US) Ltd., from August 2010 through September 2011, and AE Capital Advisers (US) LLC, from April 2008 through August 2010, where he was responsible for investing in credit, structured products and other private assets on behalf of several Australian investors. Prior to this, Mr. Majewski was a Managing Director and head of CLO banking at Merrill Lynch Pierce Fenner and Smith Inc. Mr. Majewski also has held leadership positions within the CLO groups at JPMorgan Securities Inc. and Bear, Stearns & Co. Inc. Mr. Majewski serves as a director of Black Mountain Systems, LLC, a portfolio company of Trident VI, L.P. and related investment vehicles, as a member of the board of managers and investment committee of Marble Point, and as a director of Marble Point Loan Financing Limited, an investment fund managed by Marble Point. Mr. Majewski has a B.S. from Binghamton University and has been a Certified Public Accountant (inactive).

Daniel W. Ko, Portfolio Manager (Since December 2012).  Mr. Ko is a Portfolio Manager of the Adviser. Mr. Ko is responsible for manager evaluation and structuring investment opportunities in the primary CLO market, analyzing secondary CLO market opportunities, executing trades and monitoring investments. Mr. Ko has specialized in structured finance throughout his entire career.

Prior to joining the Adviser in December 2012, Mr. Ko was with Bank of America Merrill Lynch, or “BAML,” for the previous six years, most recently as Vice President of the CLO structuring group, where he was responsible for modeling the projected deal cash flows, negotiating deal terms with both debt and equity investors and coordinating the rating process. In addition, he was responsible for exploring non-standard structuring initiatives such as financing trades with dynamic leverage, emerging market collateralized bond obligations and European CLOs. Prior to joining the CLO structuring group, Mr. Ko managed BAML’s legacy CLO, trust-preferred securities CDO and asset-backed securities CDO portfolios. Prior to Bank of America’s merger with Merrill Lynch, Mr. Ko was an associate in Merrill Lynch’s CDO structuring group, Mr. Ko graduated magna cum laude from the University of Pennsylvania’s Wharton School with a B.S. in finance and accounting.

Daniel M. Spinner (CAIA), Portfolio Manager (Since February 2013).  Mr. Spinner is a Portfolio Manager of the Adviser. Mr. Spinner is primarily responsible for manager evaluation and due diligence and for monitoring investments. Mr. Spinner is also actively involved in investor relations and communications. Mr. Spinner is an alternative asset management industry specialist with 20 years of experience advising, financing and investing in alternative asset management firms and funds. Mr. Spinner’s experience in the CLO market dates back to the late 1990s.

Prior to joining the Adviser in February 2013, Mr. Spinner was an Investment Analyst at the 1199SEIU Benefit and Pension Funds, from June 2009 to February 2013, where he oversaw the private equity, special opportunities credit and real estate allocations. The 1199SEIU Benefit and Pension Funds are collectively among the largest Taft-Hartley plans in the United States. Prior to this, Mr. Spinner was a Managing Director at Bear, Stearns & Co. Inc. focused on alternative asset managers. Prior to Bear Stearns, Mr. Spinner was the co-founder and president of Structured Capital Partners, Inc., a financial holding company formed to invest in structured credit managers. Mr. Spinner was credit trained at Chase Manhattan Bank where began his career as an investment banker and spent seven years in the Financial Institutions Group (including at JPMorgan Securities Inc. post-merger), where he had coverage responsibility for asset management firms including CLO collateral managers. Mr. Spinner serves as a member of the board of managers and investment committee of Marble Point. Mr. Spinner earned a B.A., summa cum laude, from Gettysburg College and an M.B.A. from Columbia University.

The following table sets forth other accounts within each category listed for which members of the Senior Investment Team are jointly and primarily responsible for day-to-day portfolio management as of December 31, 2017. Each of the accounts is subject to a performance fee, except six accounts listed under “other accounts” with total assets of $258.7 million as of December 31, 2017.

	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Thomas P. Majewski	1	$512.9	3	$1,288.2	13	$503.1
Daniel W. Ko	1	512.9	3	1,288.2	13	503.1
Daniel M. Spinner	1	512.9	3	1,288.2	13	503.1

Compensation of Portfolio Managers.  The Adviser pays its investment professionals out of its total revenues, including the advisory fees earned with respect to providing advisory services to us. Professional compensation at the Adviser is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser manages and from their longevity with the Adviser. Each member of the Senior Investment Team has indirect equity ownership interests in the Adviser and related long-term incentives. Members of the Senior Investment Team also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser’s board of managers, and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by our long-term performance and the value of our assets as well as the portfolios managed for the Adviser’s other clients.

Securities Owned in the Company by Portfolio Managers.  The table below sets forth the dollar range of the value of the shares of our common stock that are expected to be owned beneficially by each portfolio manager immediately after completion of this offering. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company(1)
Thomas P. Majewski
Daniel W. Ko
Daniel M. Spinner

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

Board of Managers

The Adviser has a board of managers comprised of Mr. Majewski, Mr. James Carey, Mr. Graham Goldsmith and Mr. James Matthews. The board of managers is responsible for the overall activities of the Adviser. Mr. Majewski’s biographical information is included above under “— Portfolio Managers” and Mr. Matthews’ biographical information is included under “Management — Biographical Information about each Director” below. Biographical information regarding each other member of the Adviser’s board of managers is summarized below:

James D. Carey.  Mr. Carey is a Senior Principal of Stone Point and a member of the investment committees of the Trident V Funds. Mr. Carey is also a member of the Adviser’s investment committee and board of managers. Mr. Carey joined Stone Point in 1997 from Merrill Lynch & Co. Prior to joining Merrill Lynch & Co., Mr. Carey was a corporate attorney with Kelley Drye & Warren LLP. Mr. Carey is a director of a number of portfolio companies of the Trident funds managed by Stone Point, including Alliant Insurance Services, Inc., the holding company of Amherst Pierpont Securities LLC, Citco III Limited, Enstar Group Limited, Oasis Outsourcing Group Holdings, L.P., Privilege Underwriters, Inc. and Sedgwick Claims Management Services, Inc.

Mr. Carey holds a B.S. from Boston College, a J.D. from Boston College Law School and an M.B.A. from the Duke University Fuqua School of Business.

Graham C. Goldsmith.  Mr. Goldsmith is the Chief Executive Officer and the co-Chief Investment Officer of Cross Ocean Partners, an investment management firm based in London, England and Greenwich, Connecticut that is focused on special situations credit investing. Before joining Cross Ocean Partners in 2015, Mr. Goldsmith was a Managing Director and the Global Head of the Global Credit & Special Situations Group at BAML, where he worked for over 20 years. At BAML, Mr. Goldsmith was globally responsible for all secondary trading in credit products including distressed debt, leveraged loans, high yield bonds, investment grade debt, structured credit and CLO credit. Additionally, Mr. Goldsmith oversaw the acquisition, origination and portfolio management of various leasing, finance, investment and loan portfolios at BAML. Mr. Goldsmith served on BAML’s Fixed Income Management Committee. He also led BAML’s global regulatory reform and global recruiting teams for Global Banking and Markets. Mr. Goldsmith holds a B.A. in Economics from Middlebury College and an M.B.A. from the Fuqua School of Business at Duke University.

Investment Advisory Agreement.

Services.  Subject to the overall supervision of our board of directors, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, us. Under the terms of our Investment Advisory Agreement, the Adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective investments);
•	executes, closes, services and monitors the investments we make;
•	determines the securities and other assets that we purchase, retain or sell; and
•	provides us with other investment advisory, research and related services as we may from time to time require.

Eagle Point Credit Management’s services under the Investment Advisory Agreement are not exclusive, and both it and its members, officers and employees are free to furnish similar services to other persons and entities so long as its services to us are not impaired.

The Investment Advisory Agreement was approved by the board of directors in July 2018. A discussion regarding the basis for the board of directors’ approval of the Investment Advisory Agreement will be included in our annual report for the period ended December 31, 2018.

Duration and Termination.  Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect if approved annually (after an initial two-year term) by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not “interested persons” of any party to such agreement, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by our board of directors or the affirmative vote of a majority of our outstanding securities (as defined in the 1940 Act) without penalty upon not less than 60 days’ written notice to the Adviser and by the Adviser upon not less than 90 days’ written notice to us.

Indemnification.  The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as our investment adviser.

Management Fee.  We pay the Adviser a management fee for its services under the Investment Advisory Agreement. To the extent permitted by applicable law, the Adviser may elect to defer all or a portion of these management fee for a specified period of time. The management fee equals an annual rate of     % of our Managed Assets and is calculated monthly based on our Managed Assets at the end of each calendar month and payable quarterly in arrears. “Managed Assets” means our total assets (including assets attributable to our use of leverage) minus the sum of our accrued liabilities (other than liabilities incurred for the purpose of creating leverage). The management fee for any partial month will be pro-rated (based on the number of days actually elapsed at the end of such partial month relative to the total number of days in such calendar month).

Payment of Expenses.  The Adviser’s investment team, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. We will bear all other costs and expenses of our operations and transactions, including (without limitation): (1) our organizational costs and offering costs incurred prior to the completion of this offering up to a maximum of $; (2) the cost of calculating our NAV (including the cost and expenses of any independent valuation firm or pricing service); (3) interest payable on debt, if any, incurred to finance our investments; (4) fees and expenses incurred by the Adviser or payable to third parties relating to, or associated with, making or disposing of investments, including legal fees and expenses, travel expenses and other fees and expenses incurred by the Adviser or payable to third parties in performing due diligence on prospective investments, monitoring our investments and, if necessary, enforcing our rights; (5) brokerage fees and commissions; (6) federal and state registration fees and exchange listing fees; (7) federal, state and local taxes; (8) costs of offerings or repurchases of our common stock and other securities; (9) the management fee; (10) distributions on shares of our common stock and other securities; (11) administration fees payable to the Administrator under the Administration Agreement; (12) direct costs and expenses of administration and operation, including printing, mailing, long distance telephone and staff, including fees payable in connection with outsourced administrative functions; (13) transfer agent and custody fees and expenses; (14) independent director fees and expenses; (15) the costs of any reports, proxy statements or other notices to our stockholders, including printing costs; (16) costs of holding stockholder meetings; (17) litigation, indemnification and other non-recurring or extraordinary expenses; (18) fees and expenses associated with marketing and investor relations efforts; (19) dues, fees and charges of any trade association of which we are a member; (20) fees and expenses associated with independent audits and outside legal costs; (21) fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; (22) costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws; and (23) all other expenses reasonably incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our chief compliance officer, chief financial officer, chief operating officer and their respective support staff.

The Administrator and the Administration Agreement

We have entered into an Administration Agreement, pursuant to which the Administrator furnishes us with office facilities, equipment and clerical, bookkeeping and record-keeping services at such facilities. Under the Administration Agreement, the Administrator performs, or arranges for the performance of, our required administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, the Administrator provides us with accounting services; assists us in determining and publishing our NAV; oversees the preparation and filing of our tax returns; monitors our compliance with tax laws and regulations; and prepares, and assists us with any audits by an independent public accounting firm of, our financial statements. The Administrator is also responsible for the printing and dissemination of reports to our stockholders and the maintenance of our website; provides support for our investor relations; generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others; and provides such other administrative services as we may from time to time designate. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and chief compliance officer and our allocable portion of the compensation of any administrative support staff. Our allocable portion of such total compensation is based on an allocation of the time spent on us relative to other matters. To the extent the Administrator outsources any of its functions, we pay the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc., or “SS&C,” for which the fee is calculated based on our net assets (subject to a monthly minimum), and certain investor relations related services have been delegated to ICR, LLC, whose charges are payable monthly. The Administration Agreement may be terminated by us without penalty upon not less than 60 days’ written notice to the Administrator and by the Administrator upon not less than 90 days’ written notice to us. The Administration Agreement will remain in effect if approved by the board of directors, including by a majority of our independent directors, on an annual basis.

When considering the continuation of the Administration Agreement, the board of directors considers, among other factors, (i) the reasonableness of the compensation paid by us to the Administrator and any third-party service providers in light of the services provided, the quality of such services, any cost savings to us as a result of the arrangements and any conflicts of interest, (ii) the methodology employed by the Administrator in determining how certain expenses are allocated to the Company, (iii) the breadth, depth and quality of such administrative services provided, (iv) certain comparative information on expenses borne by other companies for somewhat similar services known to be available and (v) the possibility of obtaining such services from a third party.

Limitation on Liability and Indemnification.  The Administration Agreement provides that the Administrator and its officers, directors, employees agents, control persons and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) or losses sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Administration Agreement. The Administration Agreement also provides for indemnification by us of the Administrator’s members, directors, officers, employees, agents, control persons and affiliates for liabilities incurred by them in connection with their services to us, subject to the same limitations and to certain conditions.

MANAGEMENT

Our board of directors is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and sub-advisers. Our directors may appoint officers who assist in managing our day-to-day affairs.

The Board of Directors

The board of directors currently consists of six members, four of whom are not “interested persons” (as defined in the 1940 Act) of us. We refer to these directors as our “independent directors.”

Under our certificate of incorporation and bylaws, our board of directors will be divided into three classes with staggered three-year terms. However, the initial members of the three classes will have initial terms of one, two and three years, respectively. The term of only one of the three classes will expire at each annual meeting of our stockholders. The classification of the board across staggered terms may prevent replacement of a majority of the directors for up to a two-year period.

Duties of Directors; Meetings and Committees

Under our certificate of incorporation, our board of directors will be responsible for managing our affairs, including the appointment of advisers and sub-advisers. The board of directors appoints officers who assist in managing our day-to-day affairs.

The board of directors has appointed Mr. Majewski as Chairperson. The Chairperson presides at meetings of the board of directors and may call meetings of the board and any committee whenever he deems necessary. The Chairperson participates in the preparation of the agenda for meetings of the board of directors and the identification of information to be presented to the board with respect to matters to be acted upon by the directors. The Chairperson also acts as a liaison with our management, officers and attorneys and the other directors generally between meetings. The Chairperson may perform such other functions as may be requested by the board of directors from time to time. Except for any duties specified in this prospectus or pursuant to our certificate of incorporation or bylaws, or as assigned by the board of directors, the designation of a director as Chairperson does not impose on that director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other director, generally.

The board of directors has designated Mr. Weiss as Lead Independent Director. The Lead Independent Director generally acts as a liaison between the other independent directors and our management, officers and attorneys between meetings of the board of directors. The Lead Independent Director may perform such other functions as may be requested by the board of directors from time to time. Except for any duties specified in this prospectus or pursuant to our certificate of incorporation or bylaws, or as assigned by the board of directors, the designation of a director as Lead Independent Director does not impose on that director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other director, generally.

The board of directors believes that this leadership structure is appropriate because it allows the board of directors to exercise informed judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of directors and the full board of directors in a manner that enhances effective oversight. The board of directors also believes that having a majority of independent directors is appropriate and in the best interest of our stockholders. Nevertheless, the board of directors also believes that having interested persons serve on the board of directors brings corporate and financial viewpoints that are, in the board of directors’ view, crucial elements in its decision-making process. In addition, the board of directors believes that Mr. Majewski, Managing Partner of the Adviser, provides the board of directors with the Adviser’s perspective in managing and sponsoring us. The leadership structure of the board of directors may be changed, at any time and in the discretion of the board of directors, including in response to changes in circumstances or our characteristics.

Committees of the Board of Directors

The board of directors has established two standing committees: the audit committee and the nominating committee. The current membership of each committee is set forth below. Interested directors are generally able to attend and participate in any committee meeting, as appropriate.

Audit	Nominating
Scott W. Appleby	Scott W. Appleby, Chair
Kevin F. McDonald	Kevin F. McDonald
Paul E. Tramontano	Paul E. Tramontano
Jeffrey L. Weiss, Chair	Jeffrey L. Weiss

Audit Committee

All of the members of the audit committee are independent directors, and each member is financially literate with at least one having accounting or financial management expertise. The board of directors has adopted a written charter for the audit committee. The audit committee recommends to the full board of directors the independent registered public accounting firm for us, oversees the work of the independent registered public accounting firm in connection with our audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. The audit committee is also responsible for establishing guidelines and making recommendations to our board of directors regarding the valuation of our investments, which are considered when the board of directors determines in accordance with the 1940 Act the value of our investments as described under “Determination of Net Asset Value.” Mr. Weiss serves as Chairperson of the audit committee. The audit committee also functions as our qualified legal compliance committee and is responsible for the confidential receipt, retention and consideration of any report of evidence of (i) a material violation of applicable federal or state securities law, (ii) a material breach of fiduciary duty arising under federal or state law or (iii) a similar material violation of any federal or state law by us or any of our officers, directors, employees or agents that has occurred, is ongoing or is about to occur.

Nominating Committee

The nominating committee is comprised of all of the independent directors. The nominating committee periodically reviews the committee structure, conducts an annual self-assessment of the board of directors and makes the final selection and nomination of candidates to serve as independent directors. The board of directors nominates and selects our interested directors and the officers. Mr. Appleby serves as Chairperson of the nominating committee.

In reviewing a potential nominee and in evaluating the re-nomination of current independent directors, the nominating committee will generally apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgment; (iii) a commitment to understand the Company and the responsibilities of a director of an investment company; (iv) a commitment to regularly attend and participate in meetings of the board of directors and its committees; (v) the ability to understand potential conflicts of interest involving management of the Company and to act in the interests of all stockholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the stockholders and to fulfill the responsibilities of an independent director. The nominating committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

As long as an existing independent director continues, in the opinion of the nominating committee, to satisfy these criteria, we anticipate that the nominating committee would favor the re-nomination of an existing independent director rather than nominate a new candidate. Consequently, while the nominating committee will consider nominees recommended by stockholders to serve as independent directors, the nominating committee may only act upon such recommendations if there is a vacancy on the board of directors or a committee and it determines that the selection of a new or additional independent director is in our best interests. In the event that a vacancy arises or a change in membership is determined to be advisable, the nominating committee will, in addition to any stockholder recommendations, consider candidates identified by other means, including candidates proposed by members of the nominating committee. The nominating committee may retain a consultant to assist it in a search for a qualified candidate. The nominating committee has adopted procedures for the selection of independent directors.

The nominating committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as independent directors, but the nominating committee will consider such factors as it may deem are in the best interests of the Company and the stockholders. Such factors may include the individual’s professional experience, education, skills and other individual qualities or attributes, including gender, race or national origin.

For any stockholder recommendation for independent director to be included in our proxy statement, it must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Exchange Act to be considered by the nominating committee. In evaluating a nominee recommended by a stockholder, the nominating committee, in addition to the criteria discussed above, may consider the objectives of the stockholder in submitting that nomination and whether such objectives are consistent with the interests of all stockholders. If the board of directors determines to include a stockholder’s candidate among the slate of nominees, the candidate’s name will be placed on our proxy card. If the nominating committee or the board of directors determines not to include such candidate among the board of directors’ designated nominees and the stockholder has satisfied the requirements of Rule 14a-8, the stockholder’s candidate will be treated as a nominee of the stockholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with our proxy statement.

A stockholder who is entitled to vote at the applicable annual meeting and who intends to nominate a director must comply with the advance notice procedures in our bylaws. To be timely, a stockholder’s notice must be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received at our principal executive offices addressed to the attention of the Secretary not less than ninety (90) days nor more than one hundred twenty (120) days in advance of the anniversary of the date our proxy statement was released to the stockholders in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder must be received by the Secretary not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting and (y) the seventh (7th) day following the day on which public announcement of the date of such meeting is first made. Such stockholder’s notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of our capital stock that are beneficially owned by the person and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations of the SEC under Section 14 of the Exchange Act, and (ii) as to the stockholder giving the notice (a) the name and record address of the stockholder and (b) the class and number of shares of our capital stock that are beneficially owned by the stockholder. We may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director.

Stockholders may communicate with the directors as a group or individually. Any such communication should be sent to the board of directors or an individual director c/o The Secretary of the Company at the following address: 20 Horseneck Lane, Greenwich, CT 06830. The Secretary may determine not to forward any letter to directors that does not relate to the business of the Company.

Risk Oversight

As a registered investment company, we are subject to a variety of risks, including investment risks, financial risks, compliance risks and operational risks. As part of its overall activities, the board of directors oversees the management of our risk management structure by various departments of the Adviser and the Administrator, as well as by our chief compliance officer. The responsibility to manage our risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities. The Adviser has its own, independent interest in risk management.

The board of directors recognizes that it is not possible to identify all of the risks that may affect us or to develop processes and controls to eliminate or mitigate their occurrence or effects. The board of directors discharges risk oversight as part of its overall activities. In addressing issues regarding our risk management between meetings, appropriate representatives of the Adviser communicate with the Chairperson of the board of directors, the relevant committee chair or our chief compliance officer, who is directly accountable to the board of directors. As appropriate, the Chairperson of the board of directors and the committee chairs confer among themselves, with our chief compliance officer, the Adviser, other service providers and external fund counsel to identify and review risk management issues that may be placed on the board’s agenda and/or that of an appropriate committee for review and discussion with management.

Compliance Policies and Procedures

We have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. The chief compliance officer is responsible for administering the policies and procedures.

Biographical Information about each Director

Information about our directors is as follows:

Name, Address(1) and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships
Interested Directors
Thomas P. Majewski(2) Age: 43	Class III Director, Chairperson of the Board and Chief Executive Officer	Since inception; term expires 2020	Managing Partner of the Adviser since September 2012.	Director of Eagle Point Credit Company Inc.
James R. Matthews(3) Age: 51	Class II Director	Since inception; term expires 2019	Principal of Stone Point since October 2011.	Director of Eagle Point Credit Company Inc.
Independent Directors
Scott W. Appleby Age: 53	Class I Director	Since inception; term expires 2021	President of Appleby Capital, Inc. since April 2009.	Director of Eagle Point Credit Company Inc.
Kevin F. McDonald Age: 52	Class III Director	Since inception; term expires 2020	Director of Business Development of Folger Hill Asset Management, LP from December 2014 to July 2018; Principal of Taylor Investment Advisors, LP from March 2002 to March 2017; Chief Executive Officer of Taylor Investment Advisors, LP from 2006 to December 2014.	Director of Eagle Point Credit Company Inc.
Paul E. Tramontano Age: 56	Class II Director	Since inception; term expires 2019	Senior Managing Director and Portfolio Manager at First Republic Investment Management since October 2015; Co-Chief Executive Officer of Constellation Wealth Advisors LLC from April 2007 to October 2015.	Director of Eagle Point Credit Company Inc.

Name, Address(1) and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships
Jeffrey L. Weiss Age: 57	Class I Director	Since inception; term expires 2021	Private Investor since June 2012; Managing Partner of Colter Lewis Investment Partners LLC since January 2018.	Director of Eagle Point Credit Company Inc.

(1)	The business address of each our directors is c/o Eagle Point Income Company LLC, 20 Horseneck Lane, Greenwich, CT 06830.
(2)	Mr. Majewski is an interested director due to his position as our Chief Executive Officer and his position with the Adviser.
(3)	Mr. Matthews is an interested director due to his position with Stone Point, which is an affiliate of the Adviser.

Other than as disclosed in the table above, none of our directors serves, nor have they served during the last five years, on the board of directors of another company registered pursuant to Section 12 of the Exchange Act (or subject to the reporting requirements of Section 15(d) of the Exchange Act) or registered under the 1940 Act (including any other companies in a fund complex with us).

In addition to the description of each director’s “Principal Occupation(s)” set forth above, the following provides further information about each director’s specific experience, qualifications, attributes or skills that led to the conclusion that they should serve as a director. The information in this section should not be understood to mean that any of the directors is an “expert” within the meaning of the federal securities laws.

Although the nominating committee has general criteria that guides its choice of candidates to serve on the board of directors (as discussed above under “— Committees of the Board of Directors”), there are no specific required qualifications for membership on the board of directors. The board of directors believes that the different perspectives, viewpoints, professional experience, education and individual qualities of each director represent a diversity of experiences and a variety of complementary skills. When considering potential nominees to fill vacancies on the board of directors, and as part of its annual self-evaluation, the board of directors reviews the mix of skills and other relevant experiences of the directors.

Independent Directors

Scott W. Appleby.  Mr. Appleby is the President of Appleby Capital, Inc. and has more than 20 years of banking experience at Appleby Capital, Deutsche Bank, Robertson Stephens, ABN Amro and Paine Webber. As a senior equity analyst, Mr. Appleby has written on global exchanges, alternative asset managers and financial technology. Mr. Appleby was also one of the first Internet analysts and, in 1997, the first analyst to cover the electronic brokerage industry. Mr. Appleby remains an active writer and speaker on financial technology and Wall Street trends. Mr. Appleby serves on a number of private company and community boards. Mr. Appleby holds an M.B.A. from Cornell University and a B.S. from the University of Vermont.

Kevin F. McDonald.  Mr. McDonald served as Director of Business Development and Investor Relations of Folger Hill Asset Management, LP from December 2014 to July 2018. Mr. McDonald was also a Principal of Taylor Investment Advisors, LP, which he co-founded, from 2002 to March 2017, and served as the Chief Executive Officer from 2006 to December 2014. Previously, Mr. McDonald was a Director at Larch Lane Advisors LLC, an alternative asset management firm specializing in multi-manager hedge fund portfolios, from 1999 to 2001. Mr. McDonald was a Vice President in the futures and options group at JP Morgan Securities from 1994 to 1999 and served as an Assistant Treasurer and proprietary fixed-income trader at BSI Bank (subsidiary of Generali S.P.A.) from 1991 to 1994. Mr. McDonald began his career at Chemical Bank in 1989 where he was a credit analyst in the corporate finance group. Mr. McDonald holds a B.A. from the University of Virginia.

Paul E. Tramontano.  Mr. Tramontano has served as a Senior Managing Director and Wealth Manager at First Republic Investment Management since October 2015. Prior to joining First Republic Investment Management, Mr. Tramontano was the founder and Co-Chief Executive Officer at Constellation Wealth

Advisors LLC for eight years and was responsible for managing the firm’s East Coast operations as well as serving on both the investment and executive management committees. Prior to forming Constellation Wealth Advisors, Mr. Tramontano spent 17 years at Citi Smith Barney, most recently as a Managing Director and Senior Advisor of Citi Family Office. Mr. Tramontano holds a B.S. from Villanova University and attended the Certified Investment Management program at the Wharton School of Business at the University of Pennsylvania.

Jeffrey L. Weiss.  Mr. Weiss has served as Managing Partner of Colter Lewis Investment Partners LLC since January 2018 and is also a private investor (since 2012). Mr. Weiss is a former Managing Director at Lehman Brothers and Barclays, where he also held a number of senior leadership positions. Mr. Weiss is currently a private investor (since 2012). From 2008 to 2012, Mr. Weiss served as Global Head of Financial Institutions at Barclays. Prior to joining Barclays, Mr. Weiss spent 25 years with Lehman Brothers, most recently as a Managing Director. From 2005 to 2008, Mr. Weiss served on the management committee of Lehman Brothers and from 2007 to 2008 Mr. Weiss was responsible for the financial institutions group businesses at Lehman Brothers. Mr. Weiss serves as the Treasurer and a board member of City Harvest, a non-profit organization. Mr. Weiss holds a B.S. from the University of Wisconsin.

Interested Directors

Thomas P. Majewski.  Information regarding Mr. Majewski is included under “The Adviser and the Administrator — Portfolio Managers” above.

James R. Matthews.  Mr. Matthews is currently a Principal of Stone Point (since October 2011). Mr. Matthews is a member of the Adviser’s investment committee and board of managers. He joined Stone Point from Evercore Partners Inc., where he was a Senior Managing Director and Co-Head of Private Equity. From 2000 to 2007, Mr. Matthews was with Welsh, Carson, Anderson & Stowe, where he was a General Partner and focused on investments in the information services and business services sectors. Previously, Mr. Matthews was a General Partner of J.H. Whitney & Co. and started his career as an Analyst in the mergers and acquisitions group of Salomon Brothers Inc. Mr. Matthews is a director of various portfolio companies of the Trident V Funds, including Alliant Insurance Services, Inc., Black Mountain Systems, LLC, Bridgepoint Risk Management, LLC, Enhanced Capital Holdings, Inc., Tree Line Direct Lending GP, LLC and Tree Line Capital Partners, LLC. Mr. Matthews holds a B.S. from Boston College and an M.B.A. from the Harvard Graduate School of Business Administration.

Executive Officers

Information regarding our executive officers who are not directors is as follows:

Name, Address and Age(1)	Positions Held with the Company	Term of Office(2) and Length of Time Served	Principal Occupation(s) During the Last Five Years
Kenneth P. Onorio Age: 50	Chief Financial Officer and Chief Operating Officer	Since inception	Chief Financial Officer of the Adviser since July 2014; Chief Operating Officer of the Adviser since August 2014; Executive Director of Private Equity and Hedge Fund Administration at JPMorgan Alternative Investment Services from September 2008 to July 2014.

Nauman S. Malik Age: 38	Chief Compliance Officer	Since inception	General Counsel of the Adviser since June 2015; Chief Compliance Officer of the Adviser since September 2015; Associate, Dechert LLP, a law firm, from September 2012 to May 2015.

Name, Address and Age(1)	Positions Held with the Company	Term of Office(2) and Length of Time Served	Principal Occupation(s) During the Last Five Years
Courtney B. Fandrick Age: 35	Secretary	Since inception	Deputy Chief Compliance Officer of the Adviser since December 2014; Senior Compliance Associate, Bridgewater Associates, LP, an investment management firm, from August 2007 to December 2014.

(1)	The address for each of our officers is c/o Eagle Point Income Company LLC, 20 Horseneck Lane, Greenwich, CT 06830. All of our officers are also officers or employees of the Adviser.
(2)	Each of our officers holds office until their successors are chosen and qualified, or until their earlier resignation or removal.

Kenneth P. Onorio.  Mr. Onorio has served as our Chief Financial Officer and Chief Operating Officer since our inception. Mr. Onorio also serves as the Chief Financial Officer and Chief Operating Officer of the Adviser and of ECC. Prior to joining the Adviser in 2014, Mr. Onorio was an Executive Director within Private Equity and Hedge Fund Administration at JPMorgan Alternative Investment Services from September 2008 to July 2014. During his tenure at JPMorgan, his responsibilities included managing Hedge Fund and Private Equity Fund Administration. Mr. Onorio received his B.S. from Fordham University and is a Certified Public Accountant (inactive).

Nauman S. Malik.  Mr. Malik has served as our Chief Compliance Officer since our inception. Mr. Malik also serves as the General Counsel and Chief Compliance Officer of the Adviser and as Chief Compliance Officer of ECC. Prior to joining the Adviser, Mr. Malik was a corporate attorney with Dechert LLP. Mr. Malik received his J.D. from Georgetown University Law Center and his B.S. in finance from the University of Pennsylvania’s Wharton School.

Courtney B. Fandrick.  Ms. Fandrick has served as our Secretary since our inception. Ms. Fandrick also serves as Deputy Chief Compliance Officer of the Adviser and as Secretary of ECC. Prior to joining the Adviser in December 2014, Ms. Fandrick was Senior Compliance Associate at Bridgewater Associates, LP, an investment advisory firm. Ms. Fandrick received her B.A. in Mathematics and Statistics from Miami University and her MBA from University of Phoenix.

Director Compensation

The following table sets forth certain information with respect to the compensation of each director estimated for the fiscal year ended December 31, 2018.

Name	Aggregate Compensation from the Company(1)	Aggregate Compensation from the Fund Complex(2)
Independent Directors	$	$
Scott W. Appleby	$	$
Kevin F. McDonald	$	$
Paul E. Tramontano	$	$
Jeffrey L. Weiss	$	$

(1)	We do not maintain a pension plan or retirement plan for any of our directors.
(2)	The “Fund Complex” includes the Company and ECC.

As compensation for serving on our board of directors, each of our independent directors receives an annual fee of $60,000. The chairman of the audit committee receives an additional annual fee of $10,000 and the chairman of the nominating committee receives an additional annual fee of $5,000 for their additional services in these capacities, as well as reasonable out-of-pocket expenses incurred in attending such meetings.

No compensation is, or is expected to be, paid by us to directors who are “interested persons” of us, as such term is defined in the 1940 Act, or our officers. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.

Director Ownership of Company Shares

The table below sets forth the dollar range of the value of our common stock that is expected to be owned beneficially by each director immediately after the completion of this offering. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Director	Dollar Range of Equity Securities in the Company(1)
Interested Directors
Thomas P. Majewski
James R. Matthews
Independent Directors
Scott W. Appleby
Kevin F. McDonald
Paul E. Tramontano
Jeffrey L. Weiss

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 and over $100,000.

DETERMINATION OF NET ASSET VALUE

We will determine the NAV per share of our common stock by dividing the value of our portfolio investments, cash and other assets (including interest accrued but not collected) less all of our liabilities (including accrued expenses, the aggregate liquidation preference of our preferred stock, borrowings and interest payables) by the total number of outstanding shares of our common stock on a quarterly basis. The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. We will be required to specifically fair value each individual investment on at least a quarterly basis (with certain exceptions for investments that represent a de minimis percentage of our portfolio, which are fair valued by the Adviser), and may fair value such investments on a more frequent basis as necessary. As the securities that we may hold generally do not have a readily available market quotation, fair value of such securities will be determined in good faith by our board of directors as of the end of each fiscal quarter in accordance with the 1940 Act. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make.

We will account for our investments in accordance with GAAP, and fair value our investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures of the Financial Accounting Standards Board’s Accounting Standards Codification, as amended, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

In valuing our investments in CLO debt, CLO equity and loan accumulation facilities, the Adviser considers a variety of relevant factors, including price indications from multiple dealers, or as applicable, a third party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

Specifically, we utilize a third party pricing service in connection with the valuation of our investments in CLO debt. However, if pricing from such third-party pricing service is determined to be stale or otherwise not reflective of current market conditions, we may use an average of independent broker quotes to determine fair value. We will engage a third-party independent valuation firm as an input to the Company’s valuation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the board of directors does not rely on such advice in determining the fair value of our investments in accordance with the 1940 Act.

Our investment portfolio will be valued at least each quarter, after the board of directors has considered the recommendation(s) of the audit committee. The audit committee will consider the Adviser’s recommendation of fair value as determined in accordance with our valuation policies and procedures. In support of the board of directors, the audit committee will review information compiled by the Adviser, including information derived from one or more third party models that take into account various market inputs and a report from the third party valuation firm. Available information will be presented to the audit committee to consider when determining that the fair value has been determined in accordance with our valuation policies and procedures and when making its recommendation to the board of directors, which the board of directors then considers when determining the fair value of the investment portfolio in accordance with the 1940 Act.

DISTRIBUTION POLICY

Regular Distributions

We intend to make regular monthly cash distributions of all or a portion of our investment company taxable income to holders of our common stock. We also intend to make at least annual distributions of all or a portion of our “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses). Any dividends to our holders of our common stock will be declared out of assets legally available for distribution.

We anticipate declaring a distribution of $     for each of the months of         ,      and             2018, payable to holders of our common stock, including investors in this offering. While we anticipate a portion of such distributions, if made, to be paid from income primarily generated by interest and dividend income earned on our investment portfolio, we also anticipate a portion of such distributions will comprise a return of capital. No assurance can be given that we will be able to declare such initial distributions or distributions in future periods, and our ability to declare and pay distributions will be subject to a number of factors, including our results of operations.

At times, in order to maintain a stable level of distributions, we may pay out less than all of our investment income or pay out accumulated undistributed income in addition to current net investment income. Our expenses will be accrued each day. To the extent that our net investment income for any year exceeds the total monthly distributions paid during the year, we intend to make a special distribution at or near year-end of such excess amount as may be required. Over time, we expect that all of our investment company taxable income will be distributed.

Capital Gains Distributions

The 1940 Act currently limits the number of times we may distribute long-term capital gains in any tax year, which may increase the variability of our distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. In the future, the Adviser may seek approval of our board of directors to implement a managed distribution plan for us. The managed distribution plan would be implemented pursuant to an exemptive order that we would intend to obtain from the SEC granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit us to include long-term capital gains as a part of our regular distributions to holders of our common stock more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). If we implement a managed distribution plan, we would do so without a vote of holders of our common stock. There can be no assurance that we will implement such a plan, nor can there be any assurance that SEC relief will be obtained.

At least annually, we intend to distribute any net capital gains (which is the excess of net long-term capital gains over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gains and pay federal income tax on the retained gain. As provided under federal tax law, if we retain all or a portion of such gains and make an election, holders of our common stock of record as of the end of our taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by us. We may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions.

RIC Tax Qualification

We intend to elect to be treated and to qualify each year as a RIC under the Code. Accordingly, we intend to satisfy certain requirements relating to sources of our income and diversification of our total assets and to satisfy certain distribution requirements, so as to maintain our RIC status and to avoid paying U.S. federal income or excise tax thereon. To the extent we qualify for treatment as a RIC and satisfy the applicable distribution requirements, we will not be subject to U.S. federal income tax on income paid to holders of our common stock in the form of dividends or capital gains distributions.

As a RIC, we generally will not be subject to federal income tax on our investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividend paid) and net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, that we distribute in each taxable year to holders of our common stock, provided that we distribute an amount at least equal to the sum of 90% of our investment company taxable income and 90% of our net tax-exempt interest income for such taxable year. We intend to distribute to holders of our common stock, at least annually, substantially all of our investment company taxable income, net tax-exempt income and net capital gains. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that we generally distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of our ordinary income (taking into account certain deferrals and elections) for such year, (ii) 98.2% of our capital gains net income, generally computed on the basis of the one-year period ending on October 31 of such year and (iii) 100% of any ordinary income and capital gains net income from the prior year (as previously computed) that were not paid out during such year and on which we paid no U.S. federal income tax.

Additional Information

The tax treatment and characterization of our distributions may vary substantially from time to time because of the varied nature of our investments. If our total monthly distributions in any year exceed the amount of our current and accumulated earnings and profits, any such excess would generally be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. Under the 1940 Act, for any distribution that includes amounts from sources other than net income (calculated on a book basis), we are required to provide holders of our common stock a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. A return of capital is a distribution to holders of our common stock that is not attributable to our earnings but represents a return of part of the stockholder’s investment. If our distributions exceed our current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the stockholder’s tax basis in our common stock (thus reducing a stockholders adjusted tax basis in his or her common stock), and thereafter as capital gains assuming our common stock is held as a capital asset. Upon the sale of shares of our common stock, a stockholder generally will recognize capital gains or loss equal to the difference between the amount realized on the sale and the stockholder’s adjusted tax basis in our common stock sold. For example, in year one, a stockholder purchased 100 shares of common stock at $10 per share. In year two, the stockholder received a $1-per-share return of capital distribution, which reduced the basis in each share by $1, to give the stockholder an adjusted basis of $9 per share. In year three, the stockholder sells the 100 shares for $15 per share. Assuming no other transactions during this period, the stockholder would have a capital gain in year three of $6 per share ($15 minus $9) for a total capital gain of $600.

DIVIDEND REINVESTMENT PLAN

We have established an automatic DRIP. Each registered holder of at least one full share of our common stock will be automatically enrolled in the DRIP. Under the DRIP, distributions on shares of our common stock are automatically reinvested in additional shares of our common stock by American Stock Transfer & Trust Company, LLC, or the “DRIP Agent,” unless a stockholder “opts out” of the DRIP. Holders of our common stock who receive distributions in the form of additional shares of our common stock are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Holders of shares of our common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) will receive all distributions in cash.

If we declare a distribution payable either in cash, we will issue shares of common stock to participants at a value equal to 95% of the market price per share of common stock at the close of regular trading on the payment date for such distribution unless the DRIP Agent otherwise purchases shares in the open market, as described below. The number of additional shares of common stock to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by 95% of the market price. However, we reserve the right to purchase shares in the open market in connection with our implementation of the DRIP. If we declare a distribution to holders of our common stock, the DRIP Agent may be instructed not to credit accounts with newly issued shares and instead to buy shares in the open market if (i) the price at which newly issued shares are to be credited does not exceed 110% of the last determined NAV of the shares; or (ii) we have advised the DRIP Agent that since such NAV was last determined, we have become aware of events that indicate the possibility of a material change in per share NAV as a result of which the NAV of the shares on the payment date might be higher than the price at which the DRIP Agent would credit newly issued shares to stockholders.

In the event that the DRIP Agent is instructed to buy shares of our common stock in the open market, the DRIP Agent (or the DRIP Agent’s broker) will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for the applicable distribution, whichever is sooner, the “Last Purchase Date,” to invest the distribution amount in shares acquired in the open market. Open market purchases may be made on any securities exchange where shares of our common stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the DRIP Agent shall determine. If, before the DRIP Agent has completed its open market purchases, the market price per share of our common stock exceeds the NAV per share, the average per share purchase price paid by the DRIP Agent may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares of common stock on the applicable payment date. Because of the foregoing difficulty with respect to open market purchases, the DRIP provides that if the DRIP Agent is unable to invest the full distribution amount in open market purchases during the purchase period or if the market discount shifts to a market premium of 10% or more of NAV during the purchase period, the DRIP Agent may cease making open market purchases and may invest the uninvested portion of the distribution amount in newly issued shares of common stock at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the distribution will be divided by 95% of the market price on the payment date.

There are no brokerage charges with respect to shares of common stock issued directly by us. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $     per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Holders of our common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. The DRIP Agent will mail a check to such holder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If a stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Agent electronically transfer their shares to the broker through the Direct Registration System.

Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Such termination will be effective immediately if the notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If a holder of our common stock withdraws, full shares will be credited to their account, and the stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of our common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the stockholder wishes, the DRIP Agent will sell their full and fractional shares and send them the proceeds, less a transaction fee of $      and less brokerage trading fees of $      per share. If a stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Agent may terminate such stockholder’s participation in the DRIP Plan after written notice. Upon termination, stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Stockholders who are not participants in the DRIP, but hold at least one full share of our common stock, may join the DRIP by notifying the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. If received in proper form by the DRIP Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If a stockholders wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the stockholder should contact their nominee to see if it will participate in the DRIP. If a stockholder wishes to participate in the DRIP Plan, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the stockholder will need to request that their shares be re-registered in their own name, or the stockholder will not be able to participate. The DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in their name and held for their account by their nominee.

Experience under the DRIP Plan may indicate that changes are desirable. Accordingly, we and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by us.

All correspondence or additional information about the DRIP should be directed to American Stock Transfer and Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

CONFLICTS OF INTEREST

Affiliations of the Adviser and the Administrator

The Adviser and the Administrator are affiliated with other entities engaged in the financial services business. In particular, the Adviser and the Administrator are affiliated with Stone Point, and certain members of the Adviser’s board of managers and investment committee are principals of Stone Point. Pursuant to certain management agreements, Stone Point has received delegated authority to act as the investment manager of the Trident V Funds. The Adviser is primarily owned by the Trident V Funds through intermediary holding companies. The Trident V Funds and other private equity funds managed by Stone Point invest in financial services companies. These relationships may cause the Adviser’s and certain of its affiliates’ interests to diverge from our interests and may result in conflicts of interest that may not be foreseen or resolved in a manner that is always or exclusively in our best interest. The Adviser has entered into, and may in the future enter into additional, business arrangements with certain of our stockholders, including with respect to fees earned by the Adviser under the Investment Advisory Agreement. In such cases, such stockholders may have an incentive to vote shares held by them in a manner that takes such arrangements into account.

Other Accounts

The Adviser is responsible for the investment decisions made on our behalf. There are no restrictions on the ability of the Adviser and certain of its affiliates (including Stone Point) to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar or different investment objectives, philosophies and strategies as those used by the Adviser for our account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between us and any other account managed by such person. See “— Allocations of Opportunities” below. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers or employees. In addition, certain of these accounts may provide for higher management fees or have incentive fees or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates may hold certain investments in CLOs, such as equity tranches, which conflict with the positions held by other accounts in such CLOs, such as us. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliate will have a conflict of interest as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including us.

In addition, Stone Point and its affiliates, and the investment funds managed by Stone Point and such affiliates, may also invest in companies that compete with the Adviser and that therefore manage other accounts and funds that compete for investment opportunities with us.

The Adviser currently holds a controlling interest in Marble Point, which is a CLO collateral manager and manager of other investment vehicles that invest in senior secured loans, CLO securities and other related investments.

Our executive officers and directors, as well as other current and potential future affiliated persons of the Adviser, may serve as officers, directors or principals of other entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders.

Further, the professional staff of the Adviser and Administrator will devote as much time to us as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement and Administration Agreement, respectively. However, such persons may be committed to providing investment advisory and other services for other clients and engage in other business ventures in which we have no interest. In addition, payments under the Administration Agreement are equal to an amount based upon our allocable portion of the Administrator’s overhead. See “The Adviser and the Administrator — The Administrator and the Administration Agreement” above. As a result of these separate business activities, the Adviser and Administrator may have conflicts of interest in allocating management and administrative time, services and functions among us and its affiliates and other business ventures or clients.

Allocations of Opportunities

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser has adopted policies and procedures pursuant to which it allocates investment opportunities appropriate for more than one client account in a manner deemed appropriate in its sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser may take into account regulatory, tax or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage or other allocation methods provided that doing so is consistent with the Adviser’s internal conflict of interest and allocation policies and the requirements of the Investment Advisers Act of 1940, or the “Advisers Act,” the 1940 Act and other applicable laws. There is no assurance that investment opportunities will be allocated to any particular account equitably in the short-term or that any such account will be able to participate in all investment opportunities that are suitable for it.

Valuation

Generally, there is not a public market for the CLO investments we target. As a result, we value, and our board of directors reviews and determines, in good faith, in accordance with the 1940 Act, the value of, these securities based on relevant information compiled by the Adviser and third-party pricing services (when available) as described under “Determination of Net Asset Value.” Our interested directors are associated with the Adviser and have an interest in the Adviser’s economic success. The participation of the Adviser’s investment professionals in our valuation process, and the interest of our interested directors in the Adviser, could result in a conflict of interest as the management fee paid to the Adviser is based, in part, on our net assets.

Co-Investments and Related Party Transactions

In the ordinary course of business, we may enter into transactions with persons who are affiliated with us by reason of being under common control of the Adviser or its affiliates, including Stone Point (for example, the Administrator is wholly owned by the Adviser). In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between us, the Adviser and its affiliates and our employees and directors. We will not enter into any such transactions unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval of our board of directors or exemptive relief for such transaction. Our affiliations may require us to forgo attractive investment opportunities. For example, we may be limited in our ability to invest in CLOs managed by certain affiliates of the Adviser.

In certain instances, we expect to co-invest on a concurrent basis with other accounts managed by the Adviser or certain of the Adviser’s affiliates, subject to compliance with applicable regulations and regulatory guidance and the Adviser’s written allocation procedures. We will be able to rely on the exemptive relief granted to ECC and the Adviser by the SEC to participate in certain negotiated co-investments alongside other accounts, including ECC, managed by the Adviser or certain of its affiliates, subject to certain conditions including (i) that a majority of our directors who have no financial interest in the transaction and a majority of our directors who are not interested persons, as defined in the 1940 Act, approve the co-investment and (ii) the price, terms and conditions of the co-investment are the same for each participant. A copy of our application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

Stone Point-Related Investments

Portfolio companies of investment funds managed by Stone Point and other affiliates of Stone Point may engage in lending activities, which could result in us investing in CLOs that include loans underwritten by such a portfolio company or affiliate. In addition, the CLOs in which we expect to invest consist principally of senior secured loans, which in many cases may be issued to operating companies that are primarily owned by private equity funds, including funds that may be managed by Stone Point or its affiliates. In addition to the above, because portfolio companies of such investment funds engage in a wide range of businesses, such entities may engage in other activities now or in the future that create a conflict of interest for the Adviser with respect to its management of us. Any of these potential transactions and activities may result in the Adviser having a conflict of interest that may not be resolved in a manner that is always or exclusively in our best interest or in the best interest of our stockholders.

Material Non-Public Information

By reason of the advisory and/or other activities of the Adviser and its affiliates, the Adviser and its affiliates may acquire confidential or material non-public information or be restricted from initiating transactions in certain securities. The Adviser will not be free to divulge, or to act upon, any such confidential or material non-public information and, due to these restrictions, it may not be able to initiate a transaction for our account that it otherwise might have initiated. As a result, we may be frozen in an investment position that we otherwise might have liquidated or closed out or may not be able to acquire a position that we might otherwise have acquired.

Code of Ethics and Compliance Procedures

In order to address the conflicts of interest described above, we have adopted a code of ethics under Rule 17j-l of the 1940 Act. Similarly, the Adviser has separately adopted the “Adviser Code of Ethics.” The Adviser Code of Ethics requires the officers and employees of the Adviser to act in the best interests of the Adviser and its client accounts (including us), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy our code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. In addition, each code of ethics is incorporated by reference as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549.

Our directors and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

In addition, the Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

U.S. FEDERAL INCOME TAX MATTERS

The following is a summary of certain U.S. federal income tax consequences generally applicable to the purchase, ownership and disposition of our common stock, which will be referred to as “stock,” issued as of the date of this prospectus. Unless otherwise stated, this summary deals only with our securities held as capital assets for U.S. federal tax purposes (generally, property held for investment).

As used herein, a “U.S. holder” means a beneficial owner of the securities that is for U.S. federal income tax purposes any of the following:

•	an individual citizen or resident of the United States;
•	a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or other political subdivision thereof (including the District of Columbia);
•	a trust if it (a) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable United States Treasury regulations or “Treasury Regulations,” to be treated as a United States person; or
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

The term “non-U.S. holder” means a beneficial owner of the securities (other than a partnership or any other entity or other arrangement treated as a partnership for U.S. federal income tax purposes) that is not a U.S. holder.

An individual may, subject to exceptions, be deemed to be a resident of the United States for U.S. federal income tax purposes, as opposed to a non-resident alien, by, among other ways, being present in the United States (i) on at least 31 days in the calendar year, and (ii) for an aggregate of at least 183 days during a three-year period ending in the current calendar year, counting for such purposes all of the days present in the current year, one-third of the days present in the immediately preceding calendar year, and one-sixth of the days present in the second preceding calendar year. Individuals who are residents for such purposes are subject to U.S. federal income tax as if they were United States citizens.

This summary does not represent a detailed description of the U.S. federal income tax consequences applicable to you, as a holder of our securities, if you are a person subject to special tax treatment under the U.S. federal income tax laws, including, without limitation:

•	a dealer in securities or currencies;
•	a financial institution;
•	a RIC;
•	a real estate investment trust;
•	a tax-exempt organization;
•	an insurance company;
•	a person holding the securities as part of a hedging, integrated, conversion or constructive sale transaction or a straddle;
•	a trader in securities that has elected the mark-to-market method of accounting for their securities;
•	a person subject to alternative minimum tax;
•	a partnership or other pass-through entity for U.S. federal income tax purposes;
•	a U.S. holder whose “functional currency” (as defined in Section 985 of the Code) is not the U.S. dollar;
•	a CFC;

•	a PFIC; or
•	A United States expatriate or foreign persons or entities (except to the extent set forth below).

If a partnership (including any entity classified or arrangement treated as a partnership for U.S. federal income tax purposes) holds the securities, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partnership or a partner in a partnership holding our securities, you should consult your own tax advisors regarding the tax consequences of an investment in our securities.

This summary is based on the Code, Treasury Regulations, rulings and judicial decisions as of the date hereof. Those authorities may be changed, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those summarized below. This summary does not represent a detailed description of the U.S. federal income tax consequences that may be applicable to you in light of your particular circumstances and does not address the effects of any aspects of U.S. estate or gift, or state, local or non-U.S. income, estate, or gift tax laws. It is not intended to be, and should not be construed to be, legal or tax advice to any particular purchaser of our securities. We have not sought and will not seek any ruling from the Internal Revenue Service, or the “IRS.” No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. You should consult your own tax advisors concerning the particular U.S. federal income tax consequences to you of the ownership of our securities, as well as the consequences to you arising under the laws or other guidance of any other taxing jurisdiction.

Important U.S. Federal Income Tax Considerations Affecting Us

We intend to elect to be treated, and to qualify each tax year, as a RIC under the Code. Accordingly, we must satisfy certain requirements relating to sources of our income and diversification of our total assets and to satisfy certain distribution requirements, so as to maintain our RIC status and to avoid being subject to U.S. federal income or excise tax on any undistributed taxable income. To the extent we qualify for treatment as a RIC and satisfy the applicable distribution requirements, we will not be subject to U.S. federal income tax on income paid to our stockholders in the form of dividends or capital gain dividends.

To qualify as a RIC for U.S. federal income tax purposes, we must derive at least 90% of our gross income each tax year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to our business of investing in stock, securities and currencies, or the “90% Gross Income Test.” A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, we must also satisfy certain requirements with respect to the diversification of our assets. We must have, at the close of each quarter of the tax year, at least 50% of the value of our total assets represented by cash, cash items, U.S. government securities, securities of other RICs and other securities that, in respect of any one issuer, do not represent more than 5% of the value of our assets nor more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the value of our assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers, which we control and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships, or the “Asset Diversification Tests.” If we fail to satisfy the 90% Gross Income Test, we will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) we report the failure pursuant to Treasury Regulations to be adopted, and (ii) we pay a tax equal to the excess non-qualifying income. If we fail to meet any of the Asset Diversification Tests with respect to any quarter of any tax year, we will nevertheless be considered to have satisfied the requirements for such quarter if we cure such failure within six months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) we report the failure under Treasury Regulations to be adopted and pay an excise tax.

As a RIC, we generally will not be subject to federal income tax on our investment company taxable income (as that term is defined in the Code) and net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, that we distribute in each tax year as dividends to stockholders, provided that we distribute dividends of an amount at least equal to the sum of 90% of our investment company taxable income, determined without regard to any deduction for dividends paid, plus 90% of our net tax-exempt interest income for such tax year, or the “90% Distribution Requirement.” We intend to distribute to our stockholders, at least annually, substantially all of our investment company taxable income, net tax-exempt income and net capital gains. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that we distribute (or be deemed to have distributed) by December 31 of each calendar year dividends of an amount generally at least equal to the sum of (i) 98% of our ordinary income (taking into account certain deferrals and elections) for such calendar year, (ii) 98.2% of our capital gain net income, adjusted for certain ordinary losses and generally computed on the basis of the one-year period ending on October 31 of such calendar year (unless we have made an election under Section 4982(e)(4) of the Code to have our required distribution from net income measured using the one-year period ending on November 30 of such calendar year) and (iii) 100% of any ordinary income and capital gain net income from prior calendar years (as previously computed) that were not paid out during such calendar years and on which we incurred no U.S. federal income tax, or the “Excise Tax Distribution Requirement.” Any dividends declared by us during October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for federal income tax purposes as if it had been paid by us, as well as received by our U.S. stockholders, on December 31 of the calendar year in which the distribution was declared.

We may incur in the future the 4% federal excise tax on a portion of our income and capital gains. While we intend to distribute income and capital gains to minimize our exposure to the 4% federal excise tax, we may not be able to, or may choose not to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we generally will be liable for the 4% federal excise tax only on the amount by which we do not meet the excise tax avoidance requirement. If we do not qualify as a RIC or fail to satisfy the 90% Distribution Requirement for any tax year, we would be subject to corporate income tax on our taxable income, and all distributions from earnings and profits, including distributions of net capital gains (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction, or the “DRD,” in the case of certain corporate shareholders. In addition, in order to requalify for taxation as a RIC, we may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

For purposes of the 90% Gross Income Test, income that we earn from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., certain CLOs that are treated as partnerships) will generally have the same character for us as in the hands of such an entity; consequently, we may be required to limit our equity investments in any such entities that earn fee income, rental income, or other nonqualifying income.

Some of the income and fees that we may recognize will not satisfy the 90% Gross Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be subject to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt instruments that are treated under applicable tax rules as having original issue discount (which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances), we must include in income each tax year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same tax year. We may also have to include in income other amounts that we have not yet received in cash, such as contractual payment-in-kind interest (which represents contractual interest added to the loan balance and due at the end of the loan term) and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the tax year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the 90% Distribution Requirement or the Excise Tax Distribution Requirement, even though we will not have received any corresponding cash amount.

We may invest (directly or indirectly through an investment in an equity interest in a CLO treated as a partnership for U.S. federal income tax purposes) a portion of our net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us to the extent necessary in order to seek to ensure that we distribute sufficient income that we do not become subject to U.S. federal income or excise tax.

Some of the CLOs in which we invest may constitute PFICs for U.S. federal income tax purposes. Because we acquire interests treated as equity for U.S. federal income tax purposes in PFICs (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from any such excess distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a QEF in lieu of the foregoing requirements, we will be required to include in income each tax year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each tax year (as well as on certain other dates described in the Code) our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as an ordinary loss any decrease in such value to the extent it does not exceed prior increases included in our ordinary income. Under either election, we may be required to recognize in a tax year taxable income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that tax year, and we may be required to distribute such taxable income in order to satisfy the 90% Gross Income Test, the Excise Tax Distribution Requirement or the 90% Distribution Requirement. Furthermore, under proposed Treasury Regulations, certain income derived by us from a PFIC with respect to which we have made a QEF election would generally constitute qualifying income for purposes of determining our ability to be subject to tax as a RIC only to the extent the PFIC makes distributions of that income to us. As such, we may be restricted in our ability to make QEF elections with respect to our holdings in issuers that could be treated as PFICs in order to limit our tax liability or maximize our after-tax return from these investments.

If we hold more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a CFC (including equity tranche investments and certain debt tranche investments in a CLO treated as CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such tax year. This deemed distribution is required to be included in the income of a U.S. Shareholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such deemed distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income in order to satisfy the Excise Tax Distribution Requirement or the 90% Distribution Requirement. Furthermore, under proposed Treasury Regulations, certain income derived by us from a CFC would generally constitute qualifying income for purposes of determining our ability to be subject to tax as a RIC only to the extent the CFC makes distributions of that income to us. As such, we may limit and/or manage our holdings in issuers that could be treated as CFCs in order to limit our tax liability or maximize our after-tax return from these investments.

FATCA generally imposes a U.S. federal withholding tax of 30% on (i) U.S. source periodic payments, including interest and dividends, and (ii) after December 31, 2018, payments of gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends as well as certain capital gain dividends distributed, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO, which could materially and adversely affect our operating results and cash flows.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward, futures and options contracts, similar financial instruments as well as upon the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) also could, under future Treasury Regulations, produce income not among the types of “qualifying income” for purposes of the 90% Gross Income test.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

Our transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of our realized gains and losses realized (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to us and may defer our losses. These rules could, therefore, affect the character, amount and timing of distributions to stockholders. These provisions also (a) will require us to mark-to-market certain types of the positions in our portfolio (i.e., treat them as if they were closed out), and (b) may cause us to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% Distribution Requirement for qualifying to be taxed as a RIC or the Excise Tax Distribution Requirement. We will monitor our transactions, will make the appropriate tax elections and will make the appropriate entries in our books and records when we acquire any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent our disqualification from being taxed as a RIC.

Generally, our hedging transactions (including certain covered call options) may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of our realized gains (or losses). In addition, our realized losses on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to us of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of our realized short-term capital gain which is taxed as ordinary income when distributed to shareholders.

We may make one or more of the elections available under the Code which are applicable to straddles. If we make any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for deductions available to certain U.S. corporations under the Code as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gains into short-term capital gains or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause us to recognize income or gain without a corresponding receipt of cash, (vii) adversely alter the characterization of certain complex financial transactions, and (viii) produce income that will not qualify as good income for purposes of the 90% Gross Income Test. While we may not always be successful in doing so, we will seek to avoid or minimize the adverse tax consequences of our investment practices.

We may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if we enter into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the tax year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gains or loss to the extent the property used to close the short sale constitutes a capital asset in our hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by us for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by us.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if we holds a short sale position with respect to securities that have appreciated in value, and we then acquire property that is the same as or substantially identical to the property sold short, we generally will recognize gain on the date we acquire such property as if the short sale were closed on such date with such property. Similarly, if we hold an appreciated financial position with respect to securities and then enter into a short sale with respect to the same or substantially identical property, we generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date we enter into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Taxation of Stockholders

Taxation of U.S. resident holders of our stock.  Dividends and distributions on our shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when our NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when our NAV also reflects unrealized losses. Certain dividends and distributions declared by us in October, November or December to shareholders of record of such month of a calendar year and paid by us in January of the following calendar year will be treated by shareholders as if received on December 31 of the calendar year in which they were declared. In addition, certain other distributions made after the close of our tax year may be “spilled back” and treated as paid by us (except for purposes of the nondeductible 4% federal excise tax) during such tax year. In such case, shareholders will be treated as having received such dividends in the tax year in which the distributions were actually made.

Shareholders receiving any distribution from us in the form of additional shares pursuant to the DRIP will be treated as receiving a taxable distribution in an amount generally equal to the cash that would have been received if they had elected to receive the distribution in cash, unless we issue new shares that are trading at or above NAV, in which case such shareholders will be treated as receiving a distribution equal to the fair market value of the shares received, determined as of the reinvestment date.

We will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

For federal income tax purposes, distributions paid out of our current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by us (whether paid in cash or reinvested in additional shares of our stock) to individual taxpayers are taxed at rates applicable to net long-term capital gains. This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by us, and there can be no assurance as to what portion of our dividend distributions will qualify for favorable treatment. For this purpose, “qualified dividend income” means dividends received from United States corporations and “qualified foreign corporations,” provided that we satisfy certain holding period and other requirements in respect of the stock of such corporations. The maximum individual rate applicable to qualified dividend income is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Given our investment strategies, it is not anticipated that a significant portion of our dividends will be eligible to be treated as qualified dividend income.

Dividends distributed from our investment company taxable income which have been designated by us and received by certain of our corporate shareholders will qualify for the DRD to the extent of the amount of qualifying dividends received by us from certain domestic corporations for the tax year. A dividend received us will not be treated as a qualifying dividend (i) to the extent the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if we fail to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent we are under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if an otherwise eligible corporate shareholder fails to satisfy the foregoing requirements with respect to shares of our stock or by application of the Code. Given our investment strategies, it is not anticipated that a significant portion of our dividends will be eligible for the DRD.

Capital gain dividends distributed to a shareholder are characterized as long-term capital gains, regardless of how long the shareholder has held our shares. A distribution of an amount in excess of our current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s tax basis in our shares. To the extent that the amount of any such distribution exceeds a shareholder’s tax basis in our shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale or other disposition of our investments that we owned for one year or less are characterized as ordinary income.

We may elect to retain our net capital gains or a portion thereof for investment and be subject to tax at corporate rates on the amount retained. In such case, we may designate the retained amount as undistributed net capital gains in a notice to our shareholders who will be treated as if each received a distribution of the pro rata share of such net capital gain, with the result that each shareholder will: (i) be required to report the pro rata share of such net capital gain on the applicable tax return as long-term capital gains; (ii) receive a refundable tax credit for the pro rata share of tax paid by us on the net capital gain; and (iii) increase the tax basis for the shares of our stock held by an amount equal to the deemed distribution less the tax credit.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to noncorporate shareholders.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares sold. The gain or loss will generally be a capital gain or loss. The current maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gain recognized on the sale of capital assets held for one year or less; or (ii) generally 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends).

Any loss realized upon the sale or exchange of shares of our stock with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized by a shareholder on a sale or other disposition of shares of our stock may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of our stock (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of our shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares of our stock acquired.

Certain commissions or other sales charges paid upon a purchase of our shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of our shares, during the period beginning on the date of such sale and ending on January 31 of the calendar year following the calendar year in which the sale is made, pursuant to a reinvestment right. Any disregarded amounts will result in an adjustment to a shareholder’s tax basis in some or all of any other shares of our stock acquired.

Medicare Tax on Net Investment Income.  A 3.8% tax is imposed under Section 1411 of the Code on the “net investment income” of certain U.S. citizens and residents and on the undistributed net investment income of certain estates and trusts. Among other items, net investment income generally includes payments of interest or dividends on, and net gains recognized from the sale, exchange, redemption, retirement or other taxable disposition of our securities (unless the securities are held in connection with certain trades or businesses), less certain deductions. Prospective investors in our securities should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of our stock.

Taxation of non-U.S. holders of our stock.  Whether an investment in the shares of our stock is appropriate for a non-U.S. holder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. holder may have adverse tax consequences. Non-U.S. holders should consult their tax advisors before investing in our stock.

Subject to the discussions below, distributions of our “investment company taxable income” to non-U.S. holders (including interest income and net short-term capital gain) are generally expected to be subject to withholding of U.S. federal taxes at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. holder, we will not be required to withhold U.S. federal tax if the non-U.S. holder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a non-U.S. holder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph.

In addition, with respect to certain distributions made by RICs to non-U.S. holders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gain, and a portion of our distributions, which may be significant (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of shares of our stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if we designated the payment as derived from such qualified net interest income or qualified short-term capital gain. Hence, no assurance can be provided as to whether any amount of our dividends or distributions will be eligible for this exemption from withholding or if eligible, will be reported as such by us.

Actual or deemed distributions of our net long-term capital gains to a non-U.S. holder, and gains realized by a non-U.S. holder upon the sale of our stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless, (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. holder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. holder in the United States or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. holder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. holder would be required to obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. holder, distributions (both actual and deemed), and gains realized upon the sale of our stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a non-U.S. holder.

A non-U.S. holder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on distributions unless the non-U.S. holder provides us or the distribution paying agent with an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute form, or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. holder or otherwise establishes an exemption from backup withholding.

Non-U.S. holders may also be subject to U.S. estate tax with respect to their investment in our shares.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Tax Shelter Reporting Regulations.  Under applicable Treasury Regulations, if a U.S. holder recognizes a loss with respect to our securities of $2 million or more for a non-corporate U.S. holder or $10 million or more for a corporate U.S. holder in any single tax year (or a greater loss over a combination of tax years), the U.S. holder may be required to file with the IRS a disclosure statement on IRS Form 8886. Direct U.S. holders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, U.S. holders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. holders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. holders of our stock should consult their own tax advisors to determine the applicability of these Treasury Regulations in light of their individual circumstances.

Information Reporting and Backup Withholding.  A U.S. holder (other than an “exempt recipient,” including a “C” corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to backup withholding at a rate of 24% on, and will be subject to information reporting requirements with respect to, payments of principal or interest (including OID, if any) on, and proceeds from the sale, exchange, redemption or retirement of, our securities. In general, if a non-corporate U.S. holder subject to information reporting fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding requirements, backup withholding at the applicable rate may apply.

You should consult your own tax advisor regarding the application of information reporting and backup withholding in your particular circumstance and the availability of and procedure for obtaining an exemption from backup withholding. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against your U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

FATCA Withholding on Payments to Certain Foreign Entities.  FATCA generally imposes a U.S. federal withholding tax of 30% on (i) interest earned in respect of a debt instrument, such as our notes, (ii) payments of dividends made with respect to shares of our stock and (iii) redemption proceeds and certain capital gain dividends made with respect to shares of our stock as well as the gross proceeds from the disposition of a debt obligation paid after December 31, 2018 to certain non-U.S. entities (including, in some circumstances, where such an entity is acting as an intermediary) that fail to comply (or be deemed compliant) with certain certification and information reporting requirements. FATCA withholding taxes apply to all withholdable payments without regard to whether the beneficial owner of the payment would otherwise be entitled to an exemption from withholding taxes pursuant to an applicable tax treaty with the United States or under U.S. domestic law. If FATCA withholding taxes are imposed with respect to any payments of interest or proceeds made under our debt securities, holders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such interest or proceeds will be required to seek a credit or refund from the IRS in order to obtain the benefit of such exemption or reduction, if any. Stockholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required. Prospective holders of in our securities should consult their own tax advisors regarding the effect, if any, of the FATCA rules for them based on their particular circumstances.

The preceding discussion of material U.S. federal income tax considerations is for general information only and is not tax advice. We urge you to consult your own tax advisor with respect to the particular tax consequences to you of an investment in our securities, including the possible effect of any pending legislation or proposed regulations.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the DGCL and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL, our certificate of incorporation and our amended and restated bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of                shares of common stock, par value $0.001 per share, and                shares of preferred stock, par value $0.001 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of            , 2018:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common stock, par value $0.001 per share	shares	—	shares
Preferred stock, par value $0.001 per share	shares	—	shares

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to holders of our common stock if, as and when authorized by the board of directors and declared by us out of funds legally available therefrom. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors.

Preferred Stock

Our Certificate of Incorporation authorizes our board of directors to classify and reclassify any unissued shares of preferred stock into other classes or series of preferred stock without stockholder approval. If we issue preferred stock, costs of the offering will be borne immediately at such time by the holders of our common stock and result in a reduction of the NAV per share of our common stock at that time. We may issue preferred stock within the first twelve months following the completion of this offering. Prior to issuance of shares of each class or series, our board of directors is required by Delaware law and by our Certificate of Incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of our common stock is made, we maintain an asset coverage ratio of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock, after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses.  The indemnification of our officers and directors is governed by Section 145 of the DGCL, our certificate of incorporation and bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court deems proper.

DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.

Our certificate of incorporation provides for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may hereafter be amended. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing.

Delaware Anti-Takeover Law.  The DGCL and our certificate of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operations. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms. Our board of directors has considered these provisions and has determined that the provisions are in the best interests of us and our stockholders generally.

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;
•	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or
•	on or after the date the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines “business combination” to include the following:

•	any merger or consolidation involving the corporation and the interested stockholder;
•	any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;
•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or
•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Election of Directors.  Our bylaws provide that the affirmative vote of a plurality of all votes cast by stockholders present in person or by proxy at an annual or special meeting of the stockholders and entitled to vote thereat will be sufficient to elect a director. Under our certificate of incorporation, our board of directors may amend the bylaws to alter the vote required to elect directors.

For so long as any series of our preferred stock are outstanding, the holders of our preferred stock, voting as a class, will be entitled to elect two of our directors.

Classified Board of Directors.  Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies.  Our certificate of incorporation provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Under the DGCL, unless the certificate of incorporation provides otherwise (which our certificate of incorporation does not), directors on a classified board such as our board of directors may be removed only for cause, by the affirmative vote of stockholders. Under our certificate of incorporation and bylaws, any vacancy on the board of directors, including a vacancy resulting from an enlargement of the board of directors, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third-party from seeking to acquire, control of us.

Action by Stockholders.  Under our certificate of incorporation, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.  Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the board of directors, (2) pursuant to our notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Stockholder Meetings.  Our bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. In addition, our certificate of incorporation provides that, in lieu of a meeting, any such action may be taken by unanimous written consent of our stockholders. In addition, our bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the board of directors. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.

Calling of Special Meetings of Stockholders.  Our bylaws provide that, except as required by law, special meetings of stockholders may be called by our board of directors, the chairperson of the board and our chief executive officer.

Conflict with the 1940 Act.  Our bylaws provide that, if and to the extent that any provision of the DGCL or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Potential Conversion to Open-End Fund

We may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of our directors then in office, (ii) the holders of not less than 75% of our outstanding shares entitled to vote thereon and (iii) such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. The composition of our portfolio likely could prohibit us from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in our investment policies and may require liquidation of a substantial portion of relatively illiquid portions of its portfolio, to the extent such positions are held. In the event of conversion, the shares of our common stock would cease to be listed on the NYSE or other national securities exchange or market system. Any outstanding shares of our preferred stock would be redeemed by us prior to such conversion. Our board of directors believes, however, that the closed-end structure is desirable, given our investment objectives and policies. Investors should assume, therefore, that it is unlikely that the board of directors would vote to convert us to an open-end management investment company. Stockholders of an open-end management investment company may require the open-end management investment company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. We would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If we were converted to an open-end fund, it is likely that new shares of our common stock would be sold at NAV plus a sales load.

Repurchase of Shares and Other Discount Measures

Because shares of common stock of closed-end management investment companies that are listed on an exchange frequently trade at a discount to their NAVs, the board of directors may from time to time determine that it may be in the interest of the holders of our common stock to take certain actions intended to reduce such discount. The board of directors, in consultation with the Adviser, will review at least annually the possibility of open market repurchases and/or tender offers for shares our common stock and will consider such factors as the market price of shares of our common stock, the NAV per share of our common stock, the liquidity of our assets, the effect on our expenses, whether such transactions would impair our status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on our ability to consummate such transactions. There are no assurances that the board of directors will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in share of our common stock trading at a price which is equal to or approximates their NAV.

In recognition of the possibility that shares of our common stock might trade at a discount to the NAV of such shares and that any such discount may not be in the interest of the holders of our common stock, the board of directors, in consultation with the Adviser, from time to time may review the possible actions to reduce any such discount.

UNDERWRITING

     and      are acting as representatives of the several underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated            , 2018, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares of our common stock set forth opposite the underwriter’s name.

Underwriter	Number of Shares

Total

The underwriting agreement provides that the obligations of the underwriters to purchase the shares of our common stock are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all shares of our common stock offered by us (other than those covered by the overallotment option described below) if they purchase any of the shares of our common stock.

The underwriters propose to initially offer some shares of our common stock directly to the public at the public offering price set forth on the cover page of this prospectus and some shares of our common stock to certain dealers at the public offering price less a concession not in excess of $     per share of common stock. The sales load payable of $     per share of common stock is equal to     % of the public offering price and will be paid solely by the Adviser. If all of the shares of our common stock are not sold at the public offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any shares purchased in this offering on or before            , 2018. The representatives have advised us that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The underwriters hold an option, exercisable for      days from the date of this prospectus, to purchase from us up to       additional shares of our common stock at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering overallotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment.

We, the Adviser,       and each of our directors and officers have agreed, for a period of      days from the date of this prospectus, not to, without the prior written consent of            , on behalf of the underwriters, offer, pledge, sell, contract to sell or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly or hedge any shares of our common stock, provided, however, that we may issue and sell shares pursuant to the DRIP and each party may sell under other limited exceptions.           in its sole discretion may release any of the securities subject to these lock-up agreements at any time.

As part of this offering, an aggregate of $     of shares have been reserved for the Adviser,      and      , who have agreed to purchase such shares at the public offering price per share.

Our common stock is listed on the NYSE under the ticker symbol “          .”

We estimate that the total expenses of this offering, excluding the sales load, will be approximately $     . If our organizational and offering expenses exceed $     in the aggregate, the Adviser has agreed to pay any excess from its own assets.

The following table shows the sales load to be paid to the underwriters solely by the Adviser in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of our common stock. This offering will conform with the requirements set forth in FINRA Rule 2310. The sum of all compensation to the underwriters in connection with this offering of shares, including the sales load, will not exceed 8% of the total public offering price of the shares sold in this offering.

	No Exercise	Full Exercise
Per share	$	$
Total	$	$

We, the Adviser and the Administrator have each agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in our common stock. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, shares of our common stock as a result of any market-making activities undertaken by any underwriter. This prospectus supplement and the accompanying prospectus are to be used by the underwriters in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering,      and     , on behalf of the underwriters, may purchase and sell shares of our common stock in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ overallotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the overallotment option. Transactions to close out the covered syndicate short position involve either purchases of shares in the open market after the distribution has been completed or the exercise of the overallotment option. The underwriters may also make “naked” short sales of shares in excess of the overallotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when      and       repurchase shares of our common stock originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of shares. They may also cause the price of our common stock to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE, or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

This prospectus supplement and the accompanying prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. The representatives may agree to allocate a number of shares of our common stock to underwriters for sale to their online brokerage account holders. The representatives will allocate shares of our common stock to underwriters that may make internet distributions on the same basis as other allocations. In addition, shares of our common stock may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

We anticipate that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of our portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may have performed investment banking and financial advisory services for us, the Adviser and our affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for us, our investment adviser and our affiliates in the ordinary course of business.

The principal business addresses of the representatives of the underwriters are:            and           .

REGULATION AS A CLOSED-END MANAGEMENT INVESTMENT COMPANY

General

As a registered closed-end management investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of our outstanding voting securities, we may not:

•	change our classification to an open-end management investment company;
•	alter any of our fundamental policies, which are set forth below in “— Investment Restrictions”; or
•	change the nature of our business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not “interested persons” of us, as that term is defined in the 1940 Act. We will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates absent exemptive relief or other prior approval by the SEC.

We will generally not be able to issue and sell shares of our common stock at a price below the then current NAV per share (exclusive of any distributing commission or discount). See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.” We may, however, sell shares of our common stock at a price below the then current NAV per share if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and the holders of a majority of the shares of our common stock, approves such sale. In addition, we may generally issue new shares of our common stock at a price below NAV in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a registered closed-end management investment company, we may use leverage as and to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock, including the Preferred Stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. If our asset coverage declines below 300% (or 200%, as applicable), we would not be able to incur additional debt or issue additional preferred stock, and could be required by law to sell a portion of our investments to repay some debt or redeem preferred stock when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make certain distributions or pay dividends. In addition, we may borrow for temporary or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage requirements described above.

Asset Segregation and Coverage.  We may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain portfolio management techniques, such as entering into certain Derivative Transactions, or purchasing securities on a when-issued or delayed-delivery basis, that may be considered senior securities under the 1940 Act. We intend to “cover” our derivative positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. “Covered” positions that would otherwise be deemed to create leverage are not counted as senior securities for the purposes of calculating asset coverage under the 1940 Act. We may not cover an applicable Derivative Transaction if it is not necessary to do so to comply with the 1940 Act limitations on the issuance of senior securities and, in the view of the Adviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in us maintaining securities positions that we would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Investment Restrictions

Our investment objectives and our investment policies and strategies described in this prospectus, except for the seven investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the board of directors without stockholder approval.

As referred to above, the following seven investment restrictions are designated as fundamental policies and, as such, cannot be changed without the approval of the holders of a majority of our outstanding voting securities:

(1)	We may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;
(2)	We may not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;
(3)	We may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;
(4)	We may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;
(5)	We may not make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) shall not constitute loans by us;
(6)	We may not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction; and
(7)	We may not invest in any security if as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to us from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, in the case of investments in loan participations between us and a bank or other lending institution participating out the loan, we will treat both the lending bank or other lending institution and the borrower as “issuers.” For purposes of this restriction, an investment in a CLO, collateralized bond obligation, CDO or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset.

The latter part of certain of our fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provides us with flexibility to change our limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow our board of directors to respond efficiently to these kinds of developments without the delay and expense of a stockholder meeting.

Whenever an investment policy or investment restriction set forth in this prospectus states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of our acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Adviser if the security is not rated by a rating agency) will not compel us to dispose of such security or other asset. Notwithstanding the foregoing, we must always be in compliance with the borrowing policies set forth above.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and our independent directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Eagle Point Credit Management.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of our investment strategy, we do not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by us. It is our general policy to exercise our voting or consult authority in a manner that serves the interests of our stockholders. We may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time we becomes aware of a material conflict of interest relating to a particular proxy proposal, our chief compliance officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of our stockholders.

Proxy Voting Records

Information regarding how we voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge: (1) upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how we voted proxies by making a written request for proxy voting information to: Eagle Point Credit Management LLC, 20 Horseneck Lane, Greenwich, CT 06830.

Privacy Policy

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Eagle Point Income Company Inc. and its affiliated companies. The terms of this notice apply to both current and former stockholders.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below:

•	It is our policy that only authorized employees of our investment adviser, Eagle Point Credit Management LLC, and its affiliates who need to know your personal information will have access to it.
•	We may disclose stockholder-related information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it. These companies are required to protect your information and use it solely for the purpose for which they received it.

If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

ADDITIONAL INVESTMENTS AND TECHNIQUES

Our primary investment strategies are described elsewhere in this prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Adviser may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve our investment objectives.

Investment in Debt Securities, Other Types of Credit Instruments and Other Credit Investments

Loan Accumulation Facilitates.  We may invest capital in loan accumulation facilities, which are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction and which acquire loans on an interim basis that are expected to form part of the portfolio of such future CLO. Investments in loan accumulation facilities have risks that are similar to those applicable to investments in CLOs as described in this prospectus. In addition, there typically will be no assurance that the future CLO will be consummated or that the loans held in such a facility are eligible for purchase by the CLO. Furthermore, we likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event we do have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, we may be responsible for either holding or disposing of the loans. This could expose us primarily to credit and/or mark-to-market losses, and other risks. Loan accumulation facilities typically incur leverage from four to six times prior to a CLO’s closing and as such the potential risk of loss will be increased for such facilities that employ leverage.

Debt Securities.  We may invest in debt securities, including debt securities rated below investment grade, or “junk” securities. Debt securities of corporate and governmental issuers in which we may invest are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Senior Secured Loans.  This category of investments primarily includes Assignments of performing senior secured loans to corporate borrowers. Senior secured loans are typically acquired through both primary bank syndications and in the secondary market. In most cases, a senior secured loan will be secured by specific collateral of the issuer. Historically, many of these investments have traded at or near par (i.e., 100% of face value), although they more recently have traded at greater discounts on the current market environment, the Adviser may also purchase stressed and distressed senior secured loans at a material discount to par, if the Adviser believes that there are attractive opportunities to generate capital appreciation by making such investments.

Senior secured loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, or internal growth. Senior secured loans generally are negotiated between a borrower and several financial institution lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the senior secured loan and the rights of the borrower and the lenders. We will primarily purchase Assignments of portions of senior secured loans from third parties and may invest in participations in senior secured loans. Senior secured loans have the most senior position in a borrower’s capital structure or share the senior position with other senior debt securities of the borrower. This capital structure position generally gives holders of senior secured loans a priority claim on some or all of the borrower’s assets in the event of default and therefore the lenders will be paid before certain other creditors of the borrower.

Senior secured loans also have contractual terms designed to protect lenders. These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests. Breach of these covenants generally is an event of default and, if not waived by the lenders, may give lenders the right to accelerate principal and interest payments. Other senior secured loans may be issued with less restrictive covenants which are often referred to as “covenant-lite” transactions. In a “covenant-lite” loan, the covenants that require the borrower to “maintain” certain financial ratios are eliminated altogether, and the lenders are left to rely only on covenants that restrict a company from “incurring” or actively engaging certain action. But a covenant that only restricts a company from incurring new debt cannot be violated simply by a deteriorating financial condition, the company has to take affirmative action to breach it. The impact of these covenant-lite transactions may be to retard the speed with which lenders will be able to take control over troubled deals. We generally acquire senior secured loans of borrowers that, among other things, in the Adviser’s judgment, can make timely payments on their senior secured loans and that satisfy other credit standards established by the Adviser.

When we purchase first and second lien senior floating rate loans and other floating rate debt securities, coupon rates are floating, not fixed and are tied to a benchmark lending rate, the most popular of which is LIBOR. The interest rates of these floating rate debt securities vary periodically based upon a benchmark indicator of prevailing interest rates.

When we purchase an Assignment, we succeed to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires a vote of the lenders holding at least a majority of the investment in the loan, and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because we typically do not hold a majority of the investment in any loan, we will not be able by ourselves to control decisions that require a vote by the lenders.

High Yield Securities.  We may invest in high yielding, fixed income securities rated below investment grade (e.g., rated below “Baa3” by Moody’s or below “BBB-” by S&P or Fitch). Below investment grade and unrated securities are also sometimes referred to as “junk” securities.

Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. We may invest in comparable quality unrated securities that, in the opinion of the Adviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal.

The market price and liquidity of lower rated fixed income securities generally respond to short-term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately our assets. The reduced availability of reliable, objective data may increase our reliance on management’s judgment in valuing high yield bonds. In addition, our investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. Our investments, and consequently our NAV, will be subject to the market fluctuations and risks inherent in all securities.

Synthetic Securities Risk.  We may acquire loans through investment in synthetic securities or interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with directly or indirectly holding senior secured loans and high-yield debt securities, with respect to synthetic strategy, we will usually have a contractual relationship only with the counterparty of such synthetic security, and not with the reference obligor of the reference obligation. We generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference obligation nor will it have any rights of setoff against the reference obligor or rights with respect to the reference obligation. We will not directly benefit from the collateral supporting the reference obligation and will not have the benefit of the remedies that would normally be available to a holder of such reference obligation. In addition, in the event of the insolvency of the counterparty, we may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference obligation. Consequently, we will be subject to the credit risk of the counterparty as well as that of the reference obligor. As a result, concentrations of synthetic securities in any one counterparty subject us to an additional degree of risk with respect to defaults by such counterparty as well as by the reference obligor.

Defaulted Securities.  We may invest in defaulted securities. The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other debt of the issuer. Investing in defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security in our portfolio defaults, we may have unrealized losses on the security, which may lower our NAV. Defaulted securities tend to lose much of their value before they default. Thus, our NAV may be adversely affected before an issuer defaults. In addition, we may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits.  We may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by us will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under our investment objectives and policies stated in this prospectus, we may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes.  We may invest a portion of our assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

CLO Class M Notes, Fee Notes and Participation Agreements.  We may acquire CLO Class M notes, fee notes and participation agreements with CLO collateral managers. There is not an active secondary market for CLO Class M notes, fee notes and participation agreements. Further, CLO Class M notes, fee notes and participation agreements may have significant restrictions on transfer and require continued ownership of certain amounts of CLO equity in the related CLO for the instrument to be valid. CLO Class M notes, fee notes and participation agreements are also subject to the risk of early call of the CLO, and may have no make-whole or other yield protection provisions.

Zero Coupon Securities.  Among the debt securities in which we may invest are zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities must be included in our income. Thus, to quality for tax treatment as a RIC and to avoid a certain excise tax on undistributed income, we may be required to distribute as a dividend an amount that is greater than the total amount of cash we actually receive. These distributions must be made from our cash assets or, if necessary, from the proceeds of sales of portfolio securities. We will not be able to purchase additional income-producing securities with cash used to make such distributions, and our current income ultimately could be reduced as a result.

U.S. Government Securities.  We may invest in debt securities issued or guaranteed by agencies, instrumentalities and sponsored enterprises of the U.S. Government. Some U.S. government securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S.; others, such as those of the Federal Home Loan Banks, or “FHLBs,” or the Federal Home Loan Mortgage Corporation, or “FHLMC,” are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, or “FNMA,” are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the issuing agency, instrumentality or enterprise. Although U.S. Government-sponsored enterprises, such as the FHLBs, FHLMC, FNMA and the Student Loan Marketing Association, may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. U.S. Government debt securities generally involve lower levels of credit risk than other types of debt securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other debt securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in our NAV.

Distressed Securities

We may invest in distressed investments including loans, loan participations, or bonds, many of which are not publicly traded and which may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. If the Adviser’s evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, we may lose a substantial portion or all of our investment or we may be required to accept cash or securities with a value less than our original investment.

Equity Securities

We may hold long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. We also may invest in depositary receipts or shares relating to non-U.S. securities. Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced. We may purchase securities in all available securities trading markets and may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies.

Investment in Other Investment Companies

We may invest in securities of other investment companies subject to statutory limitations prescribed by the 1940 Act. These limitations include in certain circumstances a prohibition on us acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of our total assets in securities of any one investment company or more than 10% of our total assets in securities of all investment companies.

We will indirectly bear our proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses that we regularly bear. Although we do not expect to do so in the foreseeable future, we are authorized to invest substantially all of our assets in a single open-end investment company or series thereof that has substantially the same investment objectives, policies and fundamental restrictions as us.

Exchange-Traded Notes (“ETNs”)

We may invest in ETNs. ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and Exchange-Traded Funds, or “ETFs.” An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When we invest in ETNs we will bear our proportionate share of any fees and expenses borne by the ETN. Our decision to sell our ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

Preferred Securities

Preferred securities in which we may invest include trust preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, traditional preferred stock, contingent-capital securities, hybrid securities (which have characteristics of both equity and fixed-income instruments) and public income notes. Preferred securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature in that they have no maturity dates or have stated maturity dates.

Investment in Relatively New Issuers

We may invest in the securities of new issuers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such issuers are relatively unseasoned. Such issuers may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Certain issuers may be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers seek to sell the same securities when we attempt to dispose of our holdings, we may receive lower prices than might otherwise be the case.

Demand Deposit Accounts

We may hold a significant portion of our cash assets in interest-bearing or non-interest-bearing demand deposit accounts at our custodian or another depository institution insured by the FDIC. The FDIC is an independent agency of the U.S. government, and FDIC deposit insurance is backed by the full faith and credit of the U.S. government. We expect to hold cash that exceeds the amounts insured by the FDIC for such accounts. As a result, in the event of a failure of a depository institution where we hold such cash, our cash is subject to the risk of loss.

Simultaneous Investments

Investment decisions, made by the Adviser on our behalf, are made independently from those of the other funds and accounts advised by the Adviser and its affiliates. If, however, such other accounts wish to invest in, or dispose of, the same securities as us, available investments will be allocated equitably between us and other accounts. This procedure may adversely affect the size of the position we obtain or disposed of or the price we pay.

Short Sales

When we engage in a short sale of a security, it must, to the extent required by law, borrow the security sold short and deliver it to the counterparty. We may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that we replace the borrowed security, we will incur a loss; conversely, if the price declines, we will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above.

To the extent we engage in short sales, we will provide collateral to the broker-dealer and may maintain additional asset coverage in the form of segregated or “earmarked” liquid assets equal to the current market value of the securities sold short, or may ensure that such positions are covered by “offsetting” positions, until we replace the borrowed security. If we do not segregate liquid assets in such manner, then such securities will be considered senior securities representing indebtedness for purposes of the 1940 Act. A short sale is “against the box” to the extent that we contemporaneously own, or have the right to obtain at no added cost, securities identical to those sold short. We may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent we engage in short selling in foreign (non-U.S.) jurisdictions, we will do so to the extent permitted by the laws and regulations of such jurisdiction.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

A control person is a person who beneficially owns more than 25% of the voting securities of a company. The following table sets forth certain ownership information with respect to shares of our common stock held by (1) those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of the outstanding shares of our common stock, and (2) all of our officers and directors, as a group. The table shows such ownership immediately prior to the completion of this offering as well as the effect on such ownership as a result of the offering made pursuant to this prospectus.

	Common Stock Beneficially Owned(1) Prior to Offering		Shares of Common Stock Offered	Common Stock Beneficially Owned(1) Following the Offering
Name and Address	Number	%		Number	%

All officers and directors as a group (9 persons)

*	Represents less than 1.0%.
(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

BROKERAGE ALLOCATION

Since we expect to acquire and dispose of most of our investments in privately negotiated transactions or in the over-the-counter markets, we will generally not be required to pay a stated brokerage commission. However, to the extent a broker-dealer is involved in a transaction, the price we pay or receive, as applicable, may reflect a mark-up or mark-down. Subject to policies established by our board of directors, the Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. The Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, The Adviser may select a broker based upon brokerage or research services provided. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the securities offered by this prospectus will be passed upon for us by Dechert LLP, Boston, Massachusetts. Dechert LLP also represents the Adviser. Certain matters in connection with the offering will be passed upon for the underwriters by           .

CUSTODIAN AND TRANSFER AGENT

Our portfolio securities are held pursuant to a custodian agreement between us and Wells Fargo Bank, National Association. The principal business address of Wells Fargo Bank, National Association is 9062 Old Annapolis Road, Columbia, MD 21045.

American Stock Transfer & Trust Company, LLC will serve as our transfer agent, registrar, dividend disbursement agent and stockholder servicing agent, as well as agent for our DRIP. The principal business address of American Stock & Transfer Company, LLC is 6201 15th Avenue, Brooklyn, NY 11219.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statement of financial condition, as of June 30, 2018 appearing in this prospectus has been audited by KPMG LLP, an independent registered public accounting firm located at 345 Park Avenue, New York, NY 10154, as stated in their report included elsewhere herein, and is included in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 (file numbers 333-       and 811-23361), together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. Our registration statement may be obtained from the SEC at www.sec.gov.

We will file with or submit to the SEC annual and semi-annual reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. The SEC maintains an Internet site (http://www.sec.gov) that contains reports, proxy statements and other information filed electronically by us with the SEC. Copies of these reports, proxy statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549. This information will also be available free of charge by writing us at Eagle Point Income Company Inc., 20 Horseneck Lane, Greenwich, CT 06830, Attention: Investor Relations, by telephone at (844) 810-6501, or on our website at           . Information on our website is not incorporated by reference into or a part of this prospectus.

EAGLE POINT INCOME COMPANY LLC

KPMG LLP 345 Park Avenue New York, NY 10154-0102

Report of Independent Registered Public Accounting Firm

To the Members
Eagle Point Income Company LLC

Opinion on the Financial Statements

We have audited the accompanying statement of financial condition of Eagle Point Income Company LLC (the Company), as of June 30, 2018 (in organization), and the related notes to the statement of financial condition (the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial condition of the Company as of June 30, 2018 (in organization), in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

The financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Eagle Point Credit Management advised investment companies since 2014.

New York, New York
July 11, 2018

EAGLE POINT INCOME COMPANY LLC

STATEMENT OF FINANCIAL CONDITION
JUNE 30, 2018
(IN ORGANIZATION)

ASSETS
Cash	$100,000
Total Assets	$100,000
LIABILITIES AND MEMBER'S EQUITY
Liabilities	$—
Total Liabilities	—
Member's Equity	100,000
Total Liabilities and Member's Equity	$100,000

See accompanying notes to the financial statement

EAGLE POINT INCOME COMPANY LLC

NOTES TO STATEMENT OF FINANCIAL CONDITION
JUNE 30, 2018
(IN ORGANIZATION)

1. DESCRIPTION OF THE BUSINESS

Eagle Point Income Company LLC (“EPIC” or the “Company”) is a Delaware limited liability company which was formed on June 11, 2018 pursuant to a limited liability company operating agreement, as amended (the “Agreement”).

EPIC is based in Greenwich, Connecticut and is a wholly owned subsidiary of Eagle Point Credit Management LLC. Eagle Point Credit Management LLC (the “Adviser” or the “Member”) is the investment adviser of the Company and the Member. The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940. The Company intends to register as a closed-end investment company under the Investment Company Act of 1940 and to apply for listing on the New York Stock Exchange.

EPIC’s primary investment objective is to generate high current income. The Company seeks to achieve its principal investment objective by primarily investing in junior debt tranches of collateralized loan obligations, or “CLOs,” that are primarily rated BB and collateralized by a diverse portfolio consisting primarily of below investment grade U.S. senior secured loans. The Company may also invest in unrated minority CLO equity tranches as part of its principal investment strategy. The Company shall have perpetual existence unless sooner dissolved and wound up by the Member.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The statement of financial condition of the Company has been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).

Use of Estimates

The preparation of a statement of financial condition in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts included in the statement of financial condition and accompanying notes as of the reporting date. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in a bank account which, at times, may exceed federal insured limits. The Company monitors the performance of the financial institution where the account is held in order to manage any risk associated with such account. No cash equivalent balances were held as of June 30, 2018.

Organization Costs

The Adviser has agreed to pay all of the Company's organization expenses incurred as of June 30, 2018.

3. MEMBER’S EQUITY

As of June 30, 2018, the Member has committed and funded equity contributions of $100,000.

EAGLE POINT INCOME COMPANY LLC

NOTES TO STATEMENT OF FINANCIAL CONDITION
JUNE 30, 2018
(IN ORGANIZATION)

4. INCOME TAXES

The Company is a disregarded entity for U.S. federal income tax purposes and therefore no provision for income taxes has been made in the statement of financial position.

Upon conversion to a corporation, the Company intends to operate so as to qualify to be taxed as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders.

5. RELATED PARTY TRANSACTIONS

The Company plans to enter into an investment advisory agreement with the Adviser (the “Advisory Agreement”). The Company also plans to enter into an administration agreement (the “Administration Agreement”) with Eagle Point Administration LLC (the “Administrator”). The Adviser and the Administrator are under common ownership by Eagle Point Holdings LP.

6. SUBSEQUENT EVENTS

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through July 11, 2018, the date the statement of financial condition of the Company was available to be issued. Management has determined that there are no events that would require adjustment to or disclosure in the Company's statement of financial condition and related notes through this date.

APPENDIX A: DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. — A brief description of the applicable Moody’s Investors Service, Inc. (Moody’s) rating symbols and their meanings (as published by Moody’s) follows:

1. Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note:	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1.	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2.	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3.	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG.	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1.	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2.	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3.	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG.	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

2. Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
NOTE:	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Standard & Poor’s

A brief description of the applicable Standard & Poor’s (S&P) rating symbols and their meanings (as published by S&P) follows:

Issuer Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C:	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C:	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D:	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Plus (+) or minus (-):	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
N.R.:	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1:	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2:	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3:	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B-1:	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2:	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3:	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meets its financial commitments over the short-term compared to other speculative-grade obligors.
C:	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D:	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch, Inc.

A brief description of the applicable Fitch, Inc. (Fitch) rating symbols and their meanings (as published by Fitch) follows:

Long-Term Credit Ratings
Investment Grade

AAA:	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA:	Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A:	High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB:	Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB:	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B:	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC:	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC:	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.
C:	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC.’

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1:	Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91% – 100% of current principal and related interest.
RR2:	Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71% – 90% of current principal and related interest.
RR3:	Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51% – 70% of current principal and related interest.
RR4:	Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31% – 50% of current principal and related interest.
RR5:	Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11% – 30% of current principal and related interest.
RR6:	Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0% – 10% of current principal and related interest.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1:	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2:	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3:	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C:	High short-term default risk. Default is a real possibility.
RD:	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D:	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

        Shares

Eagle Point Income Company Inc.

Common Stock

PROSPECTUS
          , 2018

Until          , 2018 (25 days after the date of this prospectus), federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PART C — OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements:

The following financial statement of Eagle Point Income Company LLC (the “Registrant”) is included in Part A of the Registration Statement:

2. Exhibits:

(a)(1)	Certificate of Formation
(a)(2)	Form of Certificate of Incorporation*
(b)(1)	First Amended and Restated Limited Liability Company Agreement
(b)(2)	Form of Bylaws*
(c)	Not applicable
(d)	Not applicable
(e)	Dividend Reinvestment Plan*
(f)	Not applicable
(g)	Investment Advisory Agreement by and between Registrant and Eagle Point Credit Management LLC*
(h)	Form of Underwriting Agreement*
(i)	Not applicable
(j)	Custody Agreement, among the Registrant and Wells Fargo Bank, National Association
(k)(1)	Administration Agreement by and between the Registrant and Eagle Point Administration LLC*
(k)(2)	Form of Transfer Agency and Registrar Services Agreement between the Registrant and American Stock Transfer & Trust Company, LLC*
(l)	Opinion and Consent of Counsel*
(m)	Not applicable
(n)	Consent of Independent Registered Public Accounting Firm
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)(1)	Code of Ethics of the Registrant*
(r)(2)	Code of Ethics of Eagle Point Credit Management LLC*

*	To be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS

The information contained under the heading “Underwriting” in the prospectus that forms a part of this Registration Statement is incorporated herein by reference.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee	$	*
FINRA filing fee	$	*
NYSE listing fee	$	*
Printing and postage	$	*
Legal fees and expenses	$	*
Accounting fees and expenses	$	*
Miscellaneous	$	*
Total	$	*

Note: Except for the SEC registration fee, the FINRA filing fee and the [NYSE] listing fee, all listed amounts are estimates.

*	To be provided by amendment

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of each class of the Registrant’s securities as of             , 2018:

Title of Class	Number of Record Holders
Common stock, par value $0.001 per share

ITEM 30. INDEMNIFICATION

Directors and Officers

As permitted by Section 102 of the General Corporation Law of the State of Delaware (the “DGCL”), the Registrant has adopted provisions in its certificate of incorporation that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to the Registrant or its stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for: any breach of the director’s duty of loyalty to the Registrant or its stockholders; any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.

The Registrant’s certificate of incorporation and bylaws provide that all directors, officers, employees and agents of the Registrant shall be entitled to be indemnified by the Registrant to the fullest extent permitted by the DGCL, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Under Section 145 of the DGCL, the Registrant is permitted to offer indemnification to its directors, officers, employees and agents.

Section 145(a) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise. Such indemnity may be against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 145(g) of the DGCL provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, regardless of whether the corporation would have the power to indemnify the person against such liability under the provisions of the law. We have obtained liability insurance for the benefit of our directors and officers.

Adviser and Administrator

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Eagle Point Credit Management LLC (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Eagle Point Administration LLC (the “Administrator”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The Underwriting Agreement will provide that the underwriters agree to indemnify, defend and hold harmless each of the Registrant, the Adviser and the Administrator, and each of their respective partners, directors, trustees, managers, members and shareholders (as the case may be), and each officer of the Registrant who signs the Registration Statement and each person, if any, who controls the Registrant, the Adviser and/or the Administrator within the meaning of either Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Registrant or any such person may incur under the Securities Act, the Exchange Act, the 1940 Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such sales agent furnished in writing by such sales agent to the Registrant expressly for use in this Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by the Registrant) or in the prospectus (or any supplement thereto) contained in this Registration Statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in this Registration Statement or such prospectus (or supplement thereto) or necessary to make such information not misleading.

The Registrant has entered into indemnification agreements with its officers and directors. The indemnification agreements are intended to provide the Registrant’s officers and directors the maximum indemnification permitted under Delaware law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management” and “The Adviser and the Administrator.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-77721), under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Eagle Point Income Company Inc., 20 Horseneck Lane, Greenwich, CT 06830;
(2)	the Transfer Agent, American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219;
(3)	the Custodian, Wells Fargo Bank, National Association, 9062 Old Annapolis Rd, Columbia, MD 21045; and
(4)	the Adviser, Eagle Point Credit Management LLC, 20 Horseneck Lane, Greenwich, CT 06830.

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

(1)	The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.
(2)	Not applicable.
(3)	Not applicable.
(4)	Not applicable.
(5)	Registrant undertakes that:
(a)	for purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective; and
(b)	for purposes of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
(6)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Greenwich, in the State of Connecticut, on the 13th day of July, 2018.

EAGLE POINT INCOME COMPANY LLC

By:	/s/ Thomas P. Majewski Name: Thomas P. Majewski Title: Chief Executive Officer

KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints each of Thomas P. Majewski and Kenneth P. Onorio as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement on Form N-2 and any registration statement filed pursuant to Rule 462(b) under the Securities Act, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Thomas P. Majewski Thomas P. Majewski	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	July 13, 2018
/s/ Kenneth P. Onorio Kenneth P. Onorio	Chief Financial Officer (Principal Financial and Accounting Officer)	July 13, 2018
/s/ James R. Matthews James R. Matthews	Director	July 13, 2018
/s/ Scott W. Appleby Scott W. Appleby	Director	July 13, 2018
/s/ Kevin F. McDonald Kevin F. McDonald	Director	July 13, 2018
/s/ Paul E. Tramontano Paul E. Tramontano	Director	July 13, 2018
/s/ Jeffrey L. Weiss Jeffrey L. Weiss	Director	July 13, 2018